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Filed pursuant to Rule 424(b)(5)
Registration No. 333-226147

CALCULATION OF REGISTRATION FEE

Title of Securities to be Registered(1)	Amount to be Registered	Proposed Maximum Offering Price Per ADS	Proposed Maximum Aggregate Offering Price	Amount of Registration Fee(2)

Ordinary Shares, par value £0.001 per share	60,000,000	$10.00	$100,000,000	$12,450

(1)
These ordinary shares are represented by the Registrant's American depositary shares, each of which represents six ordinary shares of the Registrant. Such American depositary shares issuable on deposit of the ordinary shares registered hereby have been registered under two separate registration statements on Form F-6 (File No.: 333-203642 and File No.: 333-212714).

(2)
Calculated in accordance with Rule 457(r) of the Securities Act of 1933, as amended, and relates to the Registration Statement on Form S-3 (File No. 333-226147) filed by the Registrant on July 12, 2018. Pursuant to Rule 457(p) of the Securities Act, the Registrant hereby partially offsets the registration fee required in connection with this filing against the $434.96 remaining balance from the $25,175 registration fee associated with unsold securities, which registration fee was previously paid by the Registrant in connection with the filing of its prior registration statement on Form S-3 (Registration No. 333-212713) (the "Prior Registration Statement"), initially filed with the SEC on July 28, 2016. Pursuant to Rule 457(p) under the Securities Act, the $12,450 filing fee currently due in connection with this filing is offset in part against the $434.96 remaining balance for such unsold securities under the Prior Registration Statement resulting in a fee of $12,015.04 remitted with this filing.

PROSPECTUS SUPPLEMENT
(To Prospectus dated July 12, 2018)

10,000,000 American Depositary Shares

Representing 60,000,000 Ordinary Shares

$10.00 per ADS

        We are selling 60,000,000 ordinary shares in the form of American Depositary Shares, or ADSs in a registered direct offering at a negotiated price of $10.00 per ADS directly to a number of accredited investors pursuant to this prospectus supplement and the accompanying prospectus and purchase agreement with such investors. Each ADS represents the right to receive 6 ordinary shares.

        The ADSs are listed on The Nasdaq Global Select Market under the symbol "ADAP." On September 4, 2018, the last reported sale price of the ADSs on The Nasdaq Global Select Market was $10.94 per ADS.

        We are an "emerging growth company" as the term is used in the Jumpstart Our Business Startups Act of 2012 and, as such, have elected to comply with certain reduced public company reporting requirements.

        Investing in the ADSs involves risks. See "Risk Factors" beginning on page S-3.

        Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus supplement or the accompanying prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

	Per ADS	Total

Registered Direct Offering Price	$10.00	$100,000,000

Proceeds to Adaptimmune (before expenses)	$10.00	$100,000,000

        Delivery of the ADSs is expected to be made on or about September 7, 2018.

September 5, 2018

ENFORCEABILITY OF CIVIL LIABILITIES

        We are incorporated under the laws of England and Wales. Some of our directors and officers reside outside the United States, and a substantial portion of our assets and all or a substantial portion of the assets of such persons are located outside the United States. As a result, it may be difficult for you to serve legal process on us or our directors and executive officers (as well as certain directors, managers and executive officers of the finance subsidiaries) or have any of them appear in a United States court. There is doubt as to the enforceability in the United Kingdom, either in original actions or in actions for enforcement of judgments of U.S. courts, of civil liabilities predicated on the U.S. federal securities laws.

ABOUT THIS PROSPECTUS SUPPLEMENT

        This document is in two parts. The first part is the prospectus supplement, including the documents incorporated by reference herein, which describes the specific terms of this offering. The second part, the accompanying prospectus, including the documents incorporated by reference therein, provides more general information. Generally, when we refer to this prospectus, we are referring to both parts of this document combined. Before you invest, you should carefully read this prospectus supplement, the accompanying prospectus, all information incorporated by reference herein and therein, as well as the additional information described under "Where You Can Find More Information." These documents contain information you should consider when making your investment decision. This prospectus supplement may add, update or change information contained in the accompanying prospectus. To the extent that any statement we make in this prospectus supplement is inconsistent with statements made in the accompanying prospectus or any documents incorporated by reference therein, the statements made in this prospectus supplement will be deemed to modify or supersede those made in the accompanying prospectus and such documents incorporated by reference therein.

        You should rely only on the information contained or incorporated by reference in this prospectus supplement, the accompanying prospectus and in any free writing prospectuses we may provide to you in connection with this offering. Neither we nor the purchaser have authorized any other person to provide you with any information that is different. If anyone provides you with different or inconsistent information, you should not rely on it. We are offering to sell, and seeking offers to buy, ADSs only in jurisdictions where offers and sales are permitted. The distribution of this prospectus supplement and the offering of the ADSs in certain jurisdictions may be restricted by law. Persons outside the United States who come into possession of this prospectus supplement must inform themselves about, and observe any restrictions relating to, the offering of the ADSs and the distribution of this prospectus supplement outside the United States. This prospectus supplement does not constitute, and may not be used in connection with, an offer to sell, or a solicitation of an offer to buy, any securities offered by this prospectus supplement by any person in any jurisdiction in which it is unlawful for such person to make such an offer or solicitation.

        Unless otherwise indicated or the context otherwise requires, "Adaptimmune," the "Group," the "Company," "we," "us" and "our" refer to Adaptimmune Therapeutics plc and its consolidated subsidiaries, except where the context otherwise requires. "Adaptimmune" and "SPEAR" are registered trademarks of Adaptimmune.

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

        This prospectus supplement, the accompanying prospectus and the financial statements and other documents incorporated by reference in this prospectus supplement may contain forward-looking statements that are based on our current expectations, assumptions, estimates and projections about us and our industry. All statements other than statements of historical fact in this prospectus supplement,

S-i

the accompanying prospectus and the financial statements and other documents that we incorporate by reference in this prospectus supplement are forward-looking statements.

        These forward-looking statements are subject to known and unknown risks, uncertainties, assumptions and other factors that could cause our actual results of operations, financial condition, liquidity, performance, prospects, opportunities, achievements or industry results, as well as those of the markets we serve or intend to serve, to differ materially from those expressed in, or suggested by, these forward-looking statements. These forward-looking statements are based on assumptions regarding our present and future business strategies and the environment in which we expect to operate in the future. Important factors that could cause those differences include, but are not limited to:

  •
  our ability to successfully advance our MAGE-A10, MAGE-A4 and AFP SPEAR T-cells through clinical development and the timing within which we can recruit patients and treat patients in our clinical trials;

  •
  our ability to successfully and reproducibly manufacture SPEAR T-cells in order to meet patient demand;

  •
  our ability to further develop our commercial manufacturing process for our SPEAR T-cells, transfer such commercial process to third party contract manufacturers, if required, and for such third party contract manufacturers or ourselves to manufacture SPEAR T-cells to the quality and on the timescales we require;

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  the scope and timing of performance of our ongoing collaboration with GlaxoSmithKline ("GSK") including nomination of further targets by GSK under the collaboration;

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  our ability to successfully advance our SPEAR T-cell technology platform to improve the safety and effectiveness of our existing SPEAR T-cell candidates and to submit Investigational New Drug Applications, or INDs, for new SPEAR T-cell candidates;

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  the rate and degree of market acceptance of T-cell therapy generally, and of our SPEAR T-cells;

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  government regulation and approval, including, but not limited to, the expected regulatory approval timelines for our SPEAR T-cells and the level of pricing and reimbursement for our SPEAR T-cells, if approved for marketing;

  •
  the existence of any third party patents preventing further development of any of our SPEAR T-cells, including, any inability to obtain appropriate third party licenses, or enforcement of patents against us or our collaborators;

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  our ability to obtain granted patents covering our SPEAR T-cells and to enforce such patents against third parties;

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  volatility in equity markets in general and in the biopharmaceutical sector in particular;

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  fluctuations in the price of materials and bought-in components;

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  our relationships with suppliers, contract manufacturing organizations or CROs and other third-party providers including fluctuations in the price of materials and services, ability to obtain reagents particularly where such reagents are only available from a single source, and performance of third party providers;

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  increased competition from other companies in the biotechnology and pharmaceutical industries including where such competition impacts ability to recruit patients in to clinical trials;

  •
  claims for personal injury or death arising from the use of our SPEAR T-cell candidates;

  •
  our ability to attract and retain qualified personnel;

S-ii

  •
  a change in our status as an emerging growth company under the Jumpstart Our Business Start-ups Act of 2012, or JOBS Act; and

  •
  additional factors that are not known to us at this time.

        Additional factors that could cause actual results, financial condition, liquidity, performance, prospects, opportunities, achievements or industry results to differ materially include, but are not limited to, those discussed under "Risk Factors" in Part II, Item 1A of our Quarterly Report on Form 10-Q for the period ended June 30, 2018, which is incorporated by reference herein, as updated by our other SEC filings filed after such Quarterly Report. Additional risks that we may currently deem immaterial or that are not presently known to us could also cause the forward-looking events discussed in this prospectus not to occur. Additional risks that we may currently deem immaterial or that are not presently known to us could also cause the forward-looking events discussed in this prospectus not to occur. The words "believe," "may," "will," "estimate," "continue," "anticipate," "intend," "expect" and similar words are intended to identify estimates and forward-looking statements. Estimates and forward-looking statements speak only at the date they were made, and we undertake no obligation to update or to review any estimate and/or forward-looking statement because of new information, future events or other factors. Estimates and forward-looking statements involve risks and uncertainties and are not guarantees of future performance. Our future results may differ materially from those expressed in these estimates and forward-looking statements. In light of the risks and uncertainties described above, the estimates and forward-looking statements discussed in this prospectus, the documents that we incorporate by reference in this prospectus and any related prospectus supplement might not occur, and our future results and our performance may differ materially from those expressed in such forward-looking statements due to, inclusive of, but not limited to, the factors mentioned above. Because of these uncertainties, you should not make any investment decision based on these estimates and forward-looking statements.

S-iii

PROSPECTUS SUPPLEMENT SUMMARY

        This summary highlights selected information contained elsewhere in this prospectus supplement, the accompanying prospectus and in the documents we incorporate by reference. This summary does not contain all of the information you should consider before making an investment decision. You should read this entire prospectus supplement and accompanying prospectus carefully, especially the risks of investing in our ADSs discussed under "Risk Factors" beginning on page S-3 of this prospectus supplement, along with our consolidated financial statements and notes to those consolidated financial statements and the other information incorporated by reference in this prospectus supplement.

Overview

        Adaptimmune is a clinical-stage biopharmaceutical company focused on the development of novel cancer immunotherapy products. The Company's unique SPEAR (Specific Peptide Enhanced Affinity Receptor) T-cell platform enables the engineering of T-cells to target and destroy cancer, including solid tumors. Adaptimmune is currently conducting clinical trials with SPEAR T-cells targeting MAGE-A4, MAGE-A10, and alpha fetoprotein, or AFP, across multiple solid tumor indications. GlaxoSmithKline plc (LSE:GSK) (NYSE:GSK) exercised its option to exclusively license the right to research, develop, and commercialize Adaptimmune's NY-ESO SPEAR T-cell therapy program in September 2017 and transition of the program completed in July 2018. The Company is located in Oxfordshire, U.K and Philadelphia, USA.

Corporate Information

        Our registered and principal executive offices are located at 60 Jubilee Avenue, Milton Park, Abingdon, Oxfordshire OX14 4RX, United Kingdom; our general telephone number is (44) 1235 430000; and our internet address is http://www.adaptimmune.com. Our website and the information contained on or accessible through our website are not part of this prospectus. Our agent for service of process in the United States is our subsidiary, Adaptimmune LLC, 351 Rouse Boulevard, The Navy Yard, Philadelphia PA 19112. Since May 6, 2015, our ADSs, which each represent 6 ordinary shares, have been listed on The Nasdaq Global Select Market, or Nasdaq, under the symbol "ADAP."

 THE OFFERING

ADSs offered by us	10,000,000 ADSs (with each ADS representing six ordinary shares).
ADSs outstanding after the offering	104,446,756
Ordinary shares outstanding after the offering	626,680,540
Depositary	Citibank, N.A.
Use of proceeds

We intend to use the net proceeds from this offering to advance our wholly-owned pipeline of SPEAR T-cell candidates through clinical trials as well as for other general corporate purposes. See "Use of Proceeds."

Risk factors

You should read the "Risk Factors" section of this prospectus supplement and in other documents incorporated by reference into this prospectus supplement and the accompanying prospectus for a discussion of factors to consider carefully before deciding to purchase our ADSs.

Nasdaq Global Select Market Symbol	ADAP

        Unless otherwise indicated, all information in this prospectus supplement, including information relating to the number of ordinary shares to be outstanding immediately after the completion of this offering, excludes 89,104,744 of our ordinary shares issuable upon the exercise of options outstanding as of August 31, 2018.

RISK FACTORS

        Our business, and an investment in the securities, is subject to uncertainties and risks. You should carefully consider and evaluate all of the information included and incorporated by reference in this prospectus supplement and the accompanying prospectus, including the risk factors incorporated by reference from our most recent Quarterly Report on Form 10-Q, as updated by other SEC filings filed after such report. Our business, financial condition, results of operations and prospects could be materially adversely affected by any of these risks. The occurrence of any of these risks may cause you to lose all or part of your investment.

Risks Related to Our ADSs and this Offering

If you purchase ADSs in this offering, you will suffer immediate dilution of your investment.

        The offering price per ADS in this offering may exceed the net tangible book value per ADS outstanding prior to this offering. Therefore, if you purchase ADSs in this offering, you may pay a price per ADS that exceeds our as adjusted net tangible book value per ADS after this offering. To the extent outstanding options are exercised, you will incur further dilution. Assuming that an aggregate of 10,000,000 of our ADSs are sold at a price of $10.00 per ADS pursuant to this prospectus supplement, for aggregate net proceeds of $99.7 million after deducting estimated aggregate offering expenses payable by us, you would experience immediate dilution of $1.25 per ordinary share, or $7.48 per ADS, representing the difference between our as adjusted net tangible book value per ordinary share as of June 30, 2018, after giving effect to this offering and the offering price. See "Dilution."

We do not anticipate paying cash dividends, and accordingly, holders of our ADSs must rely on appreciation in the price of the ADSs for any return on their investment.

        We currently intend to retain our future earnings, if any, to fund the development and growth of our businesses. As a result, capital appreciation, if any, of our ADSs will be your sole source of gain on your investment for the foreseeable future. Investors seeking cash dividends should not invest in our ADSs.

If securities or industry analysts do not publish research or publish inaccurate or unfavorable research about our business, our ADS price and trading volume could decline.

        The trading market for our ADSs depends on the research and reports that securities or industry analysts publish about us or our business. We do not have any control over these analysts. We cannot assure you that analysts will cover us or provide favorable coverage. If one or more of the analysts who cover us downgrade our ADSs or change their opinion of our ADSs, our ADS price would likely decline. If one or more of these analysts cease coverage of our company or fail to regularly publish reports on us, we could lose visibility in the financial markets, which could cause our ADS price or trading volume to decline.

You may not have the same voting rights as the holders of our ordinary shares and may not receive voting materials in time to be able to exercise your right to vote.

        Except as described in this prospectus supplement and the accompanying prospectus, holders of the ADSs will not be able to exercise voting rights attaching to the ordinary shares represented by the ADSs on an individual basis. Holders of the ADSs will appoint the depositary or its nominee as their representative to exercise the voting rights attaching to the ordinary shares represented by the ADSs. You may not receive voting materials in time to instruct the depositary to vote, and it is possible that you, or persons who hold their ADSs through brokers, dealers or other third parties, will not have the opportunity to exercise a right to vote.

You may not receive distributions on our ordinary shares represented by the ADSs or any value for them if it is unlawful or impracticable to make them available to holders of ADSs.

        The depositary for the ADSs has agreed to pay to you the cash dividends or other distributions it or the custodian receives on our ordinary shares or other deposited securities after deducting its fees and expenses. You will receive these distributions in proportion to the number of our ordinary shares that your ADSs represent. However, in accordance with the limitations set forth in the deposit agreement, it may be unlawful or impracticable to make a distribution available to holders of ADSs. We have no obligation to take any other action to permit distribution on the ADSs, ordinary shares, rights or anything else to holders of the ADSs. This means that you may not receive the distributions we make on our ordinary shares or any value from them if it is unlawful or impracticable to make them available to you. These restrictions may have a material adverse effect on the value of your ADSs.

 USE OF PROCEEDS

        We estimate that we will receive total estimated net proceeds from this offering of approximately $99.7 million.

        We currently intend to use the net proceeds of this offering to advance our wholly-owned pipeline of SPEAR T-cell candidates through clinical trials as well as for other general corporate purposes. Although it is difficult to predict future capital requirements, we believe that the net proceeds from this offering, together with our existing cash resources and expected revenue contributions from our GSK collaboration and license agreement, will provide us with adequate cash resources to fund our operations until late 2020.

        Our expected use of net proceeds from this offering represents our current intentions based upon our present plans and business conditions. As of the date of this prospectus supplement, we cannot predict with certainty all of the particular uses for the net proceeds to be received upon the completion of this offering or the amounts that we will actually spend on the uses set forth above. The amounts and timing of our actual use of net proceeds will vary depending on numerous factors, including our ability to obtain additional financing, the relative success and cost of our research, preclinical and clinical development programs, including a change in our planned course of development or the termination of a clinical program necessitated by the results of data received from clinical trials or otherwise, the amount and timing of additional revenues, if any, received from our GSK collaboration and license agreement and whether we enter into future collaborations. As a result, management will have broad discretion in the application of the net proceeds, and investors will be relying on our judgment regarding the application of the net proceeds of this offering.

 DILUTION

        If you invest in our ADSs in this offering, your ownership interest will be diluted immediately to the extent of the difference between the price per ADS you pay in this offering and the net tangible book value per ADS after this offering.

        Our net tangible book value as of June 30, 2018 was $163.9 million, or $0.29 per ordinary share ($1.74 per ADS), based on 566,680,540 ordinary shares outstanding as of August 31, 2018. After giving effect to the assumed sale by us of 10,000,000 ADSs at a public offering price of $10.00 per ADS, less the estimated offering expenses payable by us, our net tangible book value at June 30, 2018 would have been $263.6 million, or $0.42 per ordinary share ($2.52 per ADS). This represents an immediate increase in net tangible book value of $0.13 per ordinary share ($0.79 per ADS) to existing shareholders and an immediate dilution of $1.25 per ordinary share ($7.48 per ADS) to the investors in this offering. The following table illustrates this per ADS dilution. The as adjusted information is illustrative only and will adjust based on the actual price to the public, the actual number of ADSs sold and other terms of the offering determined at the time our ADSs are sold pursuant to this prospectus supplement.

Registered direct offering price per ADS		$10.00
Net tangible book value per ADS as of June 30, 2018	$1.74
Increase per ADS attributable to the investors purchasing ADSs in this offering	$0.79
As adjusted net tangible book value per ADS after giving effect to this offering		$2.52
Dilution per ADS to the investors		$7.48

        The above discussion and table are based on 566,680,540 ordinary shares outstanding as of August 31, 2018 and excludes 89,104,744 of our ordinary shares issuable upon the exercise of options outstanding as of August 31, 2018, at a weighted average exercise price of £0.60 per ordinary share.

        To the extent that outstanding options are exercised, you will experience further dilution. In addition, we may choose to raise additional capital due to market conditions or strategic considerations even if we believe we have sufficient funds for our current or future operating plans. To the extent that additional capital is raised through the sale of equity, the issuance of such securities may result in further dilution to our ADS holders.

PLAN OF DISTRIBUTION

        We are offering 10,000,000 of our ADSs at an offering price of $10.00 per ADS. We established the price following negotiations with each of Matrix Capital Management Master Fund, LP, New Enterprise Associates 16, L.P., New Enterprise Associates 14, L.P. and Syncona Portfolio Limited and with reference to the prevailing market price of our ADSs, recent trends in such price and other factors. The ADSs offered hereby are being sold directly to each of Matrix Capital Management Master Fund, LP, New Enterprise Associates 16, L.P., New Enterprise Associates 14, L.P. and Syncona Portfolio Limited, severally and not jointly, and not through a placement agent, underwriter or securities broker or dealer, and we are therefore not paying any underwriting discounts, commissions, concessions or similar compensation for the sale and distribution of the ADSs being offered hereby.

        We entered into a purchase agreement dated the date of this prospectus supplement with Matrix Capital Management Master Fund, LP, New Enterprise Associates 16, L.P., New Enterprise Associates 14, L.P. and Syncona Portfolio Limited covering the sale of the ADSs offered under this prospectus supplement. A copy of the form of purchase agreement between us and these investors will be included as an exhibit to a Current Report on Form 8-K that will be filed with the SEC. We currently anticipate that closing of the sale of all of the ADSs offered hereby will take place on or about September 7, 2018. The total proceeds to us, before expenses, will be approximately $100 million. On the closing date, we will issue the ADSs to each of the investors named in this paragraph above and we will receive funds from these investors in the amount of the aggregate purchase price of the ADSs being sold hereby.

LEGAL MATTERS

        Certain legal matters of United States federal law and New York State law will be passed upon for us by Mayer Brown LLP. The validity of the ordinary shares represented by ADSs and certain other matters as to English law will be passed upon for us by Mayer Brown International LLP.

EXPERTS

        The consolidated financial statements of Adaptimmune Therapeutics plc as of December 31, 2017 and December 31, 2016, and for each of the years in the two-year period ended December 31, 2017, the six-month period ended December 31, 2015, and the year ended June 30, 2015, have been incorporated by reference herein in reliance upon the report of KPMG LLP, independent registered public accounting firm, incorporated by reference herein, and upon the authority of said firm as experts in accounting and auditing.

WHERE YOU CAN FIND MORE INFORMATION

        We have filed with the U.S. Securities and Exchange Commission a registration statement (including amendments and exhibits to the registration statement) on Form S-3 under the Securities Act. Our SEC filings are available to the public over the Internet at the SEC's website at http://www.sec.gov. Copies of certain information filed by us with the SEC are also available on our website at http://www.adaptimmune.com. Our website is not a part of this prospectus supplement and is not incorporated by reference in this prospectus supplement. You may also read and copy any document we file at the SEC's Public Reference Room, 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the operation of the Public Reference Room.

        This prospectus supplement is part of a registration statement we filed with the SEC. This prospectus supplement omits some information contained in the registration statement in accordance with SEC rules and regulations. You should review the information and exhibits in the registration statement for further information on us and our consolidated subsidiaries and the securities we are offering. Statements in this prospectus supplement concerning any document we filed as an exhibit to the registration statement or that we otherwise filed with the SEC are not intended to be comprehensive and are qualified by reference to these filings. You should review the complete document to evaluate these statements.

INCORPORATION BY REFERENCE

        The SEC allows us to disclose certain information to you in this prospectus by referring you to documents previously filed with the SEC that include such information. The information incorporated by reference is an important part of this prospectus, and information that we file later with the SEC will automatically update and supersede this information. We incorporate by reference the documents listed below and any future filings made with the SEC under Sections 13(a), 13(c), 14, or 15(d) of the Securities Exchange Act of 1934 made subsequent to the date of this initial registration statement and prior to effectiveness of the registration statement and any reports filed by us with the SEC after the date of this prospectus until the termination of the offering of the securities described in this prospectus (other than information in such filings that was "furnished," under applicable SEC rules, rather than "filed").

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  Our Annual Report on Form 10-K for the fiscal year ended December 31, 2017 filed with the SEC on March 15, 2018 (the "Annual Report");

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  Our Quarterly Report on Form 10-Q for the quarter ended June 30, 2018 filed with the SEC on August 2, 2018;

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  Our Current Reports on Form 8-K filed with the SEC on January 8, 2018, March 15, 2018, April 12, 2018, May 9, 2018, June 4, 2018, June 20, 2018, July 6, 2018, July 18, 2018, July 24, 2018, August 2, 2018, August 15, 2018; and

  •
  The description of our ordinary shares and ADSs contained in our registration statement on Form 8-A, filed with the SEC under the Exchange Act on April 30, 2015, including any amendment or report filed for the purpose of updating such description.

        You may request a copy of these filings at no cost, by writing or telephoning us at the following address:

Adaptimmune Therapeutics plc
Attn: Company Secretary
60 Jubilee Avenue, Milton Park
Abingdon, Oxfordshire OX14 4RX
United Kingdom
(44) 1235 430000

        You should rely only on the information incorporated by reference or provided in this prospectus or any prospectus supplement. We have not authorized anyone else to provide you with different or additional information. An offer of these securities is not being made in any jurisdiction where the offer or sale is not permitted. You should not assume that the information in this prospectus or any prospectus supplement is accurate as of any date other than the date on the front of those documents.

PROSPECTUS

American Depositary Shares representing Ordinary Shares

        We may offer and sell from time to time up to an indeterminate number of our ordinary shares in the form of American Depositary Shares, or ADSs, of Adaptimmune Therapeutics plc. Each ADS represents six ordinary shares, par value £0.001 per share. The specific terms of the ADSs to be offered, and any other information relating to a specific offering, will be set forth in a supplement to this prospectus or in one or more documents incorporated by reference in this prospectus. You should carefully read this prospectus and the applicable prospectus supplement, as well as the documents incorporated or deemed to be incorporated by reference in this prospectus, before you purchase any of the ADSs offered hereby. This prospectus may not be used to sell these ADSs without a supplement.

        We may offer ADSs from time to time in amounts, at prices and on other terms to be determined at the time of offering. We may offer and sell ADSs to or through one or more underwriters, dealers and agents or directly to purchasers, on a continuous or delayed basis. The names of any underwriters, dealers or agents involved in the sale of any ADSs and the specific manner in which they may be offered, including any applicable purchase price, fee, commission or discount arrangement between or among them, will be set forth in the prospectus supplement covering the sale of those ADSs. See "Plan of Distribution."

        Our ADSs are listed on The Nasdaq Global Select Market under the symbol "ADAP." On July 11, 2018, the closing price of our ADSs on The Nasdaq Global Select Market was $10.91.

        Investing in our ADSs involves risks. See "Risk Factors" on page 4 of this prospectus and any similar section contained in the applicable prospectus supplement concerning factors you should consider before investing in our ADSs.

        Neither the Securities and Exchange Commission nor any other regulatory body has approved or disapproved of these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

The date of this prospectus is July 12, 2018.

PROSPECTUS SUMMARY

        This prospectus is part of an "automatic shelf" registration statement that we filed with the Securities and Exchange Commission, which we refer to as the "SEC", as a "well-known seasoned issuer" as defined in Rule 405 of the Securities Act utilizing a "shelf" registration process. Under this shelf registration process, we may, over time, offer and sell the securities described in this prospectus in one or more offerings as described in this prospectus. This prospectus provides you with a general description of the securities that may be offered. Each time we offer securities under this prospectus, we will provide a prospectus supplement or other offering materials that will contain specific information about the terms of that offering. We may also add, update or change information contained in this prospectus by means of a prospectus supplement or by incorporating by reference information that we file or furnish to the SEC. The registration statement that we filed with the SEC includes exhibits that provide more detail on the matters discussed in this prospectus. If the information in this prospectus is inconsistent with a prospectus supplement, you should rely on the information in that prospectus supplement. Please carefully read this prospectus and any prospectus supplement, together with the additional information described under the headings "Where You Can Find More Information" and "Incorporation by Reference," before purchasing any securities.

        You should rely only on the information contained or incorporated by reference in this prospectus, any prospectus supplement and any issuer free writing prospectus. "Incorporated by reference" means that we can disclose important information to you by referring you to another document filed separately with the SEC. We have not authorized any other person to provide you with different information. If anyone provides you with different information, you should not rely on it. We are not making an offer of these securities in any state or jurisdiction where the offer is not permitted. You should only assume that the information in this prospectus or in any prospectus supplement or issuer free writing prospectus is accurate only as of their respective dates. Our business, financial condition, results of operations and prospects may have changed since those dates.

The Company

        Adaptimmune is a clinical-stage biopharmaceutical company focused on the development of novel cancer immunotherapy products. The Company's unique SPEAR (Specific Peptide Enhanced Affinity Receptor) T-cell platform enables the engineering of T-cells to target and destroy cancer, including solid tumors. Adaptimmune is currently conducting clinical trials with SPEAR T-cells targeting MAGE-A4, MAGE-A10, and alpha fetoprotein, or AFP, across several solid tumor indications. GlaxoSmithKline plc (LSE:GSK) (NYSE:GSK) exercised its option to exclusively license the right to research, develop, and commercialize Adaptimmune's NY-ESO SPEAR T-cell therapy program in September 2017. Transition of this program to GSK is ongoing. Adaptimmune has over 350 employees and is located in Oxfordshire, U.K. and Philadelphia, USA.

        In this prospectus, "Adaptimmune," "the "Company," "we," "us" and "our" refer to Adaptimmune Therapeutics plc and its consolidated subsidiaries, except where the context otherwise requires. "Adaptimmune®" and "SPEAR®" are registered trademarks of Adaptimmune.

Corporate Information

        Our registered and principal executive offices are located at 60 Jubilee Avenue, Milton Park, Abingdon, Oxfordshire OX14 4RX, United Kingdom; our general telephone number is (44) 1235 430000; and our internet address is http://www.adaptimmune.com. Our website and the information contained on or accessible through our website are not part of this prospectus. Our agent for service of process in the United States is our subsidiary, Adaptimmune LLC, 351 Rouse Boulevard, The Navy Yard, Philadelphia PA 19112. Since May 6, 2015, our ADSs, which each represent 6 ordinary shares, have been listed on The Nasdaq Global Select Market, or Nasdaq, under the symbol "ADAP."

FORWARD-LOOKING STATEMENTS

        This prospectus, the financial statements and other documents that we incorporate by reference in this prospectus and any related prospectus supplement may contain forward-looking statements that are based on our current expectations, assumptions, estimates and projections about us and our industry. All statements other than statements of historical fact in this prospectus, the financial statements and other documents that we incorporate by reference in this prospectus and any related prospectus supplement are forward-looking statements.

        These forward-looking statements are subject to known and unknown risks, uncertainties, assumptions and other factors that could cause our actual results of operations, financial condition, liquidity, performance, prospects, opportunities, achievements or industry results, as well as those of the markets we serve or intend to serve, to differ materially from those expressed in, or suggested by, these forward-looking statements. These forward-looking statements are based on assumptions regarding our present and future business strategies and the environment in which we expect to operate in the future. Important factors that could cause those differences include, but are not limited to:

  •
  our ability to successfully advance our MAGE-A10, MAGE-A4 and AFP SPEAR T-cells through clinical development and the timing within which we can recruit patients and treat patients in our clinical trials;

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  our ability to successfully and reproducibly manufacture SPEAR T-cells in order to meet patient demand;

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  our ability to further develop our commercial manufacturing process for our SPEAR T-cells, transfer such commercial process to third party contract manufacturers, if required, and for such third party contract manufacturers or ourselves to manufacture SPEAR T-cells to the quality and on the timescales we require;

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  the scope and timing of performance of our ongoing collaboration with GSK and the scope and timing of transition of the NY-ESO SPEAR T-cell program to GSK following exercise of option by GSK;

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  our ability to successfully advance our SPEAR T-cell technology platform to improve the safety and effectiveness of our existing SPEAR T-cell candidates and to submit Investigational New Drug Applications, or INDs, for new SPEAR T-cell candidates;

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  the rate and degree of market acceptance of T-cell therapy generally, and of our SPEAR T-cells;

  •
  government regulation and approval, including, but not limited to, the expected regulatory approval timelines for our SPEAR T-cells and the level of pricing and reimbursement for our SPEAR T-cells, if approved for marketing;

  •
  the existence of any third party patents preventing further development of any of our SPEAR T-cells, including, any inability to obtain appropriate third party licenses, or enforcement of patents against us;

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  our ability to obtain granted patents covering our SPEAR T-cells and to enforce such patents against third parties;

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  volatility in equity markets in general and in the biopharmaceutical sector in particular;

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  fluctuations in the price of materials and bought-in components;

  •
  our relationships with suppliers, contract manufacturing organizations or CROs and other third-party providers including fluctuations in the price of materials and services, ability to obtain reagents particularly where such reagents are only available from a single source, and performance of third party providers;

  •
  increased competition from other companies in the biotechnology and pharmaceutical industries including where such competition impacts ability to recruit patients in to clinical trials;

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  claims for personal injury or death arising from the use of our SPEAR T-cell candidates;

  •
  our ability to attract and retain qualified personnel;

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  a change in our status as an emerging growth company under the Jumpstart Our Business Start-ups Act of 2012, or JOBS Act; and

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  additional factors that are not known to us at this time.

        Additional factors that could cause actual results, financial condition, liquidity, performance, prospects, opportunities, achievements or industry results to differ materially include, but are not limited to, those discussed under "Risk Factors" in Part II, Item 1A of our Quarterly Report on Form 10-Q for the period ended March 31, 2018, which is incorporated by reference herein, as updated by our other SEC filings filed after such Quarterly Report. Additional risks that we may currently deem immaterial or that are not presently known to us could also cause the forward-looking events discussed in this prospectus not to occur. Additional risks that we may currently deem immaterial or that are not presently known to us could also cause the forward-looking events discussed in this prospectus not to occur. The words "believe," "may," "will," "estimate," "continue," "anticipate," "intend," "expect" and similar words are intended to identify estimates and forward-looking statements. Estimates and forward-looking statements speak only at the date they were made, and we undertake no obligation to update or to review any estimate and/or forward-looking statement because of new information, future events or other factors. Estimates and forward-looking statements involve risks and uncertainties and are not guarantees of future performance. Our future results may differ materially from those expressed in these estimates and forward-looking statements. In light of the risks and uncertainties described above, the estimates and forward-looking statements discussed in this prospectus, the documents that we incorporate by reference in this prospectus and any related prospectus supplement might not occur, and our future results and our performance may differ materially from those expressed in such forward-looking statements due to, inclusive of, but not limited to, the factors mentioned above. Because of these uncertainties, you should not make any investment decision based on these estimates and forward-looking statements.

RISK FACTORS

        Before making an investment decision, you should carefully consider the risks described under "Risk Factors" in the applicable prospectus supplement, together with all of the other information appearing in this prospectus or incorporated by reference into this prospectus and any applicable prospectus supplement, in light of your particular investment objectives and financial circumstances. Our business, financial condition or results of operations could be materially adversely affected by any of these risks. The trading price of our securities could decline due to any of these risks, and you may lose all or part of your investment. This prospectus and the incorporated documents also contain forward-looking statements that involve risks and uncertainties. Our actual results could differ materially from those anticipated in these forward-looking statements as a result of certain factors, including the risks mentioned elsewhere in this prospectus.

USE OF PROCEEDS

        We will retain broad discretion over the use of the net proceeds from the sale of our ADSs offered by us under this prospectus. Except as described in any prospectus supplement, we currently anticipate using the net proceeds from the sale of our ADSs offered hereby primarily for working capital and other general corporate purposes which include, but are not limited to, funding research and development and, if approved, the commercialization of our product candidates and to discover additional product candidates.

DESCRIPTION OF SHARE CAPITAL

        The following summary describes our share capital, the material provisions of our articles of association, and applicable provisions of the U.K. Companies Act 2006 (the "Companies Act 2006"). Because the following is only a summary, it does not contain all of the information that may be important to you. For a complete description, you should refer to our articles of association, a copy of which has been previously filed.

General

        We were incorporated pursuant to the laws of England and Wales as Adaptimmune Therapeutics Limited in December 2014 to become a holding company for Adaptimmune Limited. Pursuant to the terms of a corporate reorganization the first stage of which was completed on February 23, 2015, all of the issued share capital in Adaptimmune Limited was exchanged for identical shares in Adaptimmune Therapeutics Limited and, as a result, Adaptimmune Limited became a wholly owned subsidiary of Adaptimmune Therapeutics Limited. On March 20, 2015, all holders of options over ordinary shares of Adaptimmune Limited exchanged each of their options for equivalent options over ordinary shares of Adaptimmune Therapeutics Limited. On April 1, 2015, we re-registered Adaptimmune Therapeutics Limited as a public limited company and changed the company's name to Adaptimmune Therapeutics plc.

        We are registered with the Registrar of Companies in England and Wales under number 9338148 and our registered office is at 60 Jubilee Avenue, Milton Park, Oxfordshire OX14 4RX, United Kingdom.

        Following our corporate reorganization, certain resolutions were passed by our shareholders on April 27, 2015. These included resolutions for the adoption of new articles of association that became effective upon the admission of our ADSs to trading on Nasdaq on May 6, 2015, and which articles of association were amended by special resolution passed on June 16, 2016. See "—Key Provisions of Our Articles of Association."

        Certain other resolutions were passed by our shareholders at our third annual general meeting on June 21, 2017. These included resolutions for:

  •
  The general authorization of our directors for the purpose of s551 Companies Act 2006 to issue new ordinary shares in the Company and grant rights to subscribe for or convert any securities into ordinary shares in the Company up to a maximum aggregate nominal amount of £140,000.00 for a period of five years from the date of the resolution and expiring on June 20, 2022.

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  The empowering of our directors pursuant to s570(1) Companies Act 2006 to issue equity securities for cash pursuant to the s551 authority referred to above as if the statutory pre-emption rights under s561(1) Companies Act 2006 did not apply to such allotments for a period commencing on the date of the resolution and expiring on the conclusion of the annual general meeting of the Company to be held in 2019.

Issued Share Capital

        Our issued share capital as of July 11, 2018 was 566,496,400 ordinary shares with a par value of £0.001 per ordinary share. Each issued ordinary share is fully paid. We currently have no deferred shares in our issued share capital.

Ordinary Shares

        Our ordinary shares have the rights and restrictions described in "—Key Provisions of Our Articles of Association."

        As of July 11, 2018, there were options to purchase 88,772,642 ordinary shares outstanding. All options granted are exercisable at the share price on or around the date of the grant.

        The vesting periods for options granted through July 11, 2018 are:

Options granted in 2009:	100% on the third anniversary of the grant date
Options granted in 2011, 2012, 2013 and April 2014:	25% on the first anniversary and 75% in annual installments over the following three years
Options granted in December 2014:	25% on the first anniversary and 75% in monthly installments over the following three years
Options granted in March 2015:	25% on the first anniversary and 75% in monthly installments over the following three years
Options granted in May 2015:	25% on the first anniversary and 75% in monthly installments over the following three years, except for options granted to Non-Executive Directors which all vested immediately
Options granted in January and April 2016:	25% on the first anniversary and 75% in monthly installments over the following three years
Options granted in June 2016:	25% on the first anniversary and 75% in monthly installments over the following two years (granted to a Non-Executive Director)
Options granted in August 2016

25% on the first anniversary and 75% in monthly installments over the following three years, except for options granted to Non-Executive Directors which all vested on the first anniversary of the grant date.

Options granted in November 2016	25% on the first anniversary and 75% in monthly installments over the following two years (granted to Non-Executive Directors).
Options granted in December 2016	25% on the first anniversary and 75% in monthly installments over the following three years.
Options granted in January, March and April 2017	25% on the first anniversary and 75% in monthly installments over the following three years.
Options granted in July 2017

25% on the first anniversary and 75% in monthly installments over the following three years, except for options granted to Non-Executive Directors which all vested on the first anniversary of the grant date.

Options granted in October 2017	25% on the first anniversary and 75% in monthly installments over the following three years.
Options granted in January 2018

25% on the first anniversary and 75% in monthly installments over the following three years, except for RSU-style options which will vest as to 25% on the first anniversary and 75% in annual installments over the following three years.

Options granted in April 2018	25% on the first anniversary and 75% in monthly installments over the following three years.
Options granted in June 2018	100% on the first anniversary of the grant date (granted to Non-Executive Directors).
Options granted in July 2018

25% on the first anniversary and 75% in monthly installments over the following three years, except for options granted to a Non-Executive Director which will vest as to 25% on the first anniversary and 75% in monthly installments over the following two years.

        All options lapse after 10 years from the date of grant.

Preferred Shares

        Our board of directors may, from time to time, following an ordinary resolution of the ordinary shareholders granting authority to the directors to allot shares and special resolution of the ordinary shareholders to amend the articles of association (and disapply pre-emption rights, if not already disapplied), direct the issuance of preferred shares in series and may, at the time of issuance, determine the designations, powers, preferences, privileges, and relative participating, optional or special rights as well as the qualifications, limitations or restrictions thereof, including dividend rights, conversion rights, voting rights, terms of redemption and liquidation preferences, any or all of which may be greater than the rights of the ordinary shares. Holders of preferred shares may be entitled to receive a preference payment in the event of our liquidation before any payment is made to the holders of ordinary shares. There are currently no preferred shares outstanding, and we have no present intention to issue any preferred shares.

Key Provisions of Our Articles of Association

        The following is a summary of certain key provisions of our articles of association. Please note that this is only a summary and is not intended to be exhaustive. For further information please refer to the full version of our articles of association, which is included as an exhibit to the registration statement of which this prospectus is a part.

  Shares and Rights Attaching to Them

  General

        All ordinary shares have the same rights and rank pari passu in all respects. Subject to the provisions of the Companies Act 2006 and any other relevant legislation, our shares may be issued with such preferred, deferred or other rights, or such restrictions, whether in relation to dividends, returns of capital, voting or otherwise, as we may determine by ordinary resolution (or, failing any such determination, as the directors may determine).

  Voting Rights

        Subject to any other provisions of our articles of association and without prejudice to any special rights, privileges or restrictions as to voting attached to any shares forming part of our share capital, the voting rights of shareholders are as follows. On a show of hands, each shareholder present in person, and each duly authorized representative present in person of a shareholder that is corporation, has one vote. On a show of hands, each proxy present in person who has been duly appointed by one or more shareholders has one vote, but a proxy has one vote for and one vote against a resolution if, in certain circumstances, the proxy is instructed by more than one shareholder to vote in different ways on a resolution. On a poll, each shareholder present in person or by proxy or (being a corporation) by a duly authorized representative has one vote for each share held by the shareholder.

        We are prohibited (to the extent specified by the Companies Act 2006) from exercising any rights to attend or vote at meetings in respect of any shares held by us as treasury shares.

  Restrictions on Voting Where Sums Overdue on Shares

        None of our shareholders (whether present in person by proxy or, in the case of a corporate member, by a duly authorized representative) shall (unless the directors otherwise determine) be entitled to vote at any general meeting or at any separate class meeting in respect of any share held by him unless all calls or other sums payable by him in respect of that share have been paid.

  Calls on Shares

        The directors may from time to time make calls on shareholders in respect of any moneys unpaid on their shares, whether in respect of the nominal value of the shares or by way of premium. Shareholders are required to pay called amounts on shares subject to receiving at least 14 clear days' notice specifying the time and place for payment. If a shareholder fails to pay any part of a call, the directors may serve further notice naming another day not being less than 14 clear days from the date of the further notice requiring payment and stating that in the event of non-payment the shares in respect of which the call was made will be liable to be forfeited. Subsequent forfeiture requires a resolution by the directors.

  Dividends

        Subject to the Companies Act 2006 and the provisions of all other relevant legislation, we may by ordinary resolution declare dividends in accordance with the respective rights of shareholders but no such dividend shall exceed the amount recommended by the directors. If, in the opinion of the directors, our profits available for distribution justify such payments, the directors may pay fixed dividends payable on any of our shares with preferential rights, half-yearly or otherwise, on fixed dates and from time to time pay interim dividends to the holders of any class of shares. Subject to any special rights attaching to or terms of issue of any shares, all dividends shall be declared and paid according to the amounts paid up on the shares on which the dividend is paid. No dividend shall be payable to us in respect of any shares held by us as treasury shares (except to the extent permitted by the Companies Act 2006 and any other relevant legislation).

        We may, upon the recommendation of the directors, by ordinary resolution, direct payment of a dividend wholly or partly by the distribution of specific assets.

        All dividends unclaimed may be invested or otherwise used at the directors' discretion for our benefit until claimed (subject as provided in the articles of association), and all dividends unclaimed after a period of 12 years from the date when such dividend became due for payment shall be forfeited and shall revert to us.

        The directors may, if so authorized by ordinary resolution passed at any general meeting, offer any holders of the ordinary shares the right to elect to receive in lieu of that dividend an allotment of ordinary shares credited as fully paid.

        We may cease to send any check or warrant by mail or may stop the transfer of any sum by any bank or other funds transfer system for any dividend payable on any of our shares, which is normally paid in that manner on those shares if in respect of at least two consecutive dividends the checks or warrants have been returned undelivered or remain uncashed or the transfer has failed and reasonable inquiries made by us have failed to establish any new address of the holder.

        We or the directors may specify a "record date" on which persons registered as the holders of shares shall be entitled to receipt of any dividend.

  Distribution of Assets on Winding-up

        Subject to any special rights attaching to or the terms of issue of any shares, on any winding-up of the Company our surplus assets remaining after satisfaction of our liabilities will be distributed among our shareholders in proportion to their respective holdings of shares and the amounts paid up on those shares.

        On any winding-up of the Company (whether the liquidation is voluntary, under supervision or by the Court, the liquidator may with the authority of a special resolution of the Company and any other sanction required by any relevant legislation, divide among our shareholders (excluding the Company itself to the extent that it is a shareholder by virtue of its holding any shares or treasury shares) in specie or in kind the whole or any part of our assets (subject to any special rights attached to any shares issued by us in the future) and may for that purpose set such value as he deems fair upon any one or more class or classes of property and may determine how that division shall be carried out as between the shareholders or different classes of shareholders. The liquidator may, with that sanction, vest the whole or any part of the assets in trustees upon such trusts for the benefit of the shareholders as he with the relevant authority determines, and the liquidation of the Company may be closed and the Company dissolved, but so that no shareholders shall be compelled to accept any shares or other property in respect of which there is a liability.

  Variation of Rights

        The rights or privileges attached to any class of shares may (unless otherwise provided by the terms of the issue of the shares of that class) be varied or abrogated with the consent in writing of the holders of three-fourths in requisite amount of the issued shares of that class (excluding any shares of that class held as treasury shares) or with the sanction of a special resolution passed at a separate general meeting of the shareholders of that class, but not otherwise.

  Transfer of Shares

        All of our shares are in registered form and may be transferred by a transfer in any usual or common form or any form acceptable to the directors and permitted by the Companies Act 2006 and any other relevant legislation.

        The directors may decline to register a transfer of a share that is:

  •
  not fully paid or on which we have a lien;

  •
  (except where uncertificated shares are transferred without a written instrument) not lodged duly stamped (if it is required to be duly stamped) at our registered office or at such other place as the directors may appoint;

  •
  (except where a certificate has not been issued) not accompanied by the certificate of the share to which it relates or such other evidence reasonably required by the directors to show the right of the transferor to make the transfer;

  •
  in respect of more than one class of share; or

  •
  in the case of a transfer to joint holders of a share, the number of joint holders to whom the share is to be transferred exceeds four.

  Capital Variations

        We may, by ordinary resolution, consolidate and divide all or any of our share capital into shares of a larger nominal amount than our existing shares or sub-divide our shares, or any of them, into shares of a smaller amount than our existing shares. Subject to the provisions of the Companies Act 2006 and any other relevant legislation, we may by special resolution reduce our share capital, any capital redemption reserve fund or any share premium account and may redeem or purchase any of our own shares.

  Pre-emption Rights

        There are no rights of pre-emption under our articles of association in respect of transfers of issued ordinary shares. In certain circumstances, our shareholders may have statutory pre-emption rights under the Companies Act 2006 in respect of the allotment of new shares in the Company. These statutory pre-emption rights, when applicable, would require us to offer new shares for allotment to existing shareholders on a pro rata basis before allotting them to other persons. In such circumstances, the procedure for the exercise of such statutory pre-emption rights would be set out in the documentation by which such ordinary shares would be offered to our shareholders. These statutory pre-emption rights may be disapplied by a special resolution passed by shareholders in a general meeting in accordance with the provisions of the Companies Act 2006.

  Directors

  Number

        Unless and until we in a general meeting of our shareholders otherwise determine, the number of directors shall not be subject to any maximum but shall not be less than two.

  Borrowing Powers

        Under our directors' general power to manage our business, our directors may exercise all the powers of the Company to borrow money and to mortgage or charge our undertaking, property and uncalled capital or parts thereof and to issue debentures and other securities, whether outright or as collateral security for any debt, liability or obligation of the Company or of any third party.

  Directors' Interests and Restrictions

          (a)   The board may, in accordance with our articles of association and the requirements of the Companies Act 2006, authorize a matter proposed to us which would, if not authorized, involve a breach by a director of his duty under section 175 of the Companies Act 2006 to avoid a situation in which he has, or can have, a direct or indirect interest that conflicts, or possibly may conflict, with our interests. A director is not required, by reason of being a director, to account to the Company for any remuneration or other benefit that he derives from a relationship involving a conflict of interest or possible conflict of interest that has been authorized by the board.

          (b)   Subject to the provisions of any relevant legislation and provided that he has disclosed to the directors the nature and extent of any material interest of his, a director may be a party to, or otherwise interested in, any transaction, contract or arrangement with us and he may be a director or other officer of, or employed by, or a party to any transaction or arrangement with, or otherwise interested in any body corporate promoted by the Company or in which the Company is otherwise interested and that director shall not, by reason of his office, be accountable to the Company for any benefit that he derives from any such office or employment or from any such transaction or arrangement or from any interest in any such body corporate; and no such transaction or arrangement shall be liable to be voided on the ground of any such interest or benefit.

          (c)   Except as provided in our articles of association, a director shall not vote at a meeting of the directors in respect of any transaction or arrangement or any other proposal whatsoever in which he has an interest (together with any person connected with him within the meaning of section 252 of the Companies Act 2006), other than (i) an interest in shares or debentures or other securities of the Company, (ii) where permitted by the terms of any authorization of a conflict of interest or by an ordinary resolution, (iii) where the interest cannot reasonably be regarded as likely to give rise to a conflict of interest, or (iv) in the circumstances set out in paragraph (d) below, and shall not be counted in the quorum at a meeting in relation to any resolution on which he is not entitled to vote.

          (d)   A director shall (in the absence of some material interest other than those indicated below) be entitled to vote (and be counted in the quorum) in respect of any resolution concerning any of the following matters:

              (i)  the giving of any guarantee, security or indemnity in respect of an obligation incurred by him or for the benefit us or any of our subsidiaries;

             (ii)  any proposal concerning an offer of shares or debentures or other securities of or by us or any of our subsidiaries for subscription or purchase or exchange in which offer he is or will be interested as a participant in the underwriting, sub-underwriting or guaranteeing of such offer;

            (iii)  any proposal concerning any other company in which he is interested, directly or indirectly and whether as an officer or shareholder or otherwise, provided that he (together with persons connected with him) does not to his knowledge hold an interest in shares representing one percent or more of the issued shares of any class of such company (or of any third company through which his interest is derived) or of the voting rights available to shareholders of the relevant company;

            (iv)  any proposal concerning arrangements pursuant to which benefits are made available to our employees and/or directors and which does not provide special benefits for directors or former directors;

             (v)  any proposal under which he may benefit concerning the giving of indemnities to our directors or other officers that the directors are empowered to give under our articles of association;

            (vi)  any proposal under which he may benefit concerning the purchase or maintenance of insurance for any of our directors or other officers; and

           (vii)  any proposal under which he may benefit concerning the provision to directors of funds to meet expenditures in defending proceedings.

          (e)   Where proposals are under consideration to appoint two or more directors to offices or employments with us or with any company in which we are interested or to fix or vary the terms of such appointments, such proposals may be divided and considered in relation to each director separately and in such case each of the directors concerned (if not debarred from voting under paragraph (d)(iv) above) shall be entitled to vote (and be counted in the quorum) in respect of each resolution, except that concerning his own appointment.

          (f)    If any question shall arise at any meeting as to the materiality of a director's interest or as to the entitlement of any director to vote and such question is not resolved by his agreeing voluntarily to abstain from voting, such question shall be referred to the chairman of the meeting (or where the interest concerns the chairman himself to the deputy chairman of the meeting) and his ruling in relation to any director shall be final and conclusive, except in a case where the nature or extent of the interests of the director concerned have not been fairly disclosed.

  Remuneration

          (a)   Each of the directors may (in addition to any amounts payable under paragraph (b) and (c) below or under any other provision of our articles of association) be paid out of the funds of the Company such sum by way of directors' fees as the directors may from time to time determine.

          (b)   Any director who is appointed to hold any employment or executive office with us or who, by our request, goes or resides abroad for any purposes of the Company or who otherwise performs services that in the opinion of the directors are outside the scope of his ordinary duties may be paid such additional remuneration (whether by way of salary, commission, participation in profits or otherwise) as the directors (or any duly authorized committee of the directors) may determine and either in addition to or in lieu of any remuneration provided for by or pursuant to any other Article.

          (c)   Each director may be paid his reasonable traveling expenses (including hotel and incidental expenses) of attending and returning from meetings of the directors or committees of the directors or general meetings or any separate meeting of the holders of any class of our shares or any other meeting that as a director he is entitled to attend and shall be paid all expenses properly and reasonably incurred by him in the conduct of the Company's business or in the discharge of his duties as a director.

  Pensions and Other Benefits

        The directors may exercise all the powers of the Company to provide benefits, either by the payment of gratuities or pensions or by insurance or in any other manner whether similar to the foregoing or not, for any director or former director, or any person who is or was at any time employed by, or held an executive or other office or place of profit in, the Company or any body corporate that is or has been a subsidiary of the Company or a predecessor of the business of the Company or of any such subsidiary and for the families and persons who are or was a dependent of any such persons and for the purpose of providing any such benefits contribute to any scheme trust or fund or pay any premiums.

  Appointment and Retirement of Directors

          (a)   The directors shall have power to appoint any person who is permitted by the Companies Act 2006 and any other relevant legislation and is willing to act to be a director, either to fill a casual vacancy or as an additional director but so that the total number of directors shall not exceed the maximum number fixed (if any) by or in accordance with our articles of association. Any director so appointed shall retire from office at our annual general meeting following such appointment. Any director so retiring shall be eligible for re-election.

          (b)   Subject as provided in our articles of association, the shareholders may by ordinary resolution elect any person who is willing to act as a director either to fill a casual vacancy or as an addition to the existing directors or to replace a director removed from office under our articles of association but so that the total number of directors shall not at any one time exceed any maximum number fixed by or in accordance with our articles of association.

          (c)   At each annual general meeting a minimum number equal to one-third of the number of those directors who are not due to retire at the annual general meeting under sub-paragraph (a) above (referred to for as the purposes of this paragraph relevant directors) (or, if their number is not a multiple of three, the number nearest to but not greater than one-third) shall retire from office. Directors retiring under paragraph (e) below shall be counted as part of this minimum number.

          (d)   The directors to retire by rotation pursuant to paragraph (c) above shall include (so far as necessary to obtain the minimum number required and after taking into account the directors to retire under paragraph (e) below) any relevant director who wishes to retire and not to offer himself for re-election. Any further directors to retire shall be those of the other relevant directors who have been longest in office since their last re-election or appointment and so that as between persons who became or were last re-elected directors on the same day, those to retire shall (unless they otherwise agree among themselves) be determined by lot. A retiring director shall be eligible for re-election.

          (e)   In any event, each director shall retire and shall (unless his terms of appointment with the Company specify otherwise) be eligible for re-election at the annual general meeting held in the third calendar year (or such earlier calendar year as may be specified for this purpose in his terms of appointment with the Company) following his last appointment, election or re-election at any general meeting of the Company.

          (f)    At the meeting at which a director retires under any provision of our articles of association, the shareholders may by ordinary resolution fill the vacated office by appointing a person eligible for election as a director under our articles of association to it, and in default the retiring director shall be deemed to have been re-appointed except where:

              (i)  that director has given notice to us that he is unwilling to be elected; or

             (ii)  at such meeting it is expressly resolved not to fill such vacated office or a resolution for the reappointment of such director shall have been put to the meeting and not passed.

          (g)   In the event of the vacancy not being filled at such meeting, it may be filled by the directors as a casual vacancy in accordance with sub-paragraph (a) above.

          (h)   The retirement of a director pursuant to paragraphs (c), (d) and (e) shall not have effect until the conclusion of the relevant meeting except where a resolution is passed to elect some other person in the place of the retiring director or a resolution for his re-election is put to the meeting and not passed and accordingly a retiring director who is re-elected or deemed to have been re-elected will continue in office without break.

  Company Name

        The directors may resolve to change the Company's name.

  Indemnity of Officers

        Subject to the provisions of any relevant legislation, each of our directors and other officers (excluding an auditor) are entitled to be indemnified by us against all liabilities incurred by him in the execution and discharge of his duties or in relation to those duties. The Companies Act 2006 renders void an indemnity for a director against any liability attaching to him in connection with any negligence, default, breach of duty or breach of trust in relation to the company of which he is a directors as described in "—Differences in Corporate Law—Liability of Directors and Officers."

  Shareholders Meetings

  Annual General Meetings

        We shall in each year hold a general meeting of our shareholders in addition to any other meetings in that year, and shall specify the meeting as such in the notice convening it. The annual general meeting shall be held at such time and place as the directors may appoint.

  Calling of General Meetings

        The directors may call a general meeting of shareholders. The directors must call a general meeting if the shareholders and the Companies Act 2006 require them to do so. The arrangements for the calling of general meetings are described in "—Differences in Corporate Law—Notice of General Meetings."

  Quorum of Meetings

        No business shall be transacted at any general meeting unless a quorum is present when the meeting proceeds to business but the absence of a quorum shall not preclude the appointment of a chairman that shall not be treated as part of the business of a meeting. One or more qualifying persons present at a meeting and between them holding (or being the proxy or corporate representative of the holders of) at least one-third in number of the issued shares (excluding any shares held as treasury shares) entitled to vote on the business to be transacted are a quorum. A qualifying person for these purposes is an individual who is a member, a person authorized to act as the representative of a member (being a corporation) in relation to the meeting or a person appointed as proxy of a member in relation to the meeting.

  Other U.K. Law Considerations

  Mandatory Purchases and Acquisitions

        Pursuant to sections 979 to 991 of the Companies Act 2006, where a takeover offer has been made for the Company and the offeror has acquired or unconditionally contracted to acquire not less than 90 percent of the voting rights carried by those shares, the offeror may give notice, to the holder of any shares to which the offer relates which the offeror has not acquired or unconditionally contracted to acquire that he wishes to acquire and is entitled to so acquire, to acquire those shares of the same terms as the general offer.

  Disclosure of Interest in Shares

        Pursuant to Part 22 of the Companies Act 2006 and our articles of association, we are empowered by notice in writing to require any person whom we know to be, or have reasonable cause to believe to be, interested in the Company, our shares or, at any time during the three years immediately preceding the date on which the notice is issued has been so interested, within a reasonable time to disclose to us particulars of any interest, rights, agreements or arrangements affecting any of the shares held by that person or in which such other person as aforesaid is interested (so far as is within his knowledge).

        Under our articles of association, if a person defaults in supplying us with the required particulars in relation to the shares in question ("default shares"), the directors may be notice direct that:

  •
  in respect of the default shares, the relevant member shall not be entitled to vote or exercise any other right conferred by membership in relation to general meetings; and/or

  •
  where the default shares represent at least 0.25 percent of their class, (a) any dividend or other money payable in respect of the default shares shall be retained by us without liability to pay interest, and/or (b) no transfers by the relevant member of shares other than certain approved transfers may be registered (unless the member himself is not in default and the transfer does not relate to default shares), and/or (c) any shares held by the relevant number in uncertificated form shall be converted into certificated form.

  Purchase of Own Shares

        Under English law, a public limited company may only purchase its own shares out of the distributable profits of the company or the proceeds of a fresh issue of shares made for the purpose of financing the purchase. A limited company may not purchase its own shares if as a result of the purchase there would no longer be any issued shares of the company other than redeemable shares or shares held as treasury shares.

        Subject to the above, we may purchase our own shares in the manner prescribed below. We may purchase on a recognized investment exchange our own fully paid shares pursuant to an ordinary resolution of the Company. The resolution authorizing the purchase must:

  •
  specify the maximum number of shares authorized to be acquired;

  •
  determine the maximum and minimum prices that may be paid for the shares; and

  •
  specify a date, not being later than five years after the passing of the resolution, on which the authority to purchase is to expire.

        We may purchase our own fully paid shares otherwise than on a recognized investment exchange pursuant to a purchase contract authorized by special resolution of the Company before the purchase takes place. Any authority will not be effective if any shareholder from whom we propose to purchase shares votes on the resolution and the resolution would not have been passed if he had not done so. The resolution authorizing the purchase must specify a date, not being later than five years after the passing of the resolution, on which the authority to purchase is to expire.

Registration Rights

        Under the Investors' Rights Agreement, dated February 23, 2015, or the Investors' Rights Agreement, certain of our shareholders have registration rights for the resale of the ordinary shares held by them. Under this agreement, the holders of approximately 84,948,400 ordinary shares (including in the form of ADSs) have the right to require us to register the offer and sale of their ordinary shares, or the registrable securities (including in the form of ADSs), or to include such registrable securities in registration statements we file, in each case as described below.

  Demand Registration Rights

        At any time after six months following our IPO, the holders of more than fifty percent of the registrable securities than outstanding have the right to demand that we use our best efforts to file a registration statement, provided that the anticipated aggregated offering price for such offering must exceed $10 million. We are only obligated to file up to two registration statements in connection with the exercise of demand registration rights.

        In addition, at any time after we qualify to file a registration statement on Form F-3 (or any substantially similar form such as Form S-3), any holder of registrable securities has the right to demand that we use our commercially reasonable efforts to file a registration statement on Form F-3 (or any substantially similar form such as Form S-3) covering at least $5 million of registrable securities. We are not obligated to file more than two such registration statements in any 12-month period.

  Right to Participate in Company Registrations

        If we propose to register (other than in certain excluded registrations) any ordinary shares or ADSs representing such ordinary shares, shareholders who have entered into the Investors' Rights Agreement are entitled to notice of such registration and to include their registrable securities in that registration. The registration of such shareholders' registrable securities pursuant to a company registration does not relieve us of the obligation to effect a demand registration. The managing underwriter has the right to limit the number of registrable securities included in a company registration if the managing underwriter believes it would interfere with the successful marketing of the ordinary shares or ADSs.

  Expenses of Registration

        Subject to limited exceptions, the Investors' Rights Agreement provides that we must pay all registration expenses in connection with the registration rights set forth above. The Investors' Rights Agreement contains customary indemnification and contribution provisions.

  Termination

        The registration rights set forth above terminate upon the earlier of (1) sale of the company (2) as to a particular holder, when such holder can sell all of its ordinary shares (including in the form of ADSs) without limitation during a three-month period without registration pursuant to Rule 144 under the Securities Act or another exemption; or (3) the fifth anniversary of the completion of our IPO.

Differences in Corporate Law

        The applicable provisions of the Companies Act 2006 differ from laws applicable to U.S. corporations and their shareholders. Set forth below is a summary of certain differences between the provisions of the Companies Act 2006 applicable to us and the Delaware General Corporation Law relating to shareholders' rights and protections. This summary is not intended to be a complete discussion of the respective rights and it is qualified in its entirety by reference to Delaware law and English law.

	England and Wales	Delaware
Number of Directors	Under the Companies Act 2006, a public limited company must have at least two directors and the number of directors may be fixed by or in the manner provided in a company's articles of association.	Under Delaware law, a corporation must have at least one director and the number of directors shall be fixed by or in the manner provided in the bylaws.
Removal of Directors

Under the Companies Act 2006, shareholders may remove a director without cause by an ordinary resolution (which is passed by a simple majority of those voting in person or by proxy at a general meeting) irrespective of any provisions of any service contract the director has with the company, provided that 28 clear days' notice of the resolution is given to the company and its shareholders and certain other procedural requirements under the Companies Act 2006 are followed (such as allowing the director to make representations against his or her removal either at the meeting or in writing).

Under Delaware law, unless otherwise provided in the certificate of incorporation, directors may be removed from office, with or without cause, by a majority stockholder vote, though in the case of a corporation whose board is classified, stockholders may effect such removal only for cause.

Vacancies on the Board of Directors

Under English law, the procedure by which directors (other than a company's initial directors) are appointed is generally set out in a company's articles of association, provided that where two or more persons are appointed as directors of a public limited company by resolution of the shareholders, resolutions appointing each director must be voted on individually.

Under Delaware law, vacancies on a corporation's board of directors, including those caused by an increase in the number of directors, may be filled by a majority of the remaining directors.

	England and Wales	Delaware
Annual General Meeting	Under the Companies Act 2006, a public limited company must hold an annual general meeting in each six-month period following the company's annual accounting reference date.

Under Delaware law, the annual meeting of stockholders shall be held at such place, on such date and at such time as may be designated from time to time by the board of directors or as provided in the certificate of incorporation or by the bylaws.

General Meeting

Under the Companies Act 2006, a general meeting of the shareholders of a public limited company may be called by the directors.

Shareholders holding at least 5% of the paid-up capital of the company carrying voting rights at general meetings can require the directors to call a general meeting.

Under Delaware law, special meetings of the stockholders may be called by the board of directors or by such person or persons as may be authorized by the certificate of incorporation or by the bylaws.

	England and Wales	Delaware
Notice of General Meetings

Under the Companies Act 2006, 21 clear days' notice must be given for an annual general meeting and any resolutions to be proposed at the meeting. Subject to a company's articles of association providing for a longer period, at least 14 clear days' notice is required for any other general meeting. In addition, certain matters (such as the removal of directors or auditors) require special notice, which is 28 clear days' notice. The shareholders of a company may in all cases consent to a shorter notice period, the proportion of shareholders' consent required being 100% of those entitled to attend and vote in the case of an annual general meeting and, in the case of any other general meeting, a majority in number of the members having a right to attend and vote at the meeting, being a majority who together hold not less than 95% in nominal value of the shares giving a right to attend and vote at the meeting.

Under Delaware law, unless otherwise provided in the certificate of incorporation or bylaws, written notice of any meeting of the stockholders must be given to each stockholder entitled to vote at the meeting not less than 10 nor more than 60 days before the date of the meeting and shall specify the place, date, hour, and purpose or purposes of the meeting.

Proxy	Under the Companies Act 2006, at any meeting of shareholders, a shareholder may designate another person to attend, speak and vote at the meeting on their behalf by proxy.

Under Delaware law, at any meeting of stockholders, a stockholder may designate another person to act for such stockholder by proxy, but no such proxy shall be voted or acted upon after three years from its date, unless the proxy provides for a longer period.

	England and Wales	Delaware
Preemptive Rights

Under the Companies Act 2006, "equity securities" (being (i) shares in the company other than shares that, with respect to dividends and capital, carry a right to participate only up to a specified amount in a distribution ("ordinary shares") or (ii) rights to subscribe for, or to convert securities into, ordinary shares) proposed to be allotted for cash must be offered first to the existing equity shareholders in the company in proportion to the respective nominal value of their holdings, unless an exception applies or a special resolution to the contrary has been passed by shareholders in a general meeting or the articles of association provide otherwise in each case in accordance with the provisions of the Companies Act 2006.

Under Delaware law, unless otherwise provided in a corporation's certificate of incorporation, a stockholder does not, by operation of law, possess preemptive rights to subscribe to additional issuances of the corporation's stock.

	England and Wales	Delaware
Liability of Directors and Officers

Under the Companies Act 2006, any provision (whether contained in a company's articles of association or any contract or otherwise) that purports to exempt a director of a company (to any extent) from any liability that would otherwise attach to him in connection with any negligence, default, breach of duty or breach of trust in relation to the company is void.

Any provision by which a company directly or indirectly provides an indemnity (to any extent) for a director of the company or of an associated company against any liability attaching to him in connection with any negligence, default, breach of duty or breach of trust in relation to the company of which he is a director is also void except as permitted by the Companies Act 2006, which provides exceptions for the company to (a) purchase and maintain insurance against such liability; (b) provide a "qualifying third party indemnity" (being an indemnity against liability incurred by the director to a person other than the company or an associated company as long as he is successful in defending the claim or criminal proceedings); and (c) provide a "qualifying pension scheme indemnity" (being an indemnity against liability incurred in connection with the company's activities as trustee of an occupational pension plan).

Under Delaware law, a corporation's certificate of incorporation may include a provision eliminating or limiting the personal liability of a director to the corporation and its stockholders for damages arising from a breach of fiduciary duty as a director. However, no provision can limit the liability of a director for:

•

any breach of the director's duty of loyalty to the corporation or its stockholders;

•

acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law;

•

intentional or negligent payment of unlawful dividends or stock purchases or redemptions; or

•

any transaction from which the director derives an improper personal benefit.

	England and Wales	Delaware
Voting Rights

Under English law, unless a poll is demanded by the shareholders of a company or is required by the chairman of the meeting or the company's articles of association, shareholders shall vote on all resolutions on a show of hands. Under the Companies Act 2006, a poll may be demanded by (a) not fewer than five shareholders having the right to vote on the resolution; (b) any shareholder(s) representing at least 10% of the total voting rights of all the shareholders having the right to vote on the resolution; or (c) any shareholder(s) holding shares in the company conferring a right to vote on the resolution being shares on which an aggregate sum has been paid up equal to not less than 10% of the total sum paid up on all the shares conferring that right. A company's articles of association may provide more extensive rights for shareholders to call a poll.

Delaware law provides that, unless otherwise provided in the certificate of incorporation, each stockholder is entitled to one vote for each share of capital stock held by such stockholder.

England and Wales	Delaware

Under English law, an ordinary resolution is passed on a show of hands if it is approved by a simple majority (more than 50%) of the votes cast by shareholders present (in person or by proxy) and entitled to vote. If a poll is demanded, an ordinary resolution is passed if it is approved by holders representing a simple majority of the total voting rights of shareholders present (in person or by proxy) who (being entitled to vote) vote on the resolution. Special resolutions require the affirmative vote of not less than 75% of the votes cast by shareholders present (in person or by proxy) at the meeting.

Shareholder Vote on Certain Transactions	The Companies Act 2006 provides for schemes of arrangement, which are arrangements or compromises between a company and any class of shareholders or creditors and used in certain types of reconstructions, amalgamations, capital reorganizations or takeovers. These arrangements require:

•

the approval at a shareholders' or creditors' meeting convened by order of the court, of a majority in number of shareholders or creditors representing 75% in value of the capital held by, or debt owed to, the class of shareholders or creditors, or class thereof present and voting, either in person or by proxy; and

•

the approval of the court.

Generally, under Delaware law, unless the certificate of incorporation provides for the vote of a larger portion of the stock, completion of a merger, consolidation, sale, lease or exchange of all or substantially all of a corporation's assets or dissolution requires:

•

the approval of the board of directors; and

•

approval by the vote of the holders of a majority of the outstanding stock or, if the certificate of incorporation provides for more or less than one vote per share, a majority of the votes of the outstanding stock of a corporation entitled to vote on the matter.

England and Wales	Delaware
Standard of Conduct for Directors	Under English law, a director owes various statutory and fiduciary duties to the company, including:

•

to act in the way he considers, in good faith, would be most likely to promote the success of the company for the benefit of its members as a whole;

•

to avoid a situation in which he has, or can have, a direct or indirect interest that conflicts, or possibly conflicts, with the interests of the company;

•

to act in accordance with the company's constitution and only exercise his powers for the purposes for which they are conferred;

•

to exercise independent judgment;

•

to exercise reasonable care, skill and diligence;

•

not to accept benefits from a third party conferred by reason of his being a director or doing (or not doing) anything as a director; and

•

a duty to declare any interest that he has, whether directly or indirectly, in a proposed or existing transaction or arrangement with the company.

Delaware law does not contain specific provisions setting forth the standard of conduct of a director. The scope of the fiduciary duties of directors is generally determined by the courts of the State of Delaware. In general, directors have a duty to act without self-interest, on a well-informed basis and in a manner they reasonably believe to be in the best interest of the stockholders.

	England and Wales	Delaware
Stockholder Suits

Under English law, generally, the company, rather than its shareholders, is the proper claimant in an action in respect of a wrong done to the company or where there is an irregularity in the company's internal management. Notwithstanding this general position, the Companies Act 2006 provides that (i) a court may allow a shareholder to bring a derivative claim (that is, an action in respect of and on behalf of the company) in respect of a cause of action arising from a director's negligence, default, breach of duty or breach of trust and (ii) a shareholder may bring a claim for a court order where the company's affairs have been or are being conducted in a manner that is unfairly prejudicial to some of its shareholders.

Under Delaware law, a stockholder may initiate a derivative action to enforce a right of a corporation if the corporation fails to enforce the right itself. The complaint must:

•

state that the plaintiff was a stockholder at the time of the transaction of which the plaintiff complains or that the plaintiffs shares thereafter devolved on the plaintiff by operation of law; and

•

allege with particularity the efforts made by the plaintiff to obtain the action the plaintiff desires from the directors and the reasons for the plaintiff's failure to obtain the action; or

•

state the reasons for not making the effort.

Additionally, the plaintiff must remain a stockholder through the duration of the derivative suit. The action will not be dismissed or compromised without the approval of the Delaware Court of Chancery.

  City Code on Takeovers and Mergers

        If at the time of a takeover offer the U.K. Panel on Takeovers and Mergers (the "Takeover Panel") determines that we have our place of central management and control in the United Kingdom, we would be subject to the U.K. City Code on Takeovers and Mergers (the "Takeover Code"), which is issued and administered by the Takeover Panel. The Takeover Code provides a framework within which takeovers of companies subject to it are conducted, including, in particular, certain rules in respect of mandatory offers.

        In July 2018, the Takeover Panel confirmed that, based on our current circumstances, we are not subject to the Takeover Code. As a result, our shareholders are not entitled to the benefit of certain takeover offer protections provided under the Takeover Code. We believe that this position is unlikely to change at any time in the near future but, in accordance with good practice, we will review the situation on a regular basis and consult with the Takeover Panel if there is any change in our circumstances which may have a bearing on whether the Takeover Panel would determine our place of central management and control to be in the United Kingdom.

  Exchange Controls

        There are no governmental laws, decrees, regulations or other legislation in the United Kingdom that may affect the import or export of capital, including the availability of cash and cash equivalents for use by us, or that may affect the remittance of dividends, interest, or other payments by us to non-resident holders of our ordinary shares or ordinary shares, other than withholding tax requirements. There is no limitation imposed by English law or our articles of association on the right of non-residents to hold or vote shares.

DESCRIPTION OF AMERICAN DEPOSITARY SHARES

        Citibank, N.A. has agreed to act as the depositary bank for the American Depositary Shares. Citibank's depositary offices are located at 388 Greenwich Street, New York, New York 10013. American Depositary Shares are frequently referred to as "ADSs" and represent ownership interests in securities that are on deposit with the depositary bank. ADSs may be represented by certificates that are commonly known as "American Depositary Receipts" or "ADRs." The depositary bank typically appoints a custodian to safekeep the securities on deposit. In this case, the custodian is Citibank, N.A. London Branch, having its principal office at Citigroup Centre, Canada Square, Canary Wharf, London E14 5LB, England.

        We have appointed Citibank as depositary bank pursuant to a deposit agreement. A copy of the deposit agreement is on file with the SEC under cover of a Registration Statement on Form F-6. You may obtain a copy of the deposit agreement from the SEC's Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549 and from the SEC's website (www.sec.gov). Please refer to Registration Number 333-203642 when retrieving such copy.

        We are providing you with a summary description of the material terms of the ADSs and of your material rights as an owner of ADSs. Please remember that summaries by their nature lack the precision of the information summarized and that the rights and obligations of an owner of ADSs will be determined by reference to the terms of the deposit agreement and not by this summary. We urge you to review the deposit agreement in its entirety. The portions of this summary description that are italicized describe matters that may be relevant to the ownership of ADSs but that may not be contained in the deposit agreement.

        Each ADS represents the right to receive and to exercise the beneficial ownership interests in 6 ordinary shares that are on deposit with the depositary bank and/or custodian. An ADS also represents the right to receive, and to exercise the beneficial interests in any other property received by the depositary bank or the custodian on behalf of the owner of the ADS but that has not been distributed to the owners of ADSs because of legal restrictions or practical considerations. The custodian, the depositary bank and their respective nominees will hold all deposited property for the benefit of the holders and beneficial owners of ADSs. The deposited property does not constitute the proprietary assets of the depositary bank, the custodian or their nominees. Beneficial ownership in the deposited property will under the terms of the deposit agreement be vested in the beneficial owners of the ADSs. The depositary bank, the custodian and their respective nominees will be the record holders of the deposited property represented by the ADSs for the benefit of the holders and beneficial owners of the corresponding ADSs. A beneficial owner of ADSs may or may not be the holder of ADSs. Beneficial owners of ADSs will be able to receive, and to exercise beneficial ownership interests in the deposited property only through the registered holders of the ADSs, the registered holders of the ADSs (on behalf of the applicable ADS owners) only through the depositary bank, and the depositary bank (on behalf of the owners of the corresponding ADSs) directly, or indirectly through the custodian or their respective nominees, in each case upon the terms of the deposit agreement.

        If you become an owner of ADSs, you will become a party to the deposit agreement and therefore will be bound to its terms and to the terms of any ADR that represents your ADSs. The deposit agreement and the ADR specify our rights and obligations as well as your rights and obligations as an owner of ADSs and those of the depositary bank. As an ADS holder you appoint the depositary bank to act on your behalf in certain circumstances. The deposit agreement and the ADRs are governed by New York law. However, our obligations to the holders of ordinary shares will continue to be governed by the laws of England and Wales, which may be different from the laws in the United States.

        In addition, applicable laws and regulations may require you to satisfy reporting requirements and obtain regulatory approvals in certain circumstances. You are solely responsible for complying with such reporting requirements and obtaining such approvals. Neither the depositary bank, the custodian, us or any of their or our respective agents or affiliates shall be required to take any actions whatsoever on your behalf to satisfy such reporting requirements or obtain such regulatory approvals under applicable laws and regulations.

        As an owner of ADSs, we will not treat you as one of our shareholders and you will not have direct shareholder rights. The depositary bank will hold on your behalf the shareholder rights attached to the ordinary shares underlying your ADSs. As an owner of ADSs you will be able to exercise the shareholders rights for the ordinary shares represented by your ADSs through the depositary bank only to the extent contemplated in the deposit agreement. To exercise any shareholder rights not contemplated in the deposit agreement you will, as an ADS owner, need to arrange for the cancellation of your ADSs and become a direct shareholder.

        As an owner of ADSs, you may hold your ADSs either by means of an ADR registered in your name, through a brokerage or safekeeping account, or through an account established by the depositary bank in your name reflecting the registration of uncertificated ADSs directly on the books of the depositary bank (commonly referred to as the "direct registration system" or "DRS"). The direct registration system reflects the uncertificated (book-entry) registration of ownership of ADSs by the depositary bank. Under the direct registration system, ownership of ADSs is evidenced by periodic statements issued by the depositary bank to the holders of the ADSs. The direct registration system includes automated transfers between the depositary bank and The Depository Trust Company ("DTC"), the central book-entry clearing and settlement system for equity securities in the United States. If you decide to hold your ADSs through your brokerage or safekeeping account, you must rely on the procedures of your broker or bank to assert your rights as ADS owner. Banks and brokers typically hold securities such as the ADSs through clearing and settlement systems such as DTC. The procedures of such clearing and settlement systems may limit your ability to exercise your rights as an owner of ADSs. Please consult with your broker or bank if you have any questions concerning these limitations and procedures. All ADSs held through DTC will be registered in the name of a nominee of DTC. This summary description assumes you have opted to own the ADSs directly by means of an ADS registered in your name and, as such, we will refer to you as the "holder." When we refer to "you," we assume the reader owns ADSs and will own ADSs at the relevant time.

        The registration of the ordinary shares in the name of the depositary bank or the custodian shall, to the maximum extent permitted by applicable law, vest in the depositary bank or the custodian the record ownership in the applicable ordinary shares with the beneficial ownership rights and interests in such ordinary shares being at all times vested with the beneficial owners of the ADSs representing the ordinary shares. The depositary bank or the custodian shall at all times be entitled to exercise the beneficial ownership rights in all deposited property, in each case only on behalf of the holders and beneficial owners of the ADSs representing the deposited property.

Dividends and Distributions

        As a holder of ADSs, you generally have the right to receive the distributions we make on the securities deposited with the custodian. Your receipt of these distributions may be limited, however, by practical considerations and legal limitations. Holders of ADSs will receive such distributions under the terms of the deposit agreement in proportion to the number of ADSs held as of the specified record date, after deduction of the applicable fees, taxes and expenses.

  Distributions of Cash

        Whenever we make a cash distribution for the securities on deposit with the custodian, we will deposit the funds with the custodian. Upon receipt of confirmation of the deposit of the requisite funds, the depositary bank will arrange for the funds to be converted into U.S. dollars and for the distribution of the U.S. dollars to the holders, subject to the laws and regulations of England and Wales.

        The conversion into U.S. dollars will take place only if practicable and if the U.S. dollars are transferable to the United States. The depositary bank will apply the same method for distributing the proceeds of the sale of any property (such as undistributed rights) held by the custodian in respect of securities on deposit.

        The distribution of cash will be made net of the fees, expenses, taxes and governmental charges payable by holders under the terms of the deposit agreement. The depositary bank will hold any cash amounts it is unable to distribute in a non-interest bearing account for the benefit of the applicable holders and beneficial owners of ADSs until the distribution can be effected or the funds that the depositary bank holds must be escheated as unclaimed property in accordance with the laws of the relevant states of the United States.

  Distributions of Shares

        Whenever we make a free distribution of ordinary shares for the securities on deposit with the custodian, we will deposit the applicable number of ordinary shares with the custodian. Upon receipt of confirmation of such deposit, the depositary bank will either distribute to holders new ADSs representing the ordinary shares deposited or modify the ADS-to-ordinary share ratio, in which case each ADS you hold will represent rights and interests in the additional ordinary shares so deposited. Only whole new ADSs will be distributed. Fractional entitlements will be sold and the proceeds of such sale will be distributed as in the case of a cash distribution.

        The distribution of new ADSs or the modification of the ADS-to-ordinary share ratio upon a distribution of ordinary shares will be made net of the fees, expenses, taxes and governmental charges payable by holders under the terms of the deposit agreement. In order to pay such taxes or governmental charges, the depositary bank may sell all or a portion of the new ordinary shares so distributed.

        No such distribution of new ADSs will be made if it would violate a law (i.e., the U.S. securities laws) or if it is not operationally practicable. If the depositary bank does not distribute new ADSs as described above, it may sell the ordinary shares received upon the terms described in the deposit agreement and will distribute the proceeds of the sale as in the case of a distribution of cash.

  Distributions of Rights

        Whenever we intend to distribute rights to purchase additional ordinary shares, we will give prior notice to the depositary bank and we will assist the depositary bank in determining whether it is lawful and reasonably practicable to distribute rights to purchase additional ADSs to holders.

        The depositary bank will establish procedures to distribute rights to purchase additional ADSs to holders and to enable such holders to exercise such rights if it is lawful and reasonably practicable to make the rights available to holders of ADSs, and if we provide all of the documentation contemplated in the deposit agreement (such as opinions to address the lawfulness of the transaction). You may have to pay fees, expenses, taxes and other governmental charges to subscribe for the new ADSs upon the exercise of your rights. The depositary bank is not obligated to establish procedures to facilitate the distribution and exercise by holders of rights to purchase new ordinary shares other than in the form of ADSs.

        The depositary bank will not distribute the rights to you if:

  •
  We do not timely request that the rights be distributed to you or we request that the rights not be distributed to you; or

  •
  We fail to deliver satisfactory documents to the depositary bank; or

  •
  It is not reasonably practicable to distribute the rights.

        The depositary bank will sell the rights that are not exercised or not distributed if such sale is lawful and reasonably practicable. The proceeds of such sale will be distributed to holders as in the case of a cash distribution. If the depositary bank is unable to sell the rights, it will allow the rights to lapse.

  Elective Distributions

        Whenever we intend to distribute a dividend payable at the election of shareholders either in cash or in additional shares, we will give prior notice thereof to the depositary bank and will indicate whether we wish the elective distribution to be made available to you. In such case, we will assist the depositary bank in determining whether such distribution is lawful and reasonably practicable.

        The depositary bank will make the election available to you only if it is reasonably practicable and if we have provided all of the documentation contemplated in the deposit agreement. In such case, the depositary bank will establish procedures to enable you to elect to receive either cash or additional ADSs, in each case as described in the deposit agreement.

        If the election is not made available to you, you will receive either cash or additional ADSs, depending on what a shareholder in England and Wales would receive upon failing to make an election, as more fully described in the deposit agreement.

  Other Distributions

        Whenever we intend to distribute property other than cash, ordinary shares or rights to purchase additional ordinary shares, we will notify the depositary bank in advance and will indicate whether we wish such distribution to be made to you. If so, we will assist the depositary bank in determining whether such distribution to holders is lawful and reasonably practicable.

        If it is reasonably practicable to distribute such property to you and if we provide all of the documentation contemplated in the deposit agreement, the depositary bank will distribute the property to the holders in a manner it deems practicable.

        The distribution will be made net of fees, expenses, taxes and governmental charges payable by holders under the terms of the deposit agreement. In order to pay such taxes and governmental charges, the depositary bank may sell all or a portion of the property received.

        The depositary bank will not distribute the property to you and will sell the property if:

  •
  We do not request that the property be distributed to you or if we ask that the property not be distributed to you; or

  •
  We do not deliver satisfactory documents to the depositary bank; or

  •
  The depositary bank determines that all or a portion of the distribution to you is not reasonably practicable.

        The proceeds of such a sale will be distributed to holders as in the case of a cash distribution.

  Redemption

        Whenever we decide to redeem any of the securities on deposit with the custodian, we will notify the depositary bank in advance. If it is practicable and if we provide all of the documentation contemplated in the deposit agreement, the depositary bank will provide notice of the redemption to the holders.

        The custodian will be instructed to surrender the shares being redeemed against payment of the applicable redemption price. The depositary bank will convert the redemption funds received into U.S. dollars upon the terms of the deposit agreement and will establish procedures to enable holders to receive the net proceeds from the redemption upon surrender of their ADSs to the depositary bank. You may have to pay fees, expenses, taxes and other governmental charges upon the redemption of your ADSs. If less than all ADSs are being redeemed, the ADSs to be retired will be selected by lot or on a pro rata basis, as the depositary bank may determine.

  Changes Affecting Ordinary Shares

        The ordinary shares held on deposit for your ADSs may change from time to time. For example, there may be a change in nominal or par value, a split-up, cancellation, consolidation or any other reclassification of such ordinary shares or a recapitalization, reorganization, merger, consolidation or sale of assets of the Company.

        If any such change were to occur, your ADSs would, to the extent permitted by law, represent the right to receive the property received or exchanged in respect of the ordinary shares held on deposit. The depositary bank may in such circumstances deliver new ADSs to you, amend the deposit agreement, the ADRs and the applicable Registration Statement(s) on Form F-6, call for the exchange of your existing ADSs for new ADSs and take any other actions that are appropriate to reflect as to the ADSs the change affecting the Shares. If the depositary bank may not lawfully distribute such property to you, the depositary bank may sell such property and distribute the net proceeds to you as in the case of a cash distribution.

Issuance of ADSs upon Deposit of Ordinary Shares

        After the completion of this offering, the ordinary shares that underlie the ADSs that are being offered for sale pursuant to this prospectus will be deposited by us with the custodian. Upon receipt of confirmation of such deposit, the depositary bank will issue ADSs to the underwriters named in any applicable prospectus supplement.

        After the closing of this offer, the depositary bank may create ADSs on your behalf if you or your broker deposit ordinary shares with the custodian. The depositary bank will deliver these ADSs to the person you indicate only after you pay any applicable issuance fees and any charges and taxes payable for the transfer of the ordinary shares to the custodian. Your ability to deposit ordinary shares and receive ADSs may be limited by U.S. and English legal considerations applicable at the time of deposit.

        The issuance of ADSs may be delayed until the depositary bank or the custodian receives confirmation that all required approvals have been given and that the ordinary shares have been duly transferred to the custodian. The depositary bank will only issue ADSs in whole numbers.

        When you make a deposit of ordinary shares, you will be responsible for transferring good and valid title to the depositary bank. As such, you will be deemed to represent and warrant that:

  •
  The ordinary shares are duly authorized, validly issued, fully paid, non-assessable and legally obtained.

  •
  All preemptive (and similar) rights, if any, with respect to such ordinary shares have been validly waived, disapplied or exercised.

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  You are duly authorized to deposit the ordinary shares.

  •
  The ordinary shares presented for deposit are free and clear of any lien, encumbrance, security interest, charge, mortgage or adverse claim, and are not, and the ADSs issuable upon such deposit will not be, "restricted securities" (as defined in the deposit agreement).

  •
  The ordinary shares presented for deposit have not been stripped of any rights or entitlements.

        If any of the representations or warranties are incorrect in any way, we and the depositary bank may, at your cost and expense, take any and all actions necessary to correct the consequences of the misrepresentations.

Transfer, Combination and Split Up of ADRs

        As an ADR holder, you will be entitled to transfer, combine or split up your ADRs and the ADSs evidenced thereby. For transfers of ADRs, you will have to surrender the ADRs to be transferred to the depositary bank and also must:

  •
  ensure that the surrendered ADR is properly endorsed or otherwise in proper form for transfer;

  •
  provide such proof of identity and genuineness of signatures as the depositary bank deems appropriate;

  •
  provide any transfer stamps required by the State of New York or the United States; and

  •
  pay all applicable fees, charges, expenses, taxes and other government charges payable by ADR holders pursuant to the terms of the deposit agreement, upon the transfer of ADRs.

        To have your ADRs either combined or split up, you must surrender the ADRs in question to the depositary bank with your request to have them combined or split up, and you must pay all applicable fees, charges and expenses payable by ADR holders, pursuant to the terms of the deposit agreement, upon a combination or split up of ADRs.

Withdrawal of Ordinary Shares Upon Cancellation of ADSs

        As a holder, you will be entitled to present your ADSs to the depositary bank for cancellation and then receive the corresponding number of underlying ordinary shares at the custodian's offices. Your ability to withdraw the ordinary shares held in respect of the ADSs may be limited by U.S. and English considerations applicable at the time of withdrawal. In order to withdraw the ordinary shares represented by your ADSs, you will be required to pay to the depositary bank the fees for cancellation of ADSs and any charges and taxes payable upon the transfer of the ordinary shares. You assume the risk for delivery of all funds and securities upon withdrawal. Once canceled, the ADSs will not have any rights under the deposit agreement.

        If you hold ADSs registered in your name, the depositary bank may ask you to provide proof of identity and genuineness of any signature and such other documents as the depositary bank may deem appropriate before it will cancel your ADSs. The withdrawal of the ordinary shares represented by your ADSs may be delayed until the depositary bank receives satisfactory evidence of compliance with all applicable laws and regulations. Please keep in mind that the depositary bank will only accept ADSs for cancellation that represent a whole number of securities on deposit.

        You will have the right to withdraw the securities represented by your ADSs at any time except for:

  •
  Temporary delays that may arise because (i) the transfer books for the ordinary shares or ADSs are closed, or (ii) ordinary shares are immobilized on account of a shareholders' meeting or a payment of dividends;

  •
  Obligations to pay fees, taxes and similar charges; and

  •
  Restrictions imposed because of laws or regulations applicable to ADSs or the withdrawal of securities on deposit.

        The deposit agreement may not be modified to impair your right to withdraw the securities represented by your ADSs except to comply with mandatory provisions of law.

Voting Rights

        As a holder, you generally have the right under the deposit agreement to instruct the depositary bank to exercise the voting rights for the ordinary shares represented by your ADSs. The voting rights of holders of ordinary shares are described in "Description of Share Capital—Key Provisions of Our Articles of Association—Shares and Rights Attaching to Them—Voting Rights."

        At our request, the depositary bank will distribute to you any notices of shareholders' meetings received from us together with information explaining how to instruct the depositary bank to exercise the voting rights of the securities represented by ADSs.

        If the depositary bank timely receives voting instructions from a holder of ADSs, it will endeavor to vote the securities (in person or by proxy) represented by the holder's ADSs in accordance with the voting instructions received from such holder.

        Securities for which no voting instructions have been received will not be voted (except as otherwise contemplated herein). Please note that the ability of the depositary bank to carry out voting instructions may be limited by practical and legal limitations and the terms of the securities on deposit. We cannot assure you that you will receive voting materials in time to enable you to return voting instructions to the depositary bank in a timely manner.

Fees and Charges

        As an ADS holder, you will be required to pay the following fees under the terms of the deposit agreement:

Service	Fees
Issuance of ADSs upon deposit of ordinary shares (excluding issuances as a result of distributions of ordinary shares)	Up to U.S. 5¢ per ADS issued
Delivery of deposited property against surrender of ADSs	Up to U.S. 5¢ per ADS surrendered
Distribution of cash dividends or other cash distributions (i.e., sale of rights and other entitlements)	Up to U.S. 5¢ per ADS held
Distribution of ADSs pursuant to (i) stock dividends or other free stock distributions, or (ii) exercise of rights to purchase additional ADSs	Up to U.S. 5¢ per ADS held
Distribution of securities other than ADSs or rights to purchase additional ADSs (i.e., spin-off ordinary shares)	Up to U.S. 5¢ per ADS held
ADS Services	Up to U.S. 5¢ per ADS held on the applicable record date(s) established by the depositary bank

        As an ADS holder you will also be responsible to pay certain charges such as:

  •
  taxes (including applicable interest and penalties) and other governmental charges;

  •
  the registration fees as may from time to time be in effect for the registration of ordinary shares on the share register and applicable to transfers of ordinary shares to or from the name of the custodian, the depositary bank or any nominees upon the making of deposits and withdrawals, respectively;

  •
  certain cable, telex and facsimile transmission and delivery expenses;

  •
  the expenses and charges incurred by the depositary bank in the conversion of foreign currency;

  •
  the fees and expenses incurred by the depositary bank in connection with compliance with exchange control regulations and other regulatory requirements applicable to ordinary shares, ADSs and ADRs; and

  •
  the fees and expenses incurred by the depositary bank, the custodian, or any nominee in connection with the servicing or delivery of deposited property.

        ADS fees and charges payable upon (i) deposit of ordinary shares against issuance of ADSs and (ii) surrender of ADSs for cancellation and withdrawal of ordinary shares are charged to the person to whom the ADSs are delivered (in the case of ADS issuances) and to the person who delivers the ADSs for cancellation (in the case of ADS cancellations). In the case of ADSs issued by the depositary bank into DTC or presented to the depositary bank via DTC, the ADS issuance and cancellation fees and charges may be deducted from distributions made through DTC, and may be charged to the DTC participant(s) receiving the ADSs or the DTC participant(s) surrendering the ADSs for cancellation, as the case may be, on behalf of the beneficial owner(s) and will be charged by the DTC participant(s) to the account(s) of the applicable beneficial owner(s) in accordance with the procedures and practices of the DTC participant(s) as in effect at the time. ADS fees and charges in respect of distributions and the ADS service fee are charged to the holders as of the applicable ADS record date. In the case of distributions of cash, the amount of the applicable ADS fees and charges is deducted from the funds being distributed. In the case of (i) distributions other than cash and (ii) the ADS service fee, holders as of the ADS record date will be invoiced for the amount of the ADS fees and charges and such ADS fees and charges may be deducted from distributions made to holders of ADSs. For ADSs held through DTC, the ADS fees and charges for distributions other than cash and the ADS service fee may be deducted from distributions made through DTC, and may be charged to the DTC participants in accordance with the procedures and practices prescribed by DTC and the DTC participants in turn charge the amount of such ADS fees and charges to the beneficial owners for whom they hold ADSs.

        In the event of refusal to pay the depositary bank fees, the depositary bank may, under the terms of the deposit agreement, refuse the requested service until payment is received or may set off the amount of the depositary bank fees from any distribution to be made to the ADS holder. Certain ADS fees and charges such as the ADS service fee may become payable shortly after the closing of this offering. Note that the fees and charges you may be required to pay may vary over time and may be changed by us and by the depositary bank. You will receive prior notice of such changes. The depositary bank may reimburse us for certain expenses incurred by us in respect of the ADR program, by making available a portion of the ADS fees charged in respect of the ADR program or otherwise, upon such terms and conditions as we and the depositary bank may agree from time to time.

Amendments and Termination

        We may agree with the depositary bank to modify the deposit agreement at any time without your consent. We undertake to give holders 30 days' prior notice of any modifications that would materially prejudice any of their substantial rights under the deposit agreement. We will not consider to be materially prejudicial to your substantial rights any modifications or supplements that are reasonably necessary for the ADSs to be registered under the Securities Act or to be eligible for book-entry settlement, in each case without imposing or increasing the fees and charges you are required to pay.

In addition, we may not be able to provide you with prior notice of any modifications or supplements that are required to accommodate compliance with applicable provisions of law.

        You will be bound by the modifications to the deposit agreement if you continue to hold your ADSs after the modifications to the deposit agreement become effective. The deposit agreement cannot be amended to prevent you from withdrawing the ordinary shares represented by your ADSs (except as permitted by law).

        We have the right to direct the depositary bank to terminate the deposit agreement. Similarly, the depositary bank may in certain circumstances on its own initiative terminate the deposit agreement. In either case, the depositary bank must give notice to the holders at least 30 days before termination. Until termination, your rights under the deposit agreement will be unaffected.

        After termination, the depositary bank will continue to collect distributions received (but will not distribute any such property until you request the cancellation of your ADSs) and may sell the securities held on deposit. After the sale, the depositary bank will hold the proceeds from such sale and any other funds then held for the holders of ADSs in a non-interest bearing account. At that point, the depositary bank will have no further obligations to holders other than to account for the funds then held for the holders of ADSs still outstanding (after deduction of applicable fees, taxes and expenses).

Books of Depositary

        The depositary bank will maintain ADS holder records at its depositary office. You may inspect such records at such office during regular business hours but solely for the purpose of communicating with other holders in the interest of business matters relating to the ADSs and the deposit agreement.

        The depositary bank will maintain in New York facilities to record and process the issuance, cancellation, combination, split-up and transfer of ADSs. These facilities may be closed from time to time, to the extent not prohibited by law.

Limitations on Obligations and Liabilities

        The deposit agreement limits our obligations and the depositary bank's obligations to you. Please note the following:

  •
  We and the depositary bank are obligated only to take the actions specifically stated in the deposit agreement without negligence or bad faith.

  •
  The depositary bank disclaims any liability for any failure to carry out voting instructions, for any manner in which a vote is cast or for the effect of any vote, provided it acts in good faith and in accordance with the terms of the deposit agreement.

  •
  The depositary bank disclaims any liability for any failure to determine the lawfulness or practicality of any action, for the content of any document forwarded to you on our behalf or for the accuracy of any translation of such a document, for the investment risks associated with investing in ordinary shares, for the validity or worth of the ordinary shares, for any tax consequences that result from the ownership of ADSs, for the credit-worthiness of any third party, for allowing any rights to lapse under the terms of the deposit agreement, for the timeliness of any of our notices or for our failure to give notice.

  •
  We and the depositary bank will not be obligated to perform any act that is inconsistent with the terms of the deposit agreement.

  •
  We and the depositary bank disclaim any liability if we or the depositary bank are prevented or forbidden from or subject to any civil or criminal penalty or restraint on account of, or delayed in, doing or performing any act or thing required by the terms of the deposit agreement, by reason of any provision, present or future of any law or regulation, or by reason of present or future provision of any provision of our articles of association or any provision of or governing the securities on deposit, or by reason of any act of God or war or other circumstances beyond our control.

  •
  We and the depositary bank disclaim any liability by reason of any exercise of, or failure to exercise, any discretion provided for in the deposit agreement or in our articles of association or in any provisions of or governing the securities on deposit.

  •
  We and the depositary bank further disclaim any liability for any action or inaction in reliance on the advice or information received from legal counsel, accountants, any person presenting Shares for deposit, any holder of ADSs or authorized representatives thereof, or any other person believed by either of us in good faith to be competent to give such advice or information.

  •
  We and the depositary bank also disclaim liability for the inability by a holder to benefit from any distribution, offering, right or other benefit that is made available to holders of ordinary shares but is not, under the terms of the deposit agreement, made available to you.

  •
  We and the depositary bank may rely without any liability upon any written notice, request or other document believed to be genuine and to have been signed or presented by the proper parties.

  •
  We and the depositary bank also disclaim liability for any consequential or punitive damages for any breach of the terms of the deposit agreement.

  •
  No disclaimer of any Securities Act liability is intended by any provision of the deposit agreement.

Pre-Release Transactions

        Subject to the terms and conditions of the deposit agreement, the depositary bank may issue to broker/dealers ADSs before receiving a deposit of ordinary shares or release ordinary shares to broker/dealers before receiving ADSs for cancellation. These transactions are commonly referred to as "pre-release transactions," and are entered into between the depositary bank and the applicable broker/dealer. The deposit agreement limits the aggregate size of pre-release transactions (not to exceed 30% of the ordinary shares on deposit in the aggregate) and imposes a number of conditions on such transactions (i.e., the need to receive collateral, the type of collateral required, the representations required from brokers, etc.). The depositary bank may retain the compensation received from the pre-release transactions.

Taxes

        You will be responsible for the taxes and other governmental charges payable on the ADSs and the securities represented by the ADSs. We, the depositary bank and the custodian may deduct from any distribution the taxes and governmental charges payable by holders and may sell any and all property on deposit to pay the taxes and governmental charges payable by holders. You will be liable for any deficiency if the sale proceeds do not cover the taxes that are due.

        The depositary bank may refuse to issue ADSs, to deliver, transfer, split and combine ADRs or to release securities on deposit until all taxes and charges are paid by the applicable holder. The depositary bank and the custodian may take reasonable administrative actions to obtain tax refunds and reduced tax withholding for any distributions on your behalf. However, you may be required to provide to the depositary bank and to the custodian proof of taxpayer status and residence and such other information as the depositary bank and the custodian may require to fulfill legal obligations. You are required to indemnify us, the depositary bank and the custodian for any claims with respect to taxes based on any tax benefit obtained for you.

Foreign Currency Conversion

        The depositary bank will arrange for the conversion of all foreign currency received into U.S. dollars if such conversion is practical, and it will distribute the U.S. dollars in accordance with the terms of the deposit agreement. You may have to pay fees and expenses incurred in converting foreign currency, such as fees and expenses incurred in complying with currency exchange controls and other governmental requirements.

        If the conversion of foreign currency is not practical or lawful, or if any required approvals are denied or not obtainable at a reasonable cost or within a reasonable period, the depositary bank may take the following actions in its discretion:

  •
  Convert the foreign currency to the extent practical and lawful and distribute the U.S. dollars to the holders for whom the conversion and distribution is lawful and practical.

  •
  Distribute the foreign currency to holders for whom the distribution is lawful and practical.

  •
  Hold the foreign currency (without liability for interest) for the applicable holders.

  Governing Law/Waiver of Jury Trial

        The deposit agreement and the ADRs will be interpreted in accordance with the laws of the State of New York. The rights of holders of ordinary shares (including ordinary shares represented by ADSs) are governed by the laws of England and Wales.

        AS A PARTY TO THE DEPOSIT AGREEMENT, YOU WAIVE YOUR RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF THE DEPOSIT AGREEMENT OR THE ADRs AGAINST US AND/OR THE DEPOSITARY BANK.

PLAN OF DISTRIBUTION

        We may sell the securities described in this prospectus in and outside the United States (a) through underwriters or dealers, (b) directly to purchasers, including our affiliates, (c) through agents or (d) through a combination of any of these methods. The applicable prospectus supplement or free writing prospectus will include the following information:

  •
  the terms of the offering

  •
  the names of any underwriters or agents;

  •
  the name or names of any managing underwriter or underwriters;

  •
  the purchase price of the securities;

  •
  the net proceeds from the sale of the securities;

  •
  any delayed delivery arrangements;

  •
  any underwriting discounts, commissions and other items constituting underwriters' compensation;

  •
  any initial public offering price;

  •
  any discounts or concessions allowed or reallowed or paid to dealers; and

  •
  any commissions paid to agents.

        The sale of the securities may be effected in transactions (a) on any national or international securities exchange or quotation service on which the securities may be listed or quoted at the time of sale, (b) in the over-the-counter market, (c) in transactions otherwise than on such exchanges or in the over-the-counter market or (d) through the writing of options.

        The distribution of offered securities may be effected from time to time in one or more transactions at a fixed price or prices, which may be changed, at market prices prevailing at the time of sale, at prices related to the market prices, or at negotiated prices.

Sale Through Underwriters or Dealers

        If underwriters are used in the sale of any of these securities, the underwriters will acquire the securities for their own account. The underwriters may resell the securities from time to time in one or more transactions, including negotiated transactions, at a fixed public offering price or at varying prices determined at the time of sale. Underwriters may offer securities to the public either through underwriting syndicates represented by one or more managing underwriters or directly by one or more firms acting as underwriters. Unless we inform you otherwise in any prospectus supplement or free writing prospectus, the obligations of the underwriters to purchase the securities will be subject to certain conditions, and the underwriters will be obligated to purchase all the offered securities if they purchase any of them. We may grant underwriters an option to purchase additional securities to cover overallotment, if any, or otherwise in connection with the distribution. The underwriters may change from time to time any initial public offering price and any discounts or concessions allowed or reallowed or paid to dealers.

        Any underwriter may engage in overallotment, stabilizing transactions, short covering transactions and penalty bids in accordance with Regulation M under the Exchange Act. Overallotment involves sales in excess of the offering size, which create a short position. Stabilizing transactions permit bids to purchase the underlying security so long as the stabilizing bids do not exceed a specified maximum. Short covering transactions involve purchases of the securities in the open market after the distribution is completed to cover short positions. Penalty bids permit the underwriters to reclaim a selling concession from a dealer when the securities originally sold by the dealer are purchased in a covering transaction to cover short positions. Those activities may cause the price of the securities to be higher than it would otherwise be. If commenced, the underwriters may discontinue any of the activities at any time.

        Any underwriters who are qualified market makers on NASDAQ (or any exchange or quotation system on which our securities are listed) may engage in passive market making transactions in our ADSs on NASDAQ in accordance with Rule 103 of Regulation M, during the business day prior to the pricing of the offering, before the commencement of offers or sales of the securities. Passive market makers must comply with applicable volume and price limitations and must be identified as passive market makers. In general, a passive market maker must display its bid at a price not in excess of the highest independent bid for such security; if all independent bids are lowered below the passive market maker's bid, however, the passive market maker's bid must then be lowered when certain purchase limits are exceeded.

        If dealers are used in the sale of securities, we will sell the securities to them as principals. They may then resell those securities to the public at varying prices determined by the dealers at the time of resale. We will include in the prospectus supplement or free writing prospectus the names of the dealers and the terms of the transaction.

Direct Sales and Sales Through Agents

        We may sell the securities directly, and not through underwriters or agents. We may also sell the securities through agents designated from time to time. In the prospectus supplement or free writing prospectus, we will name any agent involved in the offer or sale of the offered securities, and we will describe any commissions payable to the agent. Unless we inform you otherwise in the prospectus supplement or free writing prospectus, any agent will agree to use its reasonable best efforts to solicit purchases for the period of its appointment.

        We may sell the securities directly to institutional investors or others who may be deemed to be underwriters within the meaning of the Securities Act with respect to any sale of those securities. We will describe the terms of any such sales in the prospectus supplement or free writing prospectus.

        We may enter into derivative transactions with third parties, or sell securities not covered by this prospectus to third parties in privately negotiated transactions. If the applicable prospectus supplement or free writing prospectus indicates, in connection with those derivatives, the third parties may sell securities covered by this prospectus and the applicable prospectus supplement or free writing prospectus, including in short sale transactions. If so, the third party may use securities pledged by us or borrowed from us or others to settle those sales or to close out any related open borrowings of stock, and may use securities received from us in settlement of those derivatives to close out any related open borrowings of stock. The third party in such sale transactions will be an underwriter and, if not identified in this prospectus, will be identified in the applicable prospectus supplement or free writing prospectus (or a post-effective amendment).

Delayed Delivery Contracts

        If we so indicate in the prospectus supplement or free writing prospectus, we may authorize agents, underwriters or dealers to solicit offers from certain types of institutions to purchase securities from us at the public offering price under delayed delivery contracts. These contracts would provide for payment and delivery on a specified date in the future. The contracts would be subject only to those conditions described in the prospectus supplement or free writing prospectus. The prospectus supplement or free writing prospectus will describe any commission payable for solicitation of those contracts.

Subscription Offerings

        Direct sales to investors or our shareholders may be accomplished through subscription offerings or through subscription rights distributed to shareholders. In connection with subscription offerings or the distribution of subscription rights to shareholders, if all of the underlying securities are not subscribed for, we may sell any unsubscribed securities to third parties directly or through underwriters or agents. In addition, whether or not all of the underlying securities are subscribed for, we may concurrently offer additional securities to third parties directly or through underwriters or agents. If securities are to be sold through subscription rights, the subscription rights will be distributed as a dividend to the shareholders for which they will pay no separate consideration.

General Information

        We may have agreements with the agents, dealers and underwriters to indemnify them against certain civil liabilities, including liabilities under the Securities Act, or to contribute with respect to payments that the agents, dealers or underwriters may be required to make. Agents, dealers and underwriters may be customers of, engage in transactions with or perform services for us in the ordinary course of their businesses.

LEGAL MATTERS

        We are being represented by Mayer Brown LLP with respect to certain legal matters of U.S. federal securities and New York State law. The validity of the ordinary shares represented by the ADSs and certain other legal matters with respect to English law will be passed upon for us by Mayer Brown International LLP, our English counsel.

EXPERTS

        The consolidated financial statements of Adaptimmune Therapeutics plc as of December 31, 2017 and December 31, 2016, and for each of the years in the two-year period ended December 31, 2017, the six-month period ended December 31, 2015, and the year ended June 30, 2015, have been incorporated by reference herein in reliance upon the report of KPMG LLP, independent registered public accounting firm, incorporated by reference herein, and upon the authority of said firm as experts in accounting and auditing.

SERVICE OF PROCESS AND ENFORCEMENT OF JUDGMENTS

        We are incorporated under the laws of England and Wales. Some of our directors and officers reside outside the United States, and a substantial portion of our assets and all or a substantial portion of the assets of such persons are located outside the United States. As a result, it may be difficult for you to serve legal process on us or our directors and executive officers (as well as certain directors, managers and executive officers of the finance subsidiaries) or have any of them appear in a United States court.

        We have appointed Adaptimmune LLC as our authorized agent upon whom process may be served in any action instituted in any U.S. federal or state court having subject matter jurisdiction in the Borough of Manhattan in New York, New York, arising out of or based upon the ADSs, the deposit agreement or the underwriting agreement related to such ADSs.

        Mayer Brown International LLP, our English counsel, has advised us that there is some doubt as to the enforceability in the United Kingdom, in original actions or in actions for enforcement of judgments of U.S. courts, of civil liabilities based solely on the federal securities laws of the United States. In addition, awards for punitive damages in actions brought in the United States or elsewhere may be unenforceable in the United Kingdom. An award for monetary damages under the U.S.

securities laws would be considered punitive if it does not seek to compensate the claimant for loss or damage suffered and is intended to punish the defendant. The enforceability of any judgment in the United Kingdom will depend on the particular facts of the case as well as the laws and treaties in effect at the time. The United States and the United Kingdom do not currently have a treaty providing for recognition and enforcement of judgments (other than arbitration awards) in civil and commercial matters.

INCORPORATION BY REFERENCE

        The SEC allows us to disclose certain information to you in this prospectus by referring you to documents previously filed with the SEC that include such information. The information incorporated by reference is an important part of this prospectus, and information that we file later with the SEC will automatically update and supersede this information. We incorporate by reference the documents listed below and any future filings made with the SEC under Sections 13(a), 13(c), 14, or 15(d) of the Securities Exchange Act of 1934 made subsequent to the date of this initial registration statement and prior to effectiveness of the registration statement and any reports filed by us with the SEC after the date of this prospectus until the termination of the offering of the securities described in this prospectus (other than information in such filings that was "furnished," under applicable SEC rules, rather than "filed").

  •
  Our Annual Report on Form 10-K for the fiscal year ended December 31, 2017 filed with the SEC on March 15, 2018 (the "Annual Report");

  •
  Our Quarterly Report on Form 10-Q for the quarter ended March 31, 2018 filed with the SEC on May 9, 2018;

  •
  Our Current Reports on Form 8-K filed with the SEC on January 8, 2018, March 15, 2018, April 12, 2018, May 9, 2018, June 4, 2018, June 20, 2018, and July 6, 2018; and

  •
  The description of our ordinary shares and ADSs contained in our registration statement on Form 8-A, filed with the SEC under the Exchange Act on April 30, 2015, including any amendment or report filed for the purpose of updating such description.

        You may request a copy of these filings at no cost, by writing or telephoning us at the following address:

Adaptimmune Therapeutics plc
Attn: Company Secretary
60 Jubilee Avenue, Milton Park
Abingdon, Oxfordshire OX14 4RX
United Kingdom
(44) 1235 430000

        You should rely only on the information incorporated by reference or provided in this prospectus or any prospectus supplement. We have not authorized anyone else to provide you with different or additional information. An offer of these securities is not being made in any jurisdiction where the offer or sale is not permitted. You should not assume that the information in this prospectus or any prospectus supplement is accurate as of any date other than the date on the front of those documents.

WHERE YOU CAN FIND MORE INFORMATION

        We file annual, quarterly and current reports, proxy statements and other information with the SEC. Our SEC filings are available to the public over the Internet at the SEC's website located at http://www.sec.gov and on the investor relations pages of our website located at http://www.adaptimmune.com. You may also read and copy any document we file at the SEC's public reference room at 100 F Street, N.E., Washington, D.C. 20549. You can call the SEC at 1-800-SEC-0330 for further information on the public reference room.

        We will furnish to Citibank, N.A., as depositary bank of our ADSs, our annual reports. When the depositary bank receives these reports, it will upon our request promptly provide them to all holders of record of ADSs or otherwise make such reports available to such ADS holders in accordance with the terms of the deposit agreement. We will also furnish the depositary bank with all notices of shareholders' meetings and other reports and communications in English that we make available to our shareholders. The depositary bank will make these notices, reports and communications available to holders of ADSs and will upon our request mail to all holders of record of ADSs the information contained in any notice of a shareholders' meeting it receives.

        Information about us is also available on our website at http://www.adaptimmune.com. Such information on our website is not part of this prospectus.

PROSPECTUS

American Depositary Shares representing Ordinary Shares

        We may offer and sell from time to time up to an indeterminate number of our ordinary shares in the form of American Depositary Shares, or ADSs, of Adaptimmune Therapeutics plc. Each ADS represents six ordinary shares, par value £0.001 per share. The specific terms of the ADSs to be offered, and any other information relating to a specific offering, will be set forth in a supplement to this prospectus or in one or more documents incorporated by reference in this prospectus. You should carefully read this prospectus and the applicable prospectus supplement, as well as the documents incorporated or deemed to be incorporated by reference in this prospectus, before you purchase any of the ADSs offered hereby. This prospectus may not be used to sell these ADSs without a supplement.

        We may offer ADSs from time to time in amounts, at prices and on other terms to be determined at the time of offering. We may offer and sell ADSs to or through one or more underwriters, dealers and agents or directly to purchasers, on a continuous or delayed basis. The names of any underwriters, dealers or agents involved in the sale of any ADSs and the specific manner in which they may be offered, including any applicable purchase price, fee, commission or discount arrangement between or among them, will be set forth in the prospectus supplement covering the sale of those ADSs. See "Plan of Distribution."

        Our ADSs are listed on The Nasdaq Global Select Market under the symbol "ADAP." On July 11, 2018, the closing price of our ADSs on The Nasdaq Global Select Market was $10.91.

        Investing in our ADSs involves risks. See "Risk Factors" on page 4 of this prospectus and any similar section contained in the applicable prospectus supplement concerning factors you should consider before investing in our ADSs.

        Neither the Securities and Exchange Commission nor any other regulatory body has approved or disapproved of these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

The date of this prospectus is July 12, 2018.

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 PROSPECTUS SUMMARY

        This prospectus is part of an "automatic shelf" registration statement that we filed with the Securities and Exchange Commission, which we refer to as the "SEC", as a "well-known seasoned issuer" as defined in Rule 405 of the Securities Act utilizing a "shelf" registration process. Under this shelf registration process, we may, over time, offer and sell the securities described in this prospectus in one or more offerings as described in this prospectus. This prospectus provides you with a general description of the securities that may be offered. Each time we offer securities under this prospectus, we will provide a prospectus supplement or other offering materials that will contain specific information about the terms of that offering. We may also add, update or change information contained in this prospectus by means of a prospectus supplement or by incorporating by reference information that we file or furnish to the SEC. The registration statement that we filed with the SEC includes exhibits that provide more detail on the matters discussed in this prospectus. If the information in this prospectus is inconsistent with a prospectus supplement, you should rely on the information in that prospectus supplement. Please carefully read this prospectus and any prospectus supplement, together with the additional information described under the headings "Where You Can Find More Information" and "Incorporation by Reference," before purchasing any securities.

        You should rely only on the information contained or incorporated by reference in this prospectus, any prospectus supplement and any issuer free writing prospectus. "Incorporated by reference" means that we can disclose important information to you by referring you to another document filed separately with the SEC. We have not authorized any other person to provide you with different information. If anyone provides you with different information, you should not rely on it. We are not making an offer of these securities in any state or jurisdiction where the offer is not permitted. You should only assume that the information in this prospectus or in any prospectus supplement or issuer free writing prospectus is accurate only as of their respective dates. Our business, financial condition, results of operations and prospects may have changed since those dates.

The Company

        Adaptimmune is a clinical-stage biopharmaceutical company focused on the development of novel cancer immunotherapy products. The Company's unique SPEAR (Specific Peptide Enhanced Affinity Receptor) T-cell platform enables the engineering of T-cells to target and destroy cancer, including solid tumors. Adaptimmune is currently conducting clinical trials with SPEAR T-cells targeting MAGE-A4, MAGE-A10, and alpha fetoprotein, or AFP, across several solid tumor indications. GlaxoSmithKline plc (LSE:GSK) (NYSE:GSK) exercised its option to exclusively license the right to research, develop, and commercialize Adaptimmune's NY-ESO SPEAR T-cell therapy program in September 2017. Transition of this program to GSK is ongoing. Adaptimmune has over 350 employees and is located in Oxfordshire, U.K. and Philadelphia, USA.

        In this prospectus, "Adaptimmune," "the "Company," "we," "us" and "our" refer to Adaptimmune Therapeutics plc and its consolidated subsidiaries, except where the context otherwise requires. "Adaptimmune®" and "SPEAR®" are registered trademarks of Adaptimmune.

Corporate Information

        Our registered and principal executive offices are located at 60 Jubilee Avenue, Milton Park, Abingdon, Oxfordshire OX14 4RX, United Kingdom; our general telephone number is (44) 1235 430000; and our internet address is http://www.adaptimmune.com. Our website and the information contained on or accessible through our website are not part of this prospectus. Our agent for service of process in the United States is our subsidiary, Adaptimmune LLC, 351 Rouse Boulevard, The Navy Yard, Philadelphia PA 19112. Since May 6, 2015, our ADSs, which each represent 6 ordinary shares, have been listed on The Nasdaq Global Select Market, or Nasdaq, under the symbol "ADAP."

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FORWARD-LOOKING STATEMENTS

        This prospectus, the financial statements and other documents that we incorporate by reference in this prospectus and any related prospectus supplement may contain forward-looking statements that are based on our current expectations, assumptions, estimates and projections about us and our industry. All statements other than statements of historical fact in this prospectus, the financial statements and other documents that we incorporate by reference in this prospectus and any related prospectus supplement are forward-looking statements.

        These forward-looking statements are subject to known and unknown risks, uncertainties, assumptions and other factors that could cause our actual results of operations, financial condition, liquidity, performance, prospects, opportunities, achievements or industry results, as well as those of the markets we serve or intend to serve, to differ materially from those expressed in, or suggested by, these forward-looking statements. These forward-looking statements are based on assumptions regarding our present and future business strategies and the environment in which we expect to operate in the future. Important factors that could cause those differences include, but are not limited to:

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  our ability to successfully advance our MAGE-A10, MAGE-A4 and AFP SPEAR T-cells through clinical development and the timing within which we can recruit patients and treat patients in our clinical trials;

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  our ability to successfully and reproducibly manufacture SPEAR T-cells in order to meet patient demand;

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  our ability to further develop our commercial manufacturing process for our SPEAR T-cells, transfer such commercial process to third party contract manufacturers, if required, and for such third party contract manufacturers or ourselves to manufacture SPEAR T-cells to the quality and on the timescales we require;

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  the scope and timing of performance of our ongoing collaboration with GSK and the scope and timing of transition of the NY-ESO SPEAR T-cell program to GSK following exercise of option by GSK;

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  our ability to successfully advance our SPEAR T-cell technology platform to improve the safety and effectiveness of our existing SPEAR T-cell candidates and to submit Investigational New Drug Applications, or INDs, for new SPEAR T-cell candidates;

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  the rate and degree of market acceptance of T-cell therapy generally, and of our SPEAR T-cells;

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  government regulation and approval, including, but not limited to, the expected regulatory approval timelines for our SPEAR T-cells and the level of pricing and reimbursement for our SPEAR T-cells, if approved for marketing;

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  the existence of any third party patents preventing further development of any of our SPEAR T-cells, including, any inability to obtain appropriate third party licenses, or enforcement of patents against us;

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  our ability to obtain granted patents covering our SPEAR T-cells and to enforce such patents against third parties;

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  volatility in equity markets in general and in the biopharmaceutical sector in particular;

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  fluctuations in the price of materials and bought-in components;

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  our relationships with suppliers, contract manufacturing organizations or CROs and other third-party providers including fluctuations in the price of materials and services, ability to obtain reagents particularly where such reagents are only available from a single source, and performance of third party providers;

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  •
  increased competition from other companies in the biotechnology and pharmaceutical industries including where such competition impacts ability to recruit patients in to clinical trials;

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  claims for personal injury or death arising from the use of our SPEAR T-cell candidates;

  •
  our ability to attract and retain qualified personnel;

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  a change in our status as an emerging growth company under the Jumpstart Our Business Start-ups Act of 2012, or JOBS Act; and

  •
  additional factors that are not known to us at this time.

        Additional factors that could cause actual results, financial condition, liquidity, performance, prospects, opportunities, achievements or industry results to differ materially include, but are not limited to, those discussed under "Risk Factors" in Part II, Item 1A of our Quarterly Report on Form 10-Q for the period ended March 31, 2018, which is incorporated by reference herein, as updated by our other SEC filings filed after such Quarterly Report. Additional risks that we may currently deem immaterial or that are not presently known to us could also cause the forward-looking events discussed in this prospectus not to occur. Additional risks that we may currently deem immaterial or that are not presently known to us could also cause the forward-looking events discussed in this prospectus not to occur. The words "believe," "may," "will," "estimate," "continue," "anticipate," "intend," "expect" and similar words are intended to identify estimates and forward-looking statements. Estimates and forward-looking statements speak only at the date they were made, and we undertake no obligation to update or to review any estimate and/or forward-looking statement because of new information, future events or other factors. Estimates and forward-looking statements involve risks and uncertainties and are not guarantees of future performance. Our future results may differ materially from those expressed in these estimates and forward-looking statements. In light of the risks and uncertainties described above, the estimates and forward-looking statements discussed in this prospectus, the documents that we incorporate by reference in this prospectus and any related prospectus supplement might not occur, and our future results and our performance may differ materially from those expressed in such forward-looking statements due to, inclusive of, but not limited to, the factors mentioned above. Because of these uncertainties, you should not make any investment decision based on these estimates and forward-looking statements.

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RISK FACTORS

        Before making an investment decision, you should carefully consider the risks described under "Risk Factors" in the applicable prospectus supplement, together with all of the other information appearing in this prospectus or incorporated by reference into this prospectus and any applicable prospectus supplement, in light of your particular investment objectives and financial circumstances. Our business, financial condition or results of operations could be materially adversely affected by any of these risks. The trading price of our securities could decline due to any of these risks, and you may lose all or part of your investment. This prospectus and the incorporated documents also contain forward-looking statements that involve risks and uncertainties. Our actual results could differ materially from those anticipated in these forward-looking statements as a result of certain factors, including the risks mentioned elsewhere in this prospectus.

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 USE OF PROCEEDS

        We will retain broad discretion over the use of the net proceeds from the sale of our ADSs offered by us under this prospectus. Except as described in any prospectus supplement, we currently anticipate using the net proceeds from the sale of our ADSs offered hereby primarily for working capital and other general corporate purposes which include, but are not limited to, funding research and development and, if approved, the commercialization of our product candidates and to discover additional product candidates.

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 DESCRIPTION OF SHARE CAPITAL

        The following summary describes our share capital, the material provisions of our articles of association, and applicable provisions of the U.K. Companies Act 2006 (the "Companies Act 2006"). Because the following is only a summary, it does not contain all of the information that may be important to you. For a complete description, you should refer to our articles of association, a copy of which has been previously filed.

General

        We were incorporated pursuant to the laws of England and Wales as Adaptimmune Therapeutics Limited in December 2014 to become a holding company for Adaptimmune Limited. Pursuant to the terms of a corporate reorganization the first stage of which was completed on February 23, 2015, all of the issued share capital in Adaptimmune Limited was exchanged for identical shares in Adaptimmune Therapeutics Limited and, as a result, Adaptimmune Limited became a wholly owned subsidiary of Adaptimmune Therapeutics Limited. On March 20, 2015, all holders of options over ordinary shares of Adaptimmune Limited exchanged each of their options for equivalent options over ordinary shares of Adaptimmune Therapeutics Limited. On April 1, 2015, we re-registered Adaptimmune Therapeutics Limited as a public limited company and changed the company's name to Adaptimmune Therapeutics plc.

        We are registered with the Registrar of Companies in England and Wales under number 9338148 and our registered office is at 60 Jubilee Avenue, Milton Park, Oxfordshire OX14 4RX, United Kingdom.

        Following our corporate reorganization, certain resolutions were passed by our shareholders on April 27, 2015. These included resolutions for the adoption of new articles of association that became effective upon the admission of our ADSs to trading on Nasdaq on May 6, 2015, and which articles of association were amended by special resolution passed on June 16, 2016. See "—Key Provisions of Our Articles of Association."

        Certain other resolutions were passed by our shareholders at our third annual general meeting on June 21, 2017. These included resolutions for:

  •
  The general authorization of our directors for the purpose of s551 Companies Act 2006 to issue new ordinary shares in the Company and grant rights to subscribe for or convert any securities into ordinary shares in the Company up to a maximum aggregate nominal amount of £140,000.00 for a period of five years from the date of the resolution and expiring on June 20, 2022.

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  The empowering of our directors pursuant to s570(1) Companies Act 2006 to issue equity securities for cash pursuant to the s551 authority referred to above as if the statutory pre-emption rights under s561(1) Companies Act 2006 did not apply to such allotments for a period commencing on the date of the resolution and expiring on the conclusion of the annual general meeting of the Company to be held in 2019.

Issued Share Capital

        Our issued share capital as of July 11, 2018 was 566,496,400 ordinary shares with a par value of £0.001 per ordinary share. Each issued ordinary share is fully paid. We currently have no deferred shares in our issued share capital.

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Ordinary Shares

        Our ordinary shares have the rights and restrictions described in "—Key Provisions of Our Articles of Association."

        As of July 11, 2018, there were options to purchase 88,772,642 ordinary shares outstanding. All options granted are exercisable at the share price on or around the date of the grant.

        The vesting periods for options granted through July 11, 2018 are:

Options granted in 2009:	100% on the third anniversary of the grant date
Options granted in 2011, 2012, 2013 and April 2014:	25% on the first anniversary and 75% in annual installments over the following three years
Options granted in December 2014:	25% on the first anniversary and 75% in monthly installments over the following three years
Options granted in March 2015:	25% on the first anniversary and 75% in monthly installments over the following three years
Options granted in May 2015:	25% on the first anniversary and 75% in monthly installments over the following three years, except for options granted to Non-Executive Directors which all vested immediately
Options granted in January and April 2016:	25% on the first anniversary and 75% in monthly installments over the following three years
Options granted in June 2016:	25% on the first anniversary and 75% in monthly installments over the following two years (granted to a Non-Executive Director)
Options granted in August 2016	25% on the first anniversary and 75% in monthly installments over the following three years, except for options granted to Non-Executive Directors which all vested on the first anniversary of the grant date.
Options granted in November 2016	25% on the first anniversary and 75% in monthly installments over the following two years (granted to Non-Executive Directors).
Options granted in December 2016	25% on the first anniversary and 75% in monthly installments over the following three years.
Options granted in January, March and April 2017	25% on the first anniversary and 75% in monthly installments over the following three years.
Options granted in July 2017	25% on the first anniversary and 75% in monthly installments over the following three years, except for options granted to Non-Executive Directors which all vested on the first anniversary of the grant date.
Options granted in October 2017	25% on the first anniversary and 75% in monthly installments over the following three years.
Options granted in January 2018	25% on the first anniversary and 75% in monthly installments over the following three years, except for RSU-style options which will vest as to 25% on the first anniversary and 75% in annual installments over the following three years.

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Options granted in April 2018	25% on the first anniversary and 75% in monthly installments over the following three years.
Options granted in June 2018	100% on the first anniversary of the grant date (granted to Non-Executive Directors).
Options granted in July 2018	25% on the first anniversary and 75% in monthly installments over the following three years, except for options granted to a Non-Executive Director which will vest as to 25% on the first anniversary and 75% in monthly installments over the following two years.
All options lapse after 10 years from the date of grant.

Preferred Shares

        Our board of directors may, from time to time, following an ordinary resolution of the ordinary shareholders granting authority to the directors to allot shares and special resolution of the ordinary shareholders to amend the articles of association (and disapply pre-emption rights, if not already disapplied), direct the issuance of preferred shares in series and may, at the time of issuance, determine the designations, powers, preferences, privileges, and relative participating, optional or special rights as well as the qualifications, limitations or restrictions thereof, including dividend rights, conversion rights, voting rights, terms of redemption and liquidation preferences, any or all of which may be greater than the rights of the ordinary shares. Holders of preferred shares may be entitled to receive a preference payment in the event of our liquidation before any payment is made to the holders of ordinary shares. There are currently no preferred shares outstanding, and we have no present intention to issue any preferred shares.

Key Provisions of Our Articles of Association

        The following is a summary of certain key provisions of our articles of association. Please note that this is only a summary and is not intended to be exhaustive. For further information please refer to the full version of our articles of association, which is included as an exhibit to the registration statement of which this prospectus is a part.

  Shares and Rights Attaching to Them

  General

        All ordinary shares have the same rights and rank pari passu in all respects. Subject to the provisions of the Companies Act 2006 and any other relevant legislation, our shares may be issued with such preferred, deferred or other rights, or such restrictions, whether in relation to dividends, returns of capital, voting or otherwise, as we may determine by ordinary resolution (or, failing any such determination, as the directors may determine).

  Voting Rights

        Subject to any other provisions of our articles of association and without prejudice to any special rights, privileges or restrictions as to voting attached to any shares forming part of our share capital, the voting rights of shareholders are as follows. On a show of hands, each shareholder present in person, and each duly authorized representative present in person of a shareholder that is corporation, has one vote. On a show of hands, each proxy present in person who has been duly appointed by one or more shareholders has one vote, but a proxy has one vote for and one vote against a resolution if, in certain circumstances, the proxy is instructed by more than one shareholder to vote in different ways on

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a resolution. On a poll, each shareholder present in person or by proxy or (being a corporation) by a duly authorized representative has one vote for each share held by the shareholder.

        We are prohibited (to the extent specified by the Companies Act 2006) from exercising any rights to attend or vote at meetings in respect of any shares held by us as treasury shares.

  Restrictions on Voting Where Sums Overdue on Shares

        None of our shareholders (whether present in person by proxy or, in the case of a corporate member, by a duly authorized representative) shall (unless the directors otherwise determine) be entitled to vote at any general meeting or at any separate class meeting in respect of any share held by him unless all calls or other sums payable by him in respect of that share have been paid.

  Calls on Shares

        The directors may from time to time make calls on shareholders in respect of any moneys unpaid on their shares, whether in respect of the nominal value of the shares or by way of premium. Shareholders are required to pay called amounts on shares subject to receiving at least 14 clear days' notice specifying the time and place for payment. If a shareholder fails to pay any part of a call, the directors may serve further notice naming another day not being less than 14 clear days from the date of the further notice requiring payment and stating that in the event of non-payment the shares in respect of which the call was made will be liable to be forfeited. Subsequent forfeiture requires a resolution by the directors.

  Dividends

        Subject to the Companies Act 2006 and the provisions of all other relevant legislation, we may by ordinary resolution declare dividends in accordance with the respective rights of shareholders but no such dividend shall exceed the amount recommended by the directors. If, in the opinion of the directors, our profits available for distribution justify such payments, the directors may pay fixed dividends payable on any of our shares with preferential rights, half-yearly or otherwise, on fixed dates and from time to time pay interim dividends to the holders of any class of shares. Subject to any special rights attaching to or terms of issue of any shares, all dividends shall be declared and paid according to the amounts paid up on the shares on which the dividend is paid. No dividend shall be payable to us in respect of any shares held by us as treasury shares (except to the extent permitted by the Companies Act 2006 and any other relevant legislation).

        We may, upon the recommendation of the directors, by ordinary resolution, direct payment of a dividend wholly or partly by the distribution of specific assets.

        All dividends unclaimed may be invested or otherwise used at the directors' discretion for our benefit until claimed (subject as provided in the articles of association), and all dividends unclaimed after a period of 12 years from the date when such dividend became due for payment shall be forfeited and shall revert to us.

        The directors may, if so authorized by ordinary resolution passed at any general meeting, offer any holders of the ordinary shares the right to elect to receive in lieu of that dividend an allotment of ordinary shares credited as fully paid.

        We may cease to send any check or warrant by mail or may stop the transfer of any sum by any bank or other funds transfer system for any dividend payable on any of our shares, which is normally paid in that manner on those shares if in respect of at least two consecutive dividends the checks or warrants have been returned undelivered or remain uncashed or the transfer has failed and reasonable inquiries made by us have failed to establish any new address of the holder.

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        We or the directors may specify a "record date" on which persons registered as the holders of shares shall be entitled to receipt of any dividend.

  Distribution of Assets on Winding-up

        Subject to any special rights attaching to or the terms of issue of any shares, on any winding-up of the Company our surplus assets remaining after satisfaction of our liabilities will be distributed among our shareholders in proportion to their respective holdings of shares and the amounts paid up on those shares.

        On any winding-up of the Company (whether the liquidation is voluntary, under supervision or by the Court, the liquidator may with the authority of a special resolution of the Company and any other sanction required by any relevant legislation, divide among our shareholders (excluding the Company itself to the extent that it is a shareholder by virtue of its holding any shares or treasury shares) in specie or in kind the whole or any part of our assets (subject to any special rights attached to any shares issued by us in the future) and may for that purpose set such value as he deems fair upon any one or more class or classes of property and may determine how that division shall be carried out as between the shareholders or different classes of shareholders. The liquidator may, with that sanction, vest the whole or any part of the assets in trustees upon such trusts for the benefit of the shareholders as he with the relevant authority determines, and the liquidation of the Company may be closed and the Company dissolved, but so that no shareholders shall be compelled to accept any shares or other property in respect of which there is a liability.

  Variation of Rights

        The rights or privileges attached to any class of shares may (unless otherwise provided by the terms of the issue of the shares of that class) be varied or abrogated with the consent in writing of the holders of three-fourths in requisite amount of the issued shares of that class (excluding any shares of that class held as treasury shares) or with the sanction of a special resolution passed at a separate general meeting of the shareholders of that class, but not otherwise.

  Transfer of Shares

        All of our shares are in registered form and may be transferred by a transfer in any usual or common form or any form acceptable to the directors and permitted by the Companies Act 2006 and any other relevant legislation.

        The directors may decline to register a transfer of a share that is:

  •
  not fully paid or on which we have a lien;

  •
  (except where uncertificated shares are transferred without a written instrument) not lodged duly stamped (if it is required to be duly stamped) at our registered office or at such other place as the directors may appoint;

  •
  (except where a certificate has not been issued) not accompanied by the certificate of the share to which it relates or such other evidence reasonably required by the directors to show the right of the transferor to make the transfer;

  •
  in respect of more than one class of share; or

  •
  in the case of a transfer to joint holders of a share, the number of joint holders to whom the share is to be transferred exceeds four.

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  Capital Variations

        We may, by ordinary resolution, consolidate and divide all or any of our share capital into shares of a larger nominal amount than our existing shares or sub-divide our shares, or any of them, into shares of a smaller amount than our existing shares. Subject to the provisions of the Companies Act 2006 and any other relevant legislation, we may by special resolution reduce our share capital, any capital redemption reserve fund or any share premium account and may redeem or purchase any of our own shares.

  Pre-emption Rights

        There are no rights of pre-emption under our articles of association in respect of transfers of issued ordinary shares. In certain circumstances, our shareholders may have statutory pre-emption rights under the Companies Act 2006 in respect of the allotment of new shares in the Company. These statutory pre-emption rights, when applicable, would require us to offer new shares for allotment to existing shareholders on a pro rata basis before allotting them to other persons. In such circumstances, the procedure for the exercise of such statutory pre-emption rights would be set out in the documentation by which such ordinary shares would be offered to our shareholders. These statutory pre-emption rights may be disapplied by a special resolution passed by shareholders in a general meeting in accordance with the provisions of the Companies Act 2006.

  Directors

  Number

        Unless and until we in a general meeting of our shareholders otherwise determine, the number of directors shall not be subject to any maximum but shall not be less than two.

  Borrowing Powers

        Under our directors' general power to manage our business, our directors may exercise all the powers of the Company to borrow money and to mortgage or charge our undertaking, property and uncalled capital or parts thereof and to issue debentures and other securities, whether outright or as collateral security for any debt, liability or obligation of the Company or of any third party.

  Directors' Interests and Restrictions

          (a)   The board may, in accordance with our articles of association and the requirements of the Companies Act 2006, authorize a matter proposed to us which would, if not authorized, involve a breach by a director of his duty under section 175 of the Companies Act 2006 to avoid a situation in which he has, or can have, a direct or indirect interest that conflicts, or possibly may conflict, with our interests. A director is not required, by reason of being a director, to account to the Company for any remuneration or other benefit that he derives from a relationship involving a conflict of interest or possible conflict of interest that has been authorized by the board.

          (b)   Subject to the provisions of any relevant legislation and provided that he has disclosed to the directors the nature and extent of any material interest of his, a director may be a party to, or otherwise interested in, any transaction, contract or arrangement with us and he may be a director or other officer of, or employed by, or a party to any transaction or arrangement with, or otherwise interested in any body corporate promoted by the Company or in which the Company is otherwise interested and that director shall not, by reason of his office, be accountable to the Company for any benefit that he derives from any such office or employment or from any such transaction or arrangement or from any interest in any such body corporate; and no such

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  transaction or arrangement shall be liable to be voided on the ground of any such interest or benefit.

          (c)   Except as provided in our articles of association, a director shall not vote at a meeting of the directors in respect of any transaction or arrangement or any other proposal whatsoever in which he has an interest (together with any person connected with him within the meaning of section 252 of the Companies Act 2006), other than (i) an interest in shares or debentures or other securities of the Company, (ii) where permitted by the terms of any authorization of a conflict of interest or by an ordinary resolution, (iii) where the interest cannot reasonably be regarded as likely to give rise to a conflict of interest, or (iv) in the circumstances set out in paragraph (d) below, and shall not be counted in the quorum at a meeting in relation to any resolution on which he is not entitled to vote.

          (d)   A director shall (in the absence of some material interest other than those indicated below) be entitled to vote (and be counted in the quorum) in respect of any resolution concerning any of the following matters:

              (i)  the giving of any guarantee, security or indemnity in respect of an obligation incurred by him or for the benefit us or any of our subsidiaries;

             (ii)  any proposal concerning an offer of shares or debentures or other securities of or by us or any of our subsidiaries for subscription or purchase or exchange in which offer he is or will be interested as a participant in the underwriting, sub-underwriting or guaranteeing of such offer;

            (iii)  any proposal concerning any other company in which he is interested, directly or indirectly and whether as an officer or shareholder or otherwise, provided that he (together with persons connected with him) does not to his knowledge hold an interest in shares representing one percent or more of the issued shares of any class of such company (or of any third company through which his interest is derived) or of the voting rights available to shareholders of the relevant company;

            (iv)  any proposal concerning arrangements pursuant to which benefits are made available to our employees and/or directors and which does not provide special benefits for directors or former directors;

             (v)  any proposal under which he may benefit concerning the giving of indemnities to our directors or other officers that the directors are empowered to give under our articles of association;

            (vi)  any proposal under which he may benefit concerning the purchase or maintenance of insurance for any of our directors or other officers; and

           (vii)  any proposal under which he may benefit concerning the provision to directors of funds to meet expenditures in defending proceedings.

          (e)   Where proposals are under consideration to appoint two or more directors to offices or employments with us or with any company in which we are interested or to fix or vary the terms of such appointments, such proposals may be divided and considered in relation to each director separately and in such case each of the directors concerned (if not debarred from voting under paragraph (d)(iv) above) shall be entitled to vote (and be counted in the quorum) in respect of each resolution, except that concerning his own appointment.

          (f)    If any question shall arise at any meeting as to the materiality of a director's interest or as to the entitlement of any director to vote and such question is not resolved by his agreeing voluntarily to abstain from voting, such question shall be referred to the chairman of the meeting

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  (or where the interest concerns the chairman himself to the deputy chairman of the meeting) and his ruling in relation to any director shall be final and conclusive, except in a case where the nature or extent of the interests of the director concerned have not been fairly disclosed.

  Remuneration

          (a)   Each of the directors may (in addition to any amounts payable under paragraph (b) and (c) below or under any other provision of our articles of association) be paid out of the funds of the Company such sum by way of directors' fees as the directors may from time to time determine.

          (b)   Any director who is appointed to hold any employment or executive office with us or who, by our request, goes or resides abroad for any purposes of the Company or who otherwise performs services that in the opinion of the directors are outside the scope of his ordinary duties may be paid such additional remuneration (whether by way of salary, commission, participation in profits or otherwise) as the directors (or any duly authorized committee of the directors) may determine and either in addition to or in lieu of any remuneration provided for by or pursuant to any other Article.

          (c)   Each director may be paid his reasonable traveling expenses (including hotel and incidental expenses) of attending and returning from meetings of the directors or committees of the directors or general meetings or any separate meeting of the holders of any class of our shares or any other meeting that as a director he is entitled to attend and shall be paid all expenses properly and reasonably incurred by him in the conduct of the Company's business or in the discharge of his duties as a director.

  Pensions and Other Benefits

        The directors may exercise all the powers of the Company to provide benefits, either by the payment of gratuities or pensions or by insurance or in any other manner whether similar to the foregoing or not, for any director or former director, or any person who is or was at any time employed by, or held an executive or other office or place of profit in, the Company or any body corporate that is or has been a subsidiary of the Company or a predecessor of the business of the Company or of any such subsidiary and for the families and persons who are or was a dependent of any such persons and for the purpose of providing any such benefits contribute to any scheme trust or fund or pay any premiums.

  Appointment and Retirement of Directors

          (a)   The directors shall have power to appoint any person who is permitted by the Companies Act 2006 and any other relevant legislation and is willing to act to be a director, either to fill a casual vacancy or as an additional director but so that the total number of directors shall not exceed the maximum number fixed (if any) by or in accordance with our articles of association. Any director so appointed shall retire from office at our annual general meeting following such appointment. Any director so retiring shall be eligible for re-election.

          (b)   Subject as provided in our articles of association, the shareholders may by ordinary resolution elect any person who is willing to act as a director either to fill a casual vacancy or as an addition to the existing directors or to replace a director removed from office under our articles of association but so that the total number of directors shall not at any one time exceed any maximum number fixed by or in accordance with our articles of association.

          (c)   At each annual general meeting a minimum number equal to one-third of the number of those directors who are not due to retire at the annual general meeting under sub-paragraph (a) above (referred to for as the purposes of this paragraph relevant directors) (or, if their number is

13

  not a multiple of three, the number nearest to but not greater than one-third) shall retire from office. Directors retiring under paragraph (e) below shall be counted as part of this minimum number.

          (d)   The directors to retire by rotation pursuant to paragraph (c) above shall include (so far as necessary to obtain the minimum number required and after taking into account the directors to retire under paragraph (e) below) any relevant director who wishes to retire and not to offer himself for re-election. Any further directors to retire shall be those of the other relevant directors who have been longest in office since their last re-election or appointment and so that as between persons who became or were last re-elected directors on the same day, those to retire shall (unless they otherwise agree among themselves) be determined by lot. A retiring director shall be eligible for re-election.

          (e)   In any event, each director shall retire and shall (unless his terms of appointment with the Company specify otherwise) be eligible for re-election at the annual general meeting held in the third calendar year (or such earlier calendar year as may be specified for this purpose in his terms of appointment with the Company) following his last appointment, election or re-election at any general meeting of the Company.

          (f)    At the meeting at which a director retires under any provision of our articles of association, the shareholders may by ordinary resolution fill the vacated office by appointing a person eligible for election as a director under our articles of association to it, and in default the retiring director shall be deemed to have been re-appointed except where:

              (i)  that director has given notice to us that he is unwilling to be elected; or

             (ii)  at such meeting it is expressly resolved not to fill such vacated office or a resolution for the reappointment of such director shall have been put to the meeting and not passed.

          (g)   In the event of the vacancy not being filled at such meeting, it may be filled by the directors as a casual vacancy in accordance with sub-paragraph (a) above.

          (h)   The retirement of a director pursuant to paragraphs (c), (d) and (e) shall not have effect until the conclusion of the relevant meeting except where a resolution is passed to elect some other person in the place of the retiring director or a resolution for his re-election is put to the meeting and not passed and accordingly a retiring director who is re-elected or deemed to have been re-elected will continue in office without break.

  Company Name

        The directors may resolve to change the Company's name.

  Indemnity of Officers

        Subject to the provisions of any relevant legislation, each of our directors and other officers (excluding an auditor) are entitled to be indemnified by us against all liabilities incurred by him in the execution and discharge of his duties or in relation to those duties. The Companies Act 2006 renders void an indemnity for a director against any liability attaching to him in connection with any negligence, default, breach of duty or breach of trust in relation to the company of which he is a directors as described in "—Differences in Corporate Law—Liability of Directors and Officers."

  Shareholders Meetings

  Annual General Meetings

        We shall in each year hold a general meeting of our shareholders in addition to any other meetings in that year, and shall specify the meeting as such in the notice convening it. The annual general meeting shall be held at such time and place as the directors may appoint.

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  Calling of General Meetings

        The directors may call a general meeting of shareholders. The directors must call a general meeting if the shareholders and the Companies Act 2006 require them to do so. The arrangements for the calling of general meetings are described in "—Differences in Corporate Law—Notice of General Meetings."

  Quorum of Meetings

        No business shall be transacted at any general meeting unless a quorum is present when the meeting proceeds to business but the absence of a quorum shall not preclude the appointment of a chairman that shall not be treated as part of the business of a meeting. One or more qualifying persons present at a meeting and between them holding (or being the proxy or corporate representative of the holders of) at least one-third in number of the issued shares (excluding any shares held as treasury shares) entitled to vote on the business to be transacted are a quorum. A qualifying person for these purposes is an individual who is a member, a person authorized to act as the representative of a member (being a corporation) in relation to the meeting or a person appointed as proxy of a member in relation to the meeting.

  Other U.K. Law Considerations

  Mandatory Purchases and Acquisitions

        Pursuant to sections 979 to 991 of the Companies Act 2006, where a takeover offer has been made for the Company and the offeror has acquired or unconditionally contracted to acquire not less than 90 percent of the voting rights carried by those shares, the offeror may give notice, to the holder of any shares to which the offer relates which the offeror has not acquired or unconditionally contracted to acquire that he wishes to acquire and is entitled to so acquire, to acquire those shares of the same terms as the general offer.

  Disclosure of Interest in Shares

        Pursuant to Part 22 of the Companies Act 2006 and our articles of association, we are empowered by notice in writing to require any person whom we know to be, or have reasonable cause to believe to be, interested in the Company, our shares or, at any time during the three years immediately preceding the date on which the notice is issued has been so interested, within a reasonable time to disclose to us particulars of any interest, rights, agreements or arrangements affecting any of the shares held by that person or in which such other person as aforesaid is interested (so far as is within his knowledge).

        Under our articles of association, if a person defaults in supplying us with the required particulars in relation to the shares in question ("default shares"), the directors may be notice direct that:

  •
  in respect of the default shares, the relevant member shall not be entitled to vote or exercise any other right conferred by membership in relation to general meetings; and/or

  •
  where the default shares represent at least 0.25 percent of their class, (a) any dividend or other money payable in respect of the default shares shall be retained by us without liability to pay interest, and/or (b) no transfers by the relevant member of shares other than certain approved transfers may be registered (unless the member himself is not in default and the transfer does not relate to default shares), and/or (c) any shares held by the relevant number in uncertificated form shall be converted into certificated form.

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  Purchase of Own Shares

        Under English law, a public limited company may only purchase its own shares out of the distributable profits of the company or the proceeds of a fresh issue of shares made for the purpose of financing the purchase. A limited company may not purchase its own shares if as a result of the purchase there would no longer be any issued shares of the company other than redeemable shares or shares held as treasury shares.

        Subject to the above, we may purchase our own shares in the manner prescribed below. We may purchase on a recognized investment exchange our own fully paid shares pursuant to an ordinary resolution of the Company. The resolution authorizing the purchase must:

  •
  specify the maximum number of shares authorized to be acquired;

  •
  determine the maximum and minimum prices that may be paid for the shares; and

  •
  specify a date, not being later than five years after the passing of the resolution, on which the authority to purchase is to expire.

        We may purchase our own fully paid shares otherwise than on a recognized investment exchange pursuant to a purchase contract authorized by special resolution of the Company before the purchase takes place. Any authority will not be effective if any shareholder from whom we propose to purchase shares votes on the resolution and the resolution would not have been passed if he had not done so. The resolution authorizing the purchase must specify a date, not being later than five years after the passing of the resolution, on which the authority to purchase is to expire.

Registration Rights

        Under the Investors' Rights Agreement, dated February 23, 2015, or the Investors' Rights Agreement, certain of our shareholders have registration rights for the resale of the ordinary shares held by them. Under this agreement, the holders of approximately 84,948,400 ordinary shares (including in the form of ADSs) have the right to require us to register the offer and sale of their ordinary shares, or the registrable securities (including in the form of ADSs), or to include such registrable securities in registration statements we file, in each case as described below.

  Demand Registration Rights

        At any time after six months following our IPO, the holders of more than fifty percent of the registrable securities than outstanding have the right to demand that we use our best efforts to file a registration statement, provided that the anticipated aggregated offering price for such offering must exceed $10 million. We are only obligated to file up to two registration statements in connection with the exercise of demand registration rights.

        In addition, at any time after we qualify to file a registration statement on Form F-3 (or any substantially similar form such as Form S-3), any holder of registrable securities has the right to demand that we use our commercially reasonable efforts to file a registration statement on Form F-3 (or any substantially similar form such as Form S-3) covering at least $5 million of registrable securities. We are not obligated to file more than two such registration statements in any 12-month period.

  Right to Participate in Company Registrations

        If we propose to register (other than in certain excluded registrations) any ordinary shares or ADSs representing such ordinary shares, shareholders who have entered into the Investors' Rights Agreement are entitled to notice of such registration and to include their registrable securities in that registration. The registration of such shareholders' registrable securities pursuant to a company

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registration does not relieve us of the obligation to effect a demand registration. The managing underwriter has the right to limit the number of registrable securities included in a company registration if the managing underwriter believes it would interfere with the successful marketing of the ordinary shares or ADSs.

  Expenses of Registration

        Subject to limited exceptions, the Investors' Rights Agreement provides that we must pay all registration expenses in connection with the registration rights set forth above. The Investors' Rights Agreement contains customary indemnification and contribution provisions.

  Termination

        The registration rights set forth above terminate upon the earlier of (1) sale of the company (2) as to a particular holder, when such holder can sell all of its ordinary shares (including in the form of ADSs) without limitation during a three-month period without registration pursuant to Rule 144 under the Securities Act or another exemption; or (3) the fifth anniversary of the completion of our IPO.

Differences in Corporate Law

        The applicable provisions of the Companies Act 2006 differ from laws applicable to U.S. corporations and their shareholders. Set forth below is a summary of certain differences between the provisions of the Companies Act 2006 applicable to us and the Delaware General Corporation Law relating to shareholders' rights and protections. This summary is not intended to be a complete discussion of the respective rights and it is qualified in its entirety by reference to Delaware law and English law.

	England and Wales	Delaware
Number of Directors	Under the Companies Act 2006, a public limited company must have at least two directors and the number of directors may be fixed by or in the manner provided in a company's articles of association.	Under Delaware law, a corporation must have at least one director and the number of directors shall be fixed by or in the manner provided in the bylaws.
Removal of Directors

Under the Companies Act 2006, shareholders may remove a director without cause by an ordinary resolution (which is passed by a simple majority of those voting in person or by proxy at a general meeting) irrespective of any provisions of any service contract the director has with the company, provided that 28 clear days' notice of the resolution is given to the company and its shareholders and certain other procedural requirements under the Companies Act 2006 are followed (such as allowing the director to make representations against his or her removal either at the meeting or in writing).

Under Delaware law, unless otherwise provided in the certificate of incorporation, directors may be removed from office, with or without cause, by a majority stockholder vote, though in the case of a corporation whose board is classified, stockholders may effect such removal only for cause.

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	England and Wales	Delaware
Vacancies on the Board of Directors

Under English law, the procedure by which directors (other than a company's initial directors) are appointed is generally set out in a company's articles of association, provided that where two or more persons are appointed as directors of a public limited company by resolution of the shareholders, resolutions appointing each director must be voted on individually.

Under Delaware law, vacancies on a corporation's board of directors, including those caused by an increase in the number of directors, may be filled by a majority of the remaining directors.
Annual General Meeting	Under the Companies Act 2006, a public limited company must hold an annual general meeting in each six-month period following the company's annual accounting reference date.

Under Delaware law, the annual meeting of stockholders shall be held at such place, on such date and at such time as may be designated from time to time by the board of directors or as provided in the certificate of incorporation or by the bylaws.

General Meeting

Under the Companies Act 2006, a general meeting of the shareholders of a public limited company may be called by the directors.
Shareholders holding at least 5% of the paid-up capital of the company carrying voting rights at general meetings can require the directors to call a general meeting.

Under Delaware law, special meetings of the stockholders may be called by the board of directors or by such person or persons as may be authorized by the certificate of incorporation or by the bylaws.

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	England and Wales	Delaware
Notice of General Meetings

Under the Companies Act 2006, 21 clear days' notice must be given for an annual general meeting and any resolutions to be proposed at the meeting. Subject to a company's articles of association providing for a longer period, at least 14 clear days' notice is required for any other general meeting. In addition, certain matters (such as the removal of directors or auditors) require special notice, which is 28 clear days' notice. The shareholders of a company may in all cases consent to a shorter notice period, the proportion of shareholders' consent required being 100% of those entitled to attend and vote in the case of an annual general meeting and, in the case of any other general meeting, a majority in number of the members having a right to attend and vote at the meeting, being a majority who together hold not less than 95% in nominal value of the shares giving a right to attend and vote at the meeting.

Under Delaware law, unless otherwise provided in the certificate of incorporation or bylaws, written notice of any meeting of the stockholders must be given to each stockholder entitled to vote at the meeting not less than 10 nor more than 60 days before the date of the meeting and shall specify the place, date, hour, and purpose or purposes of the meeting.

Proxy	Under the Companies Act 2006, at any meeting of shareholders, a shareholder may designate another person to attend, speak and vote at the meeting on their behalf by proxy.

Under Delaware law, at any meeting of stockholders, a stockholder may designate another person to act for such stockholder by proxy, but no such proxy shall be voted or acted upon after three years from its date, unless the proxy provides for a longer period.

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	England and Wales	Delaware
Preemptive Rights

Under the Companies Act 2006, "equity securities" (being (i) shares in the company other than shares that, with respect to dividends and capital, carry a right to participate only up to a specified amount in a distribution ("ordinary shares") or (ii) rights to subscribe for, or to convert securities into, ordinary shares) proposed to be allotted for cash must be offered first to the existing equity shareholders in the company in proportion to the respective nominal value of their holdings, unless an exception applies or a special resolution to the contrary has been passed by shareholders in a general meeting or the articles of association provide otherwise in each case in accordance with the provisions of the Companies Act 2006.

Under Delaware law, unless otherwise provided in a corporation's certificate of incorporation, a stockholder does not, by operation of law, possess preemptive rights to subscribe to additional issuances of the corporation's stock.

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	England and Wales	Delaware
Liability of Directors and Officers

Under the Companies Act 2006, any provision (whether contained in a company's articles of association or any contract or otherwise) that purports to exempt a director of a company (to any extent) from any liability that would otherwise attach to him in connection with any negligence, default, breach of duty or breach of trust in relation to the company is void.

Any provision by which a company directly or indirectly provides an indemnity (to any extent) for a director of the company or of an associated company against any liability attaching to him in connection with any negligence, default, breach of duty or breach of trust in relation to the company of which he is a director is also void except as permitted by the Companies Act 2006, which provides exceptions for the company to (a) purchase and maintain insurance against such liability; (b) provide a "qualifying third party indemnity" (being an indemnity against liability incurred by the director to a person other than the company or an associated company as long as he is successful in defending the claim or criminal proceedings); and (c) provide a "qualifying pension scheme indemnity" (being an indemnity against liability incurred in connection with the company's activities as trustee of an occupational pension plan).

Under Delaware law, a corporation's certificate of incorporation may include a provision eliminating or limiting the personal liability of a director to the corporation and its stockholders for damages arising from a breach of fiduciary duty as a director. However, no provision can limit the liability of a director for:

•

any breach of the director's duty of loyalty to the corporation or its stockholders;

•

acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law;

•

intentional or negligent payment of unlawful dividends or stock purchases or redemptions; or

•

any transaction from which the director derives an improper personal benefit.

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	England and Wales	Delaware
Voting Rights

Under English law, unless a poll is demanded by the shareholders of a company or is required by the chairman of the meeting or the company's articles of association, shareholders shall vote on all resolutions on a show of hands. Under the Companies Act 2006, a poll may be demanded by (a) not fewer than five shareholders having the right to vote on the resolution; (b) any shareholder(s) representing at least 10% of the total voting rights of all the shareholders having the right to vote on the resolution; or (c) any shareholder(s) holding shares in the company conferring a right to vote on the resolution being shares on which an aggregate sum has been paid up equal to not less than 10% of the total sum paid up on all the shares conferring that right. A company's articles of association may provide more extensive rights for shareholders to call a poll.

Delaware law provides that, unless otherwise provided in the certificate of incorporation, each stockholder is entitled to one vote for each share of capital stock held by such stockholder.

Under English law, an ordinary resolution is passed on a show of hands if it is approved by a simple majority (more than 50%) of the votes cast by shareholders present (in person or by proxy) and entitled to vote. If a poll is demanded, an ordinary resolution is passed if it is approved by holders representing a simple majority of the total voting rights of shareholders present (in person or by proxy) who (being entitled to vote) vote on the resolution. Special resolutions require the affirmative vote of not less than 75% of the votes cast by shareholders present (in person or by proxy) at the meeting.

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England and Wales	Delaware
Shareholder Vote on Certain Transactions	The Companies Act 2006 provides for schemes of arrangement, which are arrangements or compromises between a company and any class of shareholders or creditors and used in certain types of reconstructions, amalgamations, capital reorganizations or takeovers. These arrangements require:

•

the approval at a shareholders' or creditors' meeting convened by order of the court, of a majority in number of shareholders or creditors representing 75% in value of the capital held by, or debt owed to, the class of shareholders or creditors, or class thereof present and voting, either in person or by proxy; and

•

the approval of the court.

Generally, under Delaware law, unless the certificate of incorporation provides for the vote of a larger portion of the stock, completion of a merger, consolidation, sale, lease or exchange of all or substantially all of a corporation's assets or dissolution requires:

•

the approval of the board of directors; and

•

approval by the vote of the holders of a majority of the outstanding stock or, if the certificate of incorporation provides for more or less than one vote per share, a majority of the votes of the outstanding stock of a corporation entitled to vote on the matter.

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England and Wales	Delaware
Standard of Conduct for Directors	Under English law, a director owes various statutory and fiduciary duties to the company, including:

•

to act in the way he considers, in good faith, would be most likely to promote the success of the company for the benefit of its members as a whole;

•

to avoid a situation in which he has, or can have, a direct or indirect interest that conflicts, or possibly conflicts, with the interests of the company;

•

to act in accordance with the company's constitution and only exercise his powers for the purposes for which they are conferred;

•

to exercise independent judgment;

•

to exercise reasonable care, skill and diligence;

•

not to accept benefits from a third party conferred by reason of his being a director or doing (or not doing) anything as a director; and

•

a duty to declare any interest that he has, whether directly or indirectly, in a proposed or existing transaction or arrangement with the company.

Delaware law does not contain specific provisions setting forth the standard of conduct of a director. The scope of the fiduciary duties of directors is generally determined by the courts of the State of Delaware. In general, directors have a duty to act without self-interest, on a well-informed basis and in a manner they reasonably believe to be in the best interest of the stockholders.

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	England and Wales	Delaware
Stockholder Suits

Under English law, generally, the company, rather than its shareholders, is the proper claimant in an action in respect of a wrong done to the company or where there is an irregularity in the company's internal management. Notwithstanding this general position, the Companies Act 2006 provides that (i) a court may allow a shareholder to bring a derivative claim (that is, an action in respect of and on behalf of the company) in respect of a cause of action arising from a director's negligence, default, breach of duty or breach of trust and (ii) a shareholder may bring a claim for a court order where the company's affairs have been or are being conducted in a manner that is unfairly prejudicial to some of its shareholders.

Under Delaware law, a stockholder may initiate a derivative action to enforce a right of a corporation if the corporation fails to enforce the right itself. The complaint must:

•

state that the plaintiff was a stockholder at the time of the transaction of which the plaintiff complains or that the plaintiffs shares thereafter devolved on the plaintiff by operation of law; and

•

allege with particularity the efforts made by the plaintiff to obtain the action the plaintiff desires from the directors and the reasons for the plaintiff's failure to obtain the action; or

•

state the reasons for not making the effort.
Additionally, the plaintiff must remain a stockholder through the duration of the derivative suit. The action will not be dismissed or compromised without the approval of the Delaware Court of Chancery.

  City Code on Takeovers and Mergers

        If at the time of a takeover offer the U.K. Panel on Takeovers and Mergers (the "Takeover Panel") determines that we have our place of central management and control in the United Kingdom, we would be subject to the U.K. City Code on Takeovers and Mergers (the "Takeover Code"), which is issued and administered by the Takeover Panel. The Takeover Code provides a framework within which takeovers of companies subject to it are conducted, including, in particular, certain rules in respect of mandatory offers.

        In July 2018, the Takeover Panel confirmed that, based on our current circumstances, we are not subject to the Takeover Code. As a result, our shareholders are not entitled to the benefit of certain takeover offer protections provided under the Takeover Code. We believe that this position is unlikely to change at any time in the near future but, in accordance with good practice, we will review the situation on a regular basis and consult with the Takeover Panel if there is any change in our circumstances which may have a bearing on whether the Takeover Panel would determine our place of central management and control to be in the United Kingdom.

  Exchange Controls

        There are no governmental laws, decrees, regulations or other legislation in the United Kingdom that may affect the import or export of capital, including the availability of cash and cash equivalents for use by us, or that may affect the remittance of dividends, interest, or other payments by us to non-resident holders of our ordinary shares or ordinary shares, other than withholding tax requirements. There is no limitation imposed by English law or our articles of association on the right of non-residents to hold or vote shares.

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DESCRIPTION OF AMERICAN DEPOSITARY SHARES

        Citibank, N.A. has agreed to act as the depositary bank for the American Depositary Shares. Citibank's depositary offices are located at 388 Greenwich Street, New York, New York 10013. American Depositary Shares are frequently referred to as "ADSs" and represent ownership interests in securities that are on deposit with the depositary bank. ADSs may be represented by certificates that are commonly known as "American Depositary Receipts" or "ADRs." The depositary bank typically appoints a custodian to safekeep the securities on deposit. In this case, the custodian is Citibank, N.A. London Branch, having its principal office at Citigroup Centre, Canada Square, Canary Wharf, London E14 5LB, England.

        We have appointed Citibank as depositary bank pursuant to a deposit agreement. A copy of the deposit agreement is on file with the SEC under cover of a Registration Statement on Form F-6. You may obtain a copy of the deposit agreement from the SEC's Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549 and from the SEC's website (www.sec.gov). Please refer to Registration Number 333-203642 when retrieving such copy.

        We are providing you with a summary description of the material terms of the ADSs and of your material rights as an owner of ADSs. Please remember that summaries by their nature lack the precision of the information summarized and that the rights and obligations of an owner of ADSs will be determined by reference to the terms of the deposit agreement and not by this summary. We urge you to review the deposit agreement in its entirety. The portions of this summary description that are italicized describe matters that may be relevant to the ownership of ADSs but that may not be contained in the deposit agreement.

        Each ADS represents the right to receive and to exercise the beneficial ownership interests in 6 ordinary shares that are on deposit with the depositary bank and/or custodian. An ADS also represents the right to receive, and to exercise the beneficial interests in any other property received by the depositary bank or the custodian on behalf of the owner of the ADS but that has not been distributed to the owners of ADSs because of legal restrictions or practical considerations. The custodian, the depositary bank and their respective nominees will hold all deposited property for the benefit of the holders and beneficial owners of ADSs. The deposited property does not constitute the proprietary assets of the depositary bank, the custodian or their nominees. Beneficial ownership in the deposited property will under the terms of the deposit agreement be vested in the beneficial owners of the ADSs. The depositary bank, the custodian and their respective nominees will be the record holders of the deposited property represented by the ADSs for the benefit of the holders and beneficial owners of the corresponding ADSs. A beneficial owner of ADSs may or may not be the holder of ADSs. Beneficial owners of ADSs will be able to receive, and to exercise beneficial ownership interests in the deposited property only through the registered holders of the ADSs, the registered holders of the ADSs (on behalf of the applicable ADS owners) only through the depositary bank, and the depositary bank (on behalf of the owners of the corresponding ADSs) directly, or indirectly through the custodian or their respective nominees, in each case upon the terms of the deposit agreement.

        If you become an owner of ADSs, you will become a party to the deposit agreement and therefore will be bound to its terms and to the terms of any ADR that represents your ADSs. The deposit agreement and the ADR specify our rights and obligations as well as your rights and obligations as an owner of ADSs and those of the depositary bank. As an ADS holder you appoint the depositary bank to act on your behalf in certain circumstances. The deposit agreement and the ADRs are governed by New York law. However, our obligations to the holders of ordinary shares will continue to be governed by the laws of England and Wales, which may be different from the laws in the United States.

        In addition, applicable laws and regulations may require you to satisfy reporting requirements and obtain regulatory approvals in certain circumstances. You are solely responsible for complying with such reporting requirements and obtaining such approvals. Neither the depositary bank, the custodian, us or

26

any of their or our respective agents or affiliates shall be required to take any actions whatsoever on your behalf to satisfy such reporting requirements or obtain such regulatory approvals under applicable laws and regulations.

        As an owner of ADSs, we will not treat you as one of our shareholders and you will not have direct shareholder rights. The depositary bank will hold on your behalf the shareholder rights attached to the ordinary shares underlying your ADSs. As an owner of ADSs you will be able to exercise the shareholders rights for the ordinary shares represented by your ADSs through the depositary bank only to the extent contemplated in the deposit agreement. To exercise any shareholder rights not contemplated in the deposit agreement you will, as an ADS owner, need to arrange for the cancellation of your ADSs and become a direct shareholder.

        As an owner of ADSs, you may hold your ADSs either by means of an ADR registered in your name, through a brokerage or safekeeping account, or through an account established by the depositary bank in your name reflecting the registration of uncertificated ADSs directly on the books of the depositary bank (commonly referred to as the "direct registration system" or "DRS"). The direct registration system reflects the uncertificated (book-entry) registration of ownership of ADSs by the depositary bank. Under the direct registration system, ownership of ADSs is evidenced by periodic statements issued by the depositary bank to the holders of the ADSs. The direct registration system includes automated transfers between the depositary bank and The Depository Trust Company ("DTC"), the central book-entry clearing and settlement system for equity securities in the United States. If you decide to hold your ADSs through your brokerage or safekeeping account, you must rely on the procedures of your broker or bank to assert your rights as ADS owner. Banks and brokers typically hold securities such as the ADSs through clearing and settlement systems such as DTC. The procedures of such clearing and settlement systems may limit your ability to exercise your rights as an owner of ADSs. Please consult with your broker or bank if you have any questions concerning these limitations and procedures. All ADSs held through DTC will be registered in the name of a nominee of DTC. This summary description assumes you have opted to own the ADSs directly by means of an ADS registered in your name and, as such, we will refer to you as the "holder." When we refer to "you," we assume the reader owns ADSs and will own ADSs at the relevant time.

        The registration of the ordinary shares in the name of the depositary bank or the custodian shall, to the maximum extent permitted by applicable law, vest in the depositary bank or the custodian the record ownership in the applicable ordinary shares with the beneficial ownership rights and interests in such ordinary shares being at all times vested with the beneficial owners of the ADSs representing the ordinary shares. The depositary bank or the custodian shall at all times be entitled to exercise the beneficial ownership rights in all deposited property, in each case only on behalf of the holders and beneficial owners of the ADSs representing the deposited property.

Dividends and Distributions

        As a holder of ADSs, you generally have the right to receive the distributions we make on the securities deposited with the custodian. Your receipt of these distributions may be limited, however, by practical considerations and legal limitations. Holders of ADSs will receive such distributions under the terms of the deposit agreement in proportion to the number of ADSs held as of the specified record date, after deduction of the applicable fees, taxes and expenses.

  Distributions of Cash

        Whenever we make a cash distribution for the securities on deposit with the custodian, we will deposit the funds with the custodian. Upon receipt of confirmation of the deposit of the requisite funds, the depositary bank will arrange for the funds to be converted into U.S. dollars and for the

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distribution of the U.S. dollars to the holders, subject to the laws and regulations of England and Wales.

        The conversion into U.S. dollars will take place only if practicable and if the U.S. dollars are transferable to the United States. The depositary bank will apply the same method for distributing the proceeds of the sale of any property (such as undistributed rights) held by the custodian in respect of securities on deposit.

        The distribution of cash will be made net of the fees, expenses, taxes and governmental charges payable by holders under the terms of the deposit agreement. The depositary bank will hold any cash amounts it is unable to distribute in a non-interest bearing account for the benefit of the applicable holders and beneficial owners of ADSs until the distribution can be effected or the funds that the depositary bank holds must be escheated as unclaimed property in accordance with the laws of the relevant states of the United States.

  Distributions of Shares

        Whenever we make a free distribution of ordinary shares for the securities on deposit with the custodian, we will deposit the applicable number of ordinary shares with the custodian. Upon receipt of confirmation of such deposit, the depositary bank will either distribute to holders new ADSs representing the ordinary shares deposited or modify the ADS-to-ordinary share ratio, in which case each ADS you hold will represent rights and interests in the additional ordinary shares so deposited. Only whole new ADSs will be distributed. Fractional entitlements will be sold and the proceeds of such sale will be distributed as in the case of a cash distribution.

        The distribution of new ADSs or the modification of the ADS-to-ordinary share ratio upon a distribution of ordinary shares will be made net of the fees, expenses, taxes and governmental charges payable by holders under the terms of the deposit agreement. In order to pay such taxes or governmental charges, the depositary bank may sell all or a portion of the new ordinary shares so distributed.

        No such distribution of new ADSs will be made if it would violate a law (i.e., the U.S. securities laws) or if it is not operationally practicable. If the depositary bank does not distribute new ADSs as described above, it may sell the ordinary shares received upon the terms described in the deposit agreement and will distribute the proceeds of the sale as in the case of a distribution of cash.

  Distributions of Rights

        Whenever we intend to distribute rights to purchase additional ordinary shares, we will give prior notice to the depositary bank and we will assist the depositary bank in determining whether it is lawful and reasonably practicable to distribute rights to purchase additional ADSs to holders.

        The depositary bank will establish procedures to distribute rights to purchase additional ADSs to holders and to enable such holders to exercise such rights if it is lawful and reasonably practicable to make the rights available to holders of ADSs, and if we provide all of the documentation contemplated in the deposit agreement (such as opinions to address the lawfulness of the transaction). You may have to pay fees, expenses, taxes and other governmental charges to subscribe for the new ADSs upon the exercise of your rights. The depositary bank is not obligated to establish procedures to facilitate the distribution and exercise by holders of rights to purchase new ordinary shares other than in the form of ADSs.

        The depositary bank will not distribute the rights to you if:

  •
  We do not timely request that the rights be distributed to you or we request that the rights not be distributed to you; or

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  •
  We fail to deliver satisfactory documents to the depositary bank; or

  •
  It is not reasonably practicable to distribute the rights.

        The depositary bank will sell the rights that are not exercised or not distributed if such sale is lawful and reasonably practicable. The proceeds of such sale will be distributed to holders as in the case of a cash distribution. If the depositary bank is unable to sell the rights, it will allow the rights to lapse.

  Elective Distributions

        Whenever we intend to distribute a dividend payable at the election of shareholders either in cash or in additional shares, we will give prior notice thereof to the depositary bank and will indicate whether we wish the elective distribution to be made available to you. In such case, we will assist the depositary bank in determining whether such distribution is lawful and reasonably practicable.

        The depositary bank will make the election available to you only if it is reasonably practicable and if we have provided all of the documentation contemplated in the deposit agreement. In such case, the depositary bank will establish procedures to enable you to elect to receive either cash or additional ADSs, in each case as described in the deposit agreement.

        If the election is not made available to you, you will receive either cash or additional ADSs, depending on what a shareholder in England and Wales would receive upon failing to make an election, as more fully described in the deposit agreement.

  Other Distributions

        Whenever we intend to distribute property other than cash, ordinary shares or rights to purchase additional ordinary shares, we will notify the depositary bank in advance and will indicate whether we wish such distribution to be made to you. If so, we will assist the depositary bank in determining whether such distribution to holders is lawful and reasonably practicable.

        If it is reasonably practicable to distribute such property to you and if we provide all of the documentation contemplated in the deposit agreement, the depositary bank will distribute the property to the holders in a manner it deems practicable.

        The distribution will be made net of fees, expenses, taxes and governmental charges payable by holders under the terms of the deposit agreement. In order to pay such taxes and governmental charges, the depositary bank may sell all or a portion of the property received.

        The depositary bank will not distribute the property to you and will sell the property if:

  •
  We do not request that the property be distributed to you or if we ask that the property not be distributed to you; or

  •
  We do not deliver satisfactory documents to the depositary bank; or

  •
  The depositary bank determines that all or a portion of the distribution to you is not reasonably practicable.

        The proceeds of such a sale will be distributed to holders as in the case of a cash distribution.

  Redemption

        Whenever we decide to redeem any of the securities on deposit with the custodian, we will notify the depositary bank in advance. If it is practicable and if we provide all of the documentation contemplated in the deposit agreement, the depositary bank will provide notice of the redemption to the holders.

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        The custodian will be instructed to surrender the shares being redeemed against payment of the applicable redemption price. The depositary bank will convert the redemption funds received into U.S. dollars upon the terms of the deposit agreement and will establish procedures to enable holders to receive the net proceeds from the redemption upon surrender of their ADSs to the depositary bank. You may have to pay fees, expenses, taxes and other governmental charges upon the redemption of your ADSs. If less than all ADSs are being redeemed, the ADSs to be retired will be selected by lot or on a pro rata basis, as the depositary bank may determine.

  Changes Affecting Ordinary Shares

        The ordinary shares held on deposit for your ADSs may change from time to time. For example, there may be a change in nominal or par value, a split-up, cancellation, consolidation or any other reclassification of such ordinary shares or a recapitalization, reorganization, merger, consolidation or sale of assets of the Company.

        If any such change were to occur, your ADSs would, to the extent permitted by law, represent the right to receive the property received or exchanged in respect of the ordinary shares held on deposit. The depositary bank may in such circumstances deliver new ADSs to you, amend the deposit agreement, the ADRs and the applicable Registration Statement(s) on Form F-6, call for the exchange of your existing ADSs for new ADSs and take any other actions that are appropriate to reflect as to the ADSs the change affecting the Shares. If the depositary bank may not lawfully distribute such property to you, the depositary bank may sell such property and distribute the net proceeds to you as in the case of a cash distribution.

Issuance of ADSs upon Deposit of Ordinary Shares

        After the completion of this offering, the ordinary shares that underlie the ADSs that are being offered for sale pursuant to this prospectus will be deposited by us with the custodian. Upon receipt of confirmation of such deposit, the depositary bank will issue ADSs to the underwriters named in any applicable prospectus supplement.

        After the closing of this offer, the depositary bank may create ADSs on your behalf if you or your broker deposit ordinary shares with the custodian. The depositary bank will deliver these ADSs to the person you indicate only after you pay any applicable issuance fees and any charges and taxes payable for the transfer of the ordinary shares to the custodian. Your ability to deposit ordinary shares and receive ADSs may be limited by U.S. and English legal considerations applicable at the time of deposit.

        The issuance of ADSs may be delayed until the depositary bank or the custodian receives confirmation that all required approvals have been given and that the ordinary shares have been duly transferred to the custodian. The depositary bank will only issue ADSs in whole numbers.

        When you make a deposit of ordinary shares, you will be responsible for transferring good and valid title to the depositary bank. As such, you will be deemed to represent and warrant that:

  •
  The ordinary shares are duly authorized, validly issued, fully paid, non-assessable and legally obtained.

  •
  All preemptive (and similar) rights, if any, with respect to such ordinary shares have been validly waived, disapplied or exercised.

  •
  You are duly authorized to deposit the ordinary shares.

  •
  The ordinary shares presented for deposit are free and clear of any lien, encumbrance, security interest, charge, mortgage or adverse claim, and are not, and the ADSs issuable upon such deposit will not be, "restricted securities" (as defined in the deposit agreement).

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  •
  The ordinary shares presented for deposit have not been stripped of any rights or entitlements.

        If any of the representations or warranties are incorrect in any way, we and the depositary bank may, at your cost and expense, take any and all actions necessary to correct the consequences of the misrepresentations.

Transfer, Combination and Split Up of ADRs

        As an ADR holder, you will be entitled to transfer, combine or split up your ADRs and the ADSs evidenced thereby. For transfers of ADRs, you will have to surrender the ADRs to be transferred to the depositary bank and also must:

  •
  ensure that the surrendered ADR is properly endorsed or otherwise in proper form for transfer;

  •
  provide such proof of identity and genuineness of signatures as the depositary bank deems appropriate;

  •
  provide any transfer stamps required by the State of New York or the United States; and

  •
  pay all applicable fees, charges, expenses, taxes and other government charges payable by ADR holders pursuant to the terms of the deposit agreement, upon the transfer of ADRs.

        To have your ADRs either combined or split up, you must surrender the ADRs in question to the depositary bank with your request to have them combined or split up, and you must pay all applicable fees, charges and expenses payable by ADR holders, pursuant to the terms of the deposit agreement, upon a combination or split up of ADRs.

Withdrawal of Ordinary Shares Upon Cancellation of ADSs

        As a holder, you will be entitled to present your ADSs to the depositary bank for cancellation and then receive the corresponding number of underlying ordinary shares at the custodian's offices. Your ability to withdraw the ordinary shares held in respect of the ADSs may be limited by U.S. and English considerations applicable at the time of withdrawal. In order to withdraw the ordinary shares represented by your ADSs, you will be required to pay to the depositary bank the fees for cancellation of ADSs and any charges and taxes payable upon the transfer of the ordinary shares. You assume the risk for delivery of all funds and securities upon withdrawal. Once canceled, the ADSs will not have any rights under the deposit agreement.

        If you hold ADSs registered in your name, the depositary bank may ask you to provide proof of identity and genuineness of any signature and such other documents as the depositary bank may deem appropriate before it will cancel your ADSs. The withdrawal of the ordinary shares represented by your ADSs may be delayed until the depositary bank receives satisfactory evidence of compliance with all applicable laws and regulations. Please keep in mind that the depositary bank will only accept ADSs for cancellation that represent a whole number of securities on deposit.

        You will have the right to withdraw the securities represented by your ADSs at any time except for:

  •
  Temporary delays that may arise because (i) the transfer books for the ordinary shares or ADSs are closed, or (ii) ordinary shares are immobilized on account of a shareholders' meeting or a payment of dividends;

  •
  Obligations to pay fees, taxes and similar charges; and

  •
  Restrictions imposed because of laws or regulations applicable to ADSs or the withdrawal of securities on deposit.

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        The deposit agreement may not be modified to impair your right to withdraw the securities represented by your ADSs except to comply with mandatory provisions of law.

Voting Rights

        As a holder, you generally have the right under the deposit agreement to instruct the depositary bank to exercise the voting rights for the ordinary shares represented by your ADSs. The voting rights of holders of ordinary shares are described in "Description of Share Capital—Key Provisions of Our Articles of Association—Shares and Rights Attaching to Them—Voting Rights."

        At our request, the depositary bank will distribute to you any notices of shareholders' meetings received from us together with information explaining how to instruct the depositary bank to exercise the voting rights of the securities represented by ADSs.

        If the depositary bank timely receives voting instructions from a holder of ADSs, it will endeavor to vote the securities (in person or by proxy) represented by the holder's ADSs in accordance with the voting instructions received from such holder.

        Securities for which no voting instructions have been received will not be voted (except as otherwise contemplated herein). Please note that the ability of the depositary bank to carry out voting instructions may be limited by practical and legal limitations and the terms of the securities on deposit. We cannot assure you that you will receive voting materials in time to enable you to return voting instructions to the depositary bank in a timely manner.

Fees and Charges

        As an ADS holder, you will be required to pay the following fees under the terms of the deposit agreement:

Service	Fees
Issuance of ADSs upon deposit of ordinary shares (excluding issuances as a result of distributions of ordinary shares)	Up to U.S. 5¢ per ADS issued
Delivery of deposited property against surrender of ADSs	Up to U.S. 5¢ per ADS surrendered
Distribution of cash dividends or other cash distributions (i.e., sale of rights and other entitlements)	Up to U.S. 5¢ per ADS held
Distribution of ADSs pursuant to (i) stock dividends or other free stock distributions, or (ii) exercise of rights to purchase additional ADSs	Up to U.S. 5¢ per ADS held
Distribution of securities other than ADSs or rights to purchase additional ADSs (i.e., spin-off ordinary shares)	Up to U.S. 5¢ per ADS held
ADS Services	Up to U.S. 5¢ per ADS held on the applicable record date(s) established by the depositary bank

        As an ADS holder you will also be responsible to pay certain charges such as:

  •
  taxes (including applicable interest and penalties) and other governmental charges;

  •
  the registration fees as may from time to time be in effect for the registration of ordinary shares on the share register and applicable to transfers of ordinary shares to or from the name of the custodian, the depositary bank or any nominees upon the making of deposits and withdrawals, respectively;

  •
  certain cable, telex and facsimile transmission and delivery expenses;

  •
  the expenses and charges incurred by the depositary bank in the conversion of foreign currency;

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  •
  the fees and expenses incurred by the depositary bank in connection with compliance with exchange control regulations and other regulatory requirements applicable to ordinary shares, ADSs and ADRs; and

  •
  the fees and expenses incurred by the depositary bank, the custodian, or any nominee in connection with the servicing or delivery of deposited property.

        ADS fees and charges payable upon (i) deposit of ordinary shares against issuance of ADSs and (ii) surrender of ADSs for cancellation and withdrawal of ordinary shares are charged to the person to whom the ADSs are delivered (in the case of ADS issuances) and to the person who delivers the ADSs for cancellation (in the case of ADS cancellations). In the case of ADSs issued by the depositary bank into DTC or presented to the depositary bank via DTC, the ADS issuance and cancellation fees and charges may be deducted from distributions made through DTC, and may be charged to the DTC participant(s) receiving the ADSs or the DTC participant(s) surrendering the ADSs for cancellation, as the case may be, on behalf of the beneficial owner(s) and will be charged by the DTC participant(s) to the account(s) of the applicable beneficial owner(s) in accordance with the procedures and practices of the DTC participant(s) as in effect at the time. ADS fees and charges in respect of distributions and the ADS service fee are charged to the holders as of the applicable ADS record date. In the case of distributions of cash, the amount of the applicable ADS fees and charges is deducted from the funds being distributed. In the case of (i) distributions other than cash and (ii) the ADS service fee, holders as of the ADS record date will be invoiced for the amount of the ADS fees and charges and such ADS fees and charges may be deducted from distributions made to holders of ADSs. For ADSs held through DTC, the ADS fees and charges for distributions other than cash and the ADS service fee may be deducted from distributions made through DTC, and may be charged to the DTC participants in accordance with the procedures and practices prescribed by DTC and the DTC participants in turn charge the amount of such ADS fees and charges to the beneficial owners for whom they hold ADSs.

        In the event of refusal to pay the depositary bank fees, the depositary bank may, under the terms of the deposit agreement, refuse the requested service until payment is received or may set off the amount of the depositary bank fees from any distribution to be made to the ADS holder. Certain ADS fees and charges such as the ADS service fee may become payable shortly after the closing of this offering. Note that the fees and charges you may be required to pay may vary over time and may be changed by us and by the depositary bank. You will receive prior notice of such changes. The depositary bank may reimburse us for certain expenses incurred by us in respect of the ADR program, by making available a portion of the ADS fees charged in respect of the ADR program or otherwise, upon such terms and conditions as we and the depositary bank may agree from time to time.

Amendments and Termination

        We may agree with the depositary bank to modify the deposit agreement at any time without your consent. We undertake to give holders 30 days' prior notice of any modifications that would materially prejudice any of their substantial rights under the deposit agreement. We will not consider to be materially prejudicial to your substantial rights any modifications or supplements that are reasonably necessary for the ADSs to be registered under the Securities Act or to be eligible for book-entry settlement, in each case without imposing or increasing the fees and charges you are required to pay. In addition, we may not be able to provide you with prior notice of any modifications or supplements that are required to accommodate compliance with applicable provisions of law.

        You will be bound by the modifications to the deposit agreement if you continue to hold your ADSs after the modifications to the deposit agreement become effective. The deposit agreement cannot be amended to prevent you from withdrawing the ordinary shares represented by your ADSs (except as permitted by law).

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        We have the right to direct the depositary bank to terminate the deposit agreement. Similarly, the depositary bank may in certain circumstances on its own initiative terminate the deposit agreement. In either case, the depositary bank must give notice to the holders at least 30 days before termination. Until termination, your rights under the deposit agreement will be unaffected.

        After termination, the depositary bank will continue to collect distributions received (but will not distribute any such property until you request the cancellation of your ADSs) and may sell the securities held on deposit. After the sale, the depositary bank will hold the proceeds from such sale and any other funds then held for the holders of ADSs in a non-interest bearing account. At that point, the depositary bank will have no further obligations to holders other than to account for the funds then held for the holders of ADSs still outstanding (after deduction of applicable fees, taxes and expenses).

Books of Depositary

        The depositary bank will maintain ADS holder records at its depositary office. You may inspect such records at such office during regular business hours but solely for the purpose of communicating with other holders in the interest of business matters relating to the ADSs and the deposit agreement.

        The depositary bank will maintain in New York facilities to record and process the issuance, cancellation, combination, split-up and transfer of ADSs. These facilities may be closed from time to time, to the extent not prohibited by law.

Limitations on Obligations and Liabilities

        The deposit agreement limits our obligations and the depositary bank's obligations to you. Please note the following:

  •
  We and the depositary bank are obligated only to take the actions specifically stated in the deposit agreement without negligence or bad faith.

  •
  The depositary bank disclaims any liability for any failure to carry out voting instructions, for any manner in which a vote is cast or for the effect of any vote, provided it acts in good faith and in accordance with the terms of the deposit agreement.

  •
  The depositary bank disclaims any liability for any failure to determine the lawfulness or practicality of any action, for the content of any document forwarded to you on our behalf or for the accuracy of any translation of such a document, for the investment risks associated with investing in ordinary shares, for the validity or worth of the ordinary shares, for any tax consequences that result from the ownership of ADSs, for the credit-worthiness of any third party, for allowing any rights to lapse under the terms of the deposit agreement, for the timeliness of any of our notices or for our failure to give notice.

  •
  We and the depositary bank will not be obligated to perform any act that is inconsistent with the terms of the deposit agreement.

  •
  We and the depositary bank disclaim any liability if we or the depositary bank are prevented or forbidden from or subject to any civil or criminal penalty or restraint on account of, or delayed in, doing or performing any act or thing required by the terms of the deposit agreement, by reason of any provision, present or future of any law or regulation, or by reason of present or future provision of any provision of our articles of association or any provision of or governing the securities on deposit, or by reason of any act of God or war or other circumstances beyond our control.

  •
  We and the depositary bank disclaim any liability by reason of any exercise of, or failure to exercise, any discretion provided for in the deposit agreement or in our articles of association or in any provisions of or governing the securities on deposit.

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  •
  We and the depositary bank further disclaim any liability for any action or inaction in reliance on the advice or information received from legal counsel, accountants, any person presenting Shares for deposit, any holder of ADSs or authorized representatives thereof, or any other person believed by either of us in good faith to be competent to give such advice or information.

  •
  We and the depositary bank also disclaim liability for the inability by a holder to benefit from any distribution, offering, right or other benefit that is made available to holders of ordinary shares but is not, under the terms of the deposit agreement, made available to you.

  •
  We and the depositary bank may rely without any liability upon any written notice, request or other document believed to be genuine and to have been signed or presented by the proper parties.

  •
  We and the depositary bank also disclaim liability for any consequential or punitive damages for any breach of the terms of the deposit agreement.

  •
  No disclaimer of any Securities Act liability is intended by any provision of the deposit agreement.

Pre-Release Transactions

        Subject to the terms and conditions of the deposit agreement, the depositary bank may issue to broker/dealers ADSs before receiving a deposit of ordinary shares or release ordinary shares to broker/dealers before receiving ADSs for cancellation. These transactions are commonly referred to as "pre-release transactions," and are entered into between the depositary bank and the applicable broker/dealer. The deposit agreement limits the aggregate size of pre-release transactions (not to exceed 30% of the ordinary shares on deposit in the aggregate) and imposes a number of conditions on such transactions (i.e., the need to receive collateral, the type of collateral required, the representations required from brokers, etc.). The depositary bank may retain the compensation received from the pre-release transactions.

Taxes

        You will be responsible for the taxes and other governmental charges payable on the ADSs and the securities represented by the ADSs. We, the depositary bank and the custodian may deduct from any distribution the taxes and governmental charges payable by holders and may sell any and all property on deposit to pay the taxes and governmental charges payable by holders. You will be liable for any deficiency if the sale proceeds do not cover the taxes that are due.

        The depositary bank may refuse to issue ADSs, to deliver, transfer, split and combine ADRs or to release securities on deposit until all taxes and charges are paid by the applicable holder. The depositary bank and the custodian may take reasonable administrative actions to obtain tax refunds and reduced tax withholding for any distributions on your behalf. However, you may be required to provide to the depositary bank and to the custodian proof of taxpayer status and residence and such other information as the depositary bank and the custodian may require to fulfill legal obligations. You are required to indemnify us, the depositary bank and the custodian for any claims with respect to taxes based on any tax benefit obtained for you.

Foreign Currency Conversion

        The depositary bank will arrange for the conversion of all foreign currency received into U.S. dollars if such conversion is practical, and it will distribute the U.S. dollars in accordance with the terms of the deposit agreement. You may have to pay fees and expenses incurred in converting foreign currency, such as fees and expenses incurred in complying with currency exchange controls and other governmental requirements.

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        If the conversion of foreign currency is not practical or lawful, or if any required approvals are denied or not obtainable at a reasonable cost or within a reasonable period, the depositary bank may take the following actions in its discretion:

  •
  Convert the foreign currency to the extent practical and lawful and distribute the U.S. dollars to the holders for whom the conversion and distribution is lawful and practical.

  •
  Distribute the foreign currency to holders for whom the distribution is lawful and practical.

  •
  Hold the foreign currency (without liability for interest) for the applicable holders.

  Governing Law/Waiver of Jury Trial

        The deposit agreement and the ADRs will be interpreted in accordance with the laws of the State of New York. The rights of holders of ordinary shares (including ordinary shares represented by ADSs) are governed by the laws of England and Wales.

        AS A PARTY TO THE DEPOSIT AGREEMENT, YOU WAIVE YOUR RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF THE DEPOSIT AGREEMENT OR THE ADRs AGAINST US AND/OR THE DEPOSITARY BANK.

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 PLAN OF DISTRIBUTION

        We may sell the securities described in this prospectus in and outside the United States (a) through underwriters or dealers, (b) directly to purchasers, including our affiliates, (c) through agents or (d) through a combination of any of these methods. The applicable prospectus supplement or free writing prospectus will include the following information:

  •
  the terms of the offering

  •
  the names of any underwriters or agents;

  •
  the name or names of any managing underwriter or underwriters;

  •
  the purchase price of the securities;

  •
  the net proceeds from the sale of the securities;

  •
  any delayed delivery arrangements;

  •
  any underwriting discounts, commissions and other items constituting underwriters' compensation;

  •
  any initial public offering price;

  •
  any discounts or concessions allowed or reallowed or paid to dealers; and

  •
  any commissions paid to agents.

        The sale of the securities may be effected in transactions (a) on any national or international securities exchange or quotation service on which the securities may be listed or quoted at the time of sale, (b) in the over-the-counter market, (c) in transactions otherwise than on such exchanges or in the over-the-counter market or (d) through the writing of options.

        The distribution of offered securities may be effected from time to time in one or more transactions at a fixed price or prices, which may be changed, at market prices prevailing at the time of sale, at prices related to the market prices, or at negotiated prices.

Sale Through Underwriters or Dealers

        If underwriters are used in the sale of any of these securities, the underwriters will acquire the securities for their own account. The underwriters may resell the securities from time to time in one or more transactions, including negotiated transactions, at a fixed public offering price or at varying prices determined at the time of sale. Underwriters may offer securities to the public either through underwriting syndicates represented by one or more managing underwriters or directly by one or more firms acting as underwriters. Unless we inform you otherwise in any prospectus supplement or free writing prospectus, the obligations of the underwriters to purchase the securities will be subject to certain conditions, and the underwriters will be obligated to purchase all the offered securities if they purchase any of them. We may grant underwriters an option to purchase additional securities to cover overallotment, if any, or otherwise in connection with the distribution. The underwriters may change from time to time any initial public offering price and any discounts or concessions allowed or reallowed or paid to dealers.

        Any underwriter may engage in overallotment, stabilizing transactions, short covering transactions and penalty bids in accordance with Regulation M under the Exchange Act. Overallotment involves sales in excess of the offering size, which create a short position. Stabilizing transactions permit bids to purchase the underlying security so long as the stabilizing bids do not exceed a specified maximum. Short covering transactions involve purchases of the securities in the open market after the distribution is completed to cover short positions. Penalty bids permit the underwriters to reclaim a selling

37

concession from a dealer when the securities originally sold by the dealer are purchased in a covering transaction to cover short positions. Those activities may cause the price of the securities to be higher than it would otherwise be. If commenced, the underwriters may discontinue any of the activities at any time.

        Any underwriters who are qualified market makers on NASDAQ (or any exchange or quotation system on which our securities are listed) may engage in passive market making transactions in our ADSs on NASDAQ in accordance with Rule 103 of Regulation M, during the business day prior to the pricing of the offering, before the commencement of offers or sales of the securities. Passive market makers must comply with applicable volume and price limitations and must be identified as passive market makers. In general, a passive market maker must display its bid at a price not in excess of the highest independent bid for such security; if all independent bids are lowered below the passive market maker's bid, however, the passive market maker's bid must then be lowered when certain purchase limits are exceeded.

        If dealers are used in the sale of securities, we will sell the securities to them as principals. They may then resell those securities to the public at varying prices determined by the dealers at the time of resale. We will include in the prospectus supplement or free writing prospectus the names of the dealers and the terms of the transaction.

Direct Sales and Sales Through Agents

        We may sell the securities directly, and not through underwriters or agents. We may also sell the securities through agents designated from time to time. In the prospectus supplement or free writing prospectus, we will name any agent involved in the offer or sale of the offered securities, and we will describe any commissions payable to the agent. Unless we inform you otherwise in the prospectus supplement or free writing prospectus, any agent will agree to use its reasonable best efforts to solicit purchases for the period of its appointment.

        We may sell the securities directly to institutional investors or others who may be deemed to be underwriters within the meaning of the Securities Act with respect to any sale of those securities. We will describe the terms of any such sales in the prospectus supplement or free writing prospectus.

        We may enter into derivative transactions with third parties, or sell securities not covered by this prospectus to third parties in privately negotiated transactions. If the applicable prospectus supplement or free writing prospectus indicates, in connection with those derivatives, the third parties may sell securities covered by this prospectus and the applicable prospectus supplement or free writing prospectus, including in short sale transactions. If so, the third party may use securities pledged by us or borrowed from us or others to settle those sales or to close out any related open borrowings of stock, and may use securities received from us in settlement of those derivatives to close out any related open borrowings of stock. The third party in such sale transactions will be an underwriter and, if not identified in this prospectus, will be identified in the applicable prospectus supplement or free writing prospectus (or a post-effective amendment).

Delayed Delivery Contracts

        If we so indicate in the prospectus supplement or free writing prospectus, we may authorize agents, underwriters or dealers to solicit offers from certain types of institutions to purchase securities from us at the public offering price under delayed delivery contracts. These contracts would provide for payment and delivery on a specified date in the future. The contracts would be subject only to those conditions described in the prospectus supplement or free writing prospectus. The prospectus supplement or free writing prospectus will describe any commission payable for solicitation of those contracts.

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Subscription Offerings

        Direct sales to investors or our shareholders may be accomplished through subscription offerings or through subscription rights distributed to shareholders. In connection with subscription offerings or the distribution of subscription rights to shareholders, if all of the underlying securities are not subscribed for, we may sell any unsubscribed securities to third parties directly or through underwriters or agents. In addition, whether or not all of the underlying securities are subscribed for, we may concurrently offer additional securities to third parties directly or through underwriters or agents. If securities are to be sold through subscription rights, the subscription rights will be distributed as a dividend to the shareholders for which they will pay no separate consideration.

General Information

        We may have agreements with the agents, dealers and underwriters to indemnify them against certain civil liabilities, including liabilities under the Securities Act, or to contribute with respect to payments that the agents, dealers or underwriters may be required to make. Agents, dealers and underwriters may be customers of, engage in transactions with or perform services for us in the ordinary course of their businesses.

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LEGAL MATTERS

        We are being represented by Mayer Brown LLP with respect to certain legal matters of U.S. federal securities and New York State law. The validity of the ordinary shares represented by the ADSs and certain other legal matters with respect to English law will be passed upon for us by Mayer Brown International LLP, our English counsel.

EXPERTS

        The consolidated financial statements of Adaptimmune Therapeutics plc as of December 31, 2017 and December 31, 2016, and for each of the years in the two-year period ended December 31, 2017, the six-month period ended December 31, 2015, and the year ended June 30, 2015, have been incorporated by reference herein in reliance upon the report of KPMG LLP, independent registered public accounting firm, incorporated by reference herein, and upon the authority of said firm as experts in accounting and auditing.

SERVICE OF PROCESS AND ENFORCEMENT OF JUDGMENTS

        We are incorporated under the laws of England and Wales. Some of our directors and officers reside outside the United States, and a substantial portion of our assets and all or a substantial portion of the assets of such persons are located outside the United States. As a result, it may be difficult for you to serve legal process on us or our directors and executive officers (as well as certain directors, managers and executive officers of the finance subsidiaries) or have any of them appear in a United States court.

        We have appointed Adaptimmune LLC as our authorized agent upon whom process may be served in any action instituted in any U.S. federal or state court having subject matter jurisdiction in the Borough of Manhattan in New York, New York, arising out of or based upon the ADSs, the deposit agreement or the underwriting agreement related to such ADSs.

        Mayer Brown International LLP, our English counsel, has advised us that there is some doubt as to the enforceability in the United Kingdom, in original actions or in actions for enforcement of judgments of U.S. courts, of civil liabilities based solely on the federal securities laws of the United States. In addition, awards for punitive damages in actions brought in the United States or elsewhere may be unenforceable in the United Kingdom. An award for monetary damages under the U.S. securities laws would be considered punitive if it does not seek to compensate the claimant for loss or damage suffered and is intended to punish the defendant. The enforceability of any judgment in the United Kingdom will depend on the particular facts of the case as well as the laws and treaties in effect at the time. The United States and the United Kingdom do not currently have a treaty providing for recognition and enforcement of judgments (other than arbitration awards) in civil and commercial matters.

INCORPORATION BY REFERENCE

        The SEC allows us to disclose certain information to you in this prospectus by referring you to documents previously filed with the SEC that include such information. The information incorporated by reference is an important part of this prospectus, and information that we file later with the SEC will automatically update and supersede this information. We incorporate by reference the documents listed below and any future filings made with the SEC under Sections 13(a), 13(c), 14, or 15(d) of the Securities Exchange Act of 1934 made subsequent to the date of this initial registration statement and prior to effectiveness of the registration statement and any reports filed by us with the SEC after the date of this prospectus until the termination of the offering of the securities described in this

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prospectus (other than information in such filings that was "furnished," under applicable SEC rules, rather than "filed").

  •
  Our Annual Report on Form 10-K for the fiscal year ended December 31, 2017 filed with the SEC on March 15, 2018 (the "Annual Report");

  •
  Our Quarterly Report on Form 10-Q for the quarter ended March 31, 2018 filed with the SEC on May 9, 2018;

  •
  Our Current Reports on Form 8-K filed with the SEC on January 8, 2018, March 15, 2018, April 12, 2018, May 9, 2018, June 4, 2018, June 20, 2018, and July 6, 2018; and

  •
  The description of our ordinary shares and ADSs contained in our registration statement on Form 8-A, filed with the SEC under the Exchange Act on April 30, 2015, including any amendment or report filed for the purpose of updating such description.

        You may request a copy of these filings at no cost, by writing or telephoning us at the following address:

Adaptimmune Therapeutics plc
Attn: Company Secretary
60 Jubilee Avenue, Milton Park
Abingdon, Oxfordshire OX14 4RX
United Kingdom
(44) 1235 430000

        You should rely only on the information incorporated by reference or provided in this prospectus or any prospectus supplement. We have not authorized anyone else to provide you with different or additional information. An offer of these securities is not being made in any jurisdiction where the offer or sale is not permitted. You should not assume that the information in this prospectus or any prospectus supplement is accurate as of any date other than the date on the front of those documents.

WHERE YOU CAN FIND MORE INFORMATION

        We file annual, quarterly and current reports, proxy statements and other information with the SEC. Our SEC filings are available to the public over the Internet at the SEC's website located at http://www.sec.gov and on the investor relations pages of our website located at http://www.adaptimmune.com. You may also read and copy any document we file at the SEC's public reference room at 100 F Street, N.E., Washington, D.C. 20549. You can call the SEC at 1-800-SEC-0330 for further information on the public reference room.

        We will furnish to Citibank, N.A., as depositary bank of our ADSs, our annual reports. When the depositary bank receives these reports, it will upon our request promptly provide them to all holders of record of ADSs or otherwise make such reports available to such ADS holders in accordance with the terms of the deposit agreement. We will also furnish the depositary bank with all notices of shareholders' meetings and other reports and communications in English that we make available to our shareholders. The depositary bank will make these notices, reports and communications available to holders of ADSs and will upon our request mail to all holders of record of ADSs the information contained in any notice of a shareholders' meeting it receives.

        Information about us is also available on our website at http://www.adaptimmune.com. Such information on our website is not part of this prospectus.

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10,000,000 American Depositary Shares

Representing 60,000,000 Ordinary Shares

PROSPECTUS SUPPLEMENT

September 5, 2018